                                              Securities Act File No. __________

     As filed with the Securities and Exchange Commission on August 4, 2006

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
                         Pre-Effective Amendment No. [ ]
                        Post-Effective Amendment No. [ ]

                         TRANSAMERICA IDEX MUTUAL FUNDS
               (Exact Name of Registrant as Specified in Charter)

               570 Carillon Parkway, St. Petersburg, Florida 33716 (Address of Principal Executive Offices) (Zip Code)

                                 (727) 299-1800
                  (Registrant's Area Code and Telephone Number)

                              John K. Carter, Esq.
                                  P.O. Box 9012
                            Clearwater, FL 33758-5068
                     (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective on September 3, 2006 pursuant to Rule 488 under the Securities Act of 1933.

No filing fee is required because an indefinite number of shares has previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

================================================================================

                         Transamerica IDEX Mutual Funds
                              570 Carillon Parkway
                          St. Petersburg, Florida 33716
                           (Toll Free) 1-888-233-4339

                                                            September_____, 2006

Dear Shareholder:

Recently, Great Companies, LLC ("Great Companies"), the former investment sub-adviser of TA IDEX Great Companies - America(SM) (the "Acquired Fund"), entered into a transaction that resulted in the termination of Great Companies' investment sub-advisory agreement to manage the Acquired Fund. Effective upon the date of that transaction, the Board of Trustees (the "Board") of Transamerica IDEX Mutual Funds ("TA IDEX") approved the appointment of Transamerica Investment Management, LLC ("TIM") as investment sub-adviser of the Acquired Fund on an interim basis only, pending shareholder consideration of a longer-term appointment. The Board also approved an Agreement and Plan of Reorganization relating to the proposed reorganization of the Acquired Fund into TA IDEX Transamerica Equity (the "Acquiring Fund"), another series of TA IDEX which currently is sub-advised by TIM, subject to shareholder approval.

The Board has called a special meeting of shareholders of the "Acquired Fund" to be held on October 18, 2006 at 11:00 a.m. (Eastern time), as adjourned from time to time (the "Special Meeting"), at the offices of TA IDEX, 570 Carillon Parkway, St. Petersburg, Florida 33716 so that shareholders can vote on these matters. At the Special Meeting, shareholders of the Acquired Fund will be asked to vote on:

     (1) a proposed Plan of Reorganization ("Reorganization Plan") regarding the Acquired Fund; and

     (2) an investment sub-advisory agreement appointing TIM as investment sub-adviser to the Acquired Fund (the "TIM Sub-Advisory Agreement").

The Board has approved the reorganization of the Acquired Fund into the Acquiring Fund and the TIM Sub-Advisory Agreement. Transamerica Fund Advisors, Inc. and TIM serve as investment adviser and sub-adviser, respectively, to the Acquired and Acquiring Funds, and the Acquired Fund has investment objectives and policies that are similar in many respects to those of the Acquiring Fund.

After careful consideration, the Board unanimously approved and recommends that shareholders of the Acquired Fund vote "FOR" these proposals. Accordingly, you are asked to approve the Reorganization Plan relating to the proposed reorganization and the TIM Sub-Advisory Agreement.

A Proxy Statement/Prospectus that describes these proposals in detail is enclosed. We urge you to vote your shares by completing and returning the enclosed proxy in the envelope provided, or vote by Internet or telephone, at your earliest convenience.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. IN ORDER TO AVOID THE ADDED COST OF FOLLOW-UP SOLICITATIONS AND POSSIBLE ADJOURNMENTS, PLEASE TAKE A FEW MINUTES TO READ THE PROXY STATEMENT/PROSPECTUS AND CAST YOUR VOTE.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                        Sincerely,


                                        ----------------------------------------
                                        John K. Carter
                                        President, Chief Executive Officer,
                                        General Counsel and Secretary

                         Transamerica IDEX Mutual Funds
                              570 Carillon Parkway
                          St. Petersburg, Florida 33716
                           (Toll Free) 1-888-233-4339

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF
                       TA IDEX GREAT COMPANIES - AMERICA(SM)
                         TO BE HELD ON OCTOBER 18, 2006

To the Shareholders:

The Board of Trustees of Transamerica IDEX Mutual Funds ("TA IDEX") has called a special meeting of shareholders of TA IDEX Great Companies - America(SM), a series of TA IDEX, to be held on October 18, 2006 at 11:00 a.m. (Eastern time) as adjourned from time to time (the "Special Meeting"), at the offices of TA IDEX, 570 Carillon Parkway, St. Petersburg, Florida 33716.

At the Special Meeting you will be asked to consider the following proposals:

1. To approve a Plan of Reorganization providing for the acquisition of all of the assets and liabilities of TA IDEX Great Companies - America(SM) (the "Acquired Fund") by TA IDEX Transamerica Equity (the "Acquiring Fund"), a series of TA IDEX, solely in exchange for shares of the Acquiring Fund, followed by the complete liquidation of the Acquired Fund;

2. To approve an investment sub-advisory agreement between Transamerica Fund Advisors, Inc. ("TFAI") and Transamerica Investment Management, LLC ("TIM") pursuant to which TIM will be appointed as investment sub-adviser to the Acquired Fund; and

3. To transact such other business as may properly come before the Special Meeting.

Shareholders of record at the close of business on August 4, 2006 are entitled to notice of, and to vote at, the Special Meeting. Your attention is called to the accompanying Proxy Statement/Prospectus. Shareholders who do not expect to attend the Special Meeting in person are requested to complete, date, and sign the enclosed proxy card and return it promptly in the envelope provided for that purpose. Your proxy card also provides instructions for voting via telephone or the Internet, if you wish to take advantage of these voting options. Proxies may be revoked at any time by executing and submitting a revised proxy, by giving written notice of revocation to TA IDEX, or by voting in person at the Special Meeting.

                                        By Order of the Board of Trustees


                                        ----------------------------------------
                                        John K. Carter
                                        President, Chief Executive Officer
                                        General Counsel and Secretary

[__________, 2006]

                                TABLE OF CONTENTS

INTRODUCTION .............................................................     3

SUMMARY OF THE PROPOSALS .................................................     5

PROPOSAL I - APPROVAL OF REORGANIZATION PLAN .............................     7
   Comparison of Investment Objectives, Principal Investment Strategies,
   Risks and Management of the Acquired and Acquiring Funds ..............     7
   Principal Risks of in Investing in the Funds ..........................     9
   Comparison of Portfolio Characteristics ...............................     9

COMPARISON OF FEES AND EXPENSES FOR ACQUIRED AND ACQUIRING FUNDS .........    10
   General Information ...................................................    10
   Operating Expenses ....................................................    11

MANAGEMENT AND PERFORMANCE OF THE ACQUIRING FUND .........................    13
   The Investment Adviser and Sub-Adviser ................................    13
   Principal Investment Strategies .......................................    13
   Performance of the Acquiring Fund .....................................    14

INFORMATION ABOUT THE REORGANIZATION .....................................    15
   The Reorganization Plan ...............................................    15
   Reasons for the Reorganization ........................................    15
   Tax Considerations ....................................................    15
   Expenses of the Reorganization ........................................    16
   Board Considerations ..................................................    16
   The Proposed Reorganization of TA IDEX Janus Growth into the
      Acquiring Fund .....................................................    17

ADDITIONAL INFORMATION ABOUT THE FUNDS ...................................    17
   Form of Organization ..................................................    17
   Dividends and Other Distributions .....................................    17
   Disclosure of Portfolio Holdings ......................................    17
   Capitalization of the Funds ...........................................    17

PROPOSAL II - APPROVAL OF TIM SUB-ADVISORY AGREEMENT .....................    18
   The Acquired Fund's Investment Advisory Arrangement ...................    18
   The TIM Sub-Advisory Agreement ........................................    19
   Board Considerations ..................................................    19
   Other Information .....................................................    21

GENERAL INFORMATION ......................................................    21
   Investment Adviser, Administrator and Principal Underwriter ...........    21
   Other Business ........................................................    21
   Shareholder Reports ...................................................    21
   Proxy Solicitation ....................................................    21
   Shareholder Voting ....................................................    22
   Vote Required .........................................................    22

   Shareholder Proposals .................................................    22
   Information about the Funds ...........................................    22

MORE INFORMATION REGARDING THE ACQUIRING FUND ............................    24
   Investment Advisory Arrangements ......................................    24
   Regulatory Proceedings ................................................    24
   Class A, B and C Shares ...............................................    25
   Choosing a Share Class ................................................    34
   Waivers and/or Reductions of Charges ..................................    37
   I Shares...............................................................    37
   Distribution of Shares ................................................    37
   Other Distribution or Service Arrangements ............................    38
   Underwriting Agreement ................................................    39
   Distributions and Taxes ...............................................    40

FINANCIAL HIGHLIGHTS FOR THE ACQUIRING FUND ..............................    40

INDEX OF APPENDICES ......................................................    43


                                        b

                           PROXY STATEMENT/PROSPECTUS

                         Transamerica IDEX Mutual Funds
                              570 Carillon Parkway
                          St. Petersburg, Florida 33716
                           (Toll Free) 1-888-233-4339

                                  INTRODUCTION

Recently, Great Companies, LLC ("Great Companies"), the former investment sub-adviser of TA IDEX Great Companies - America(SM) (the "Acquired Fund"), entered into a transaction that resulted in the termination of Great Companies' investment sub-advisory agreement to manage the Acquired Fund. Effective upon the date of that transaction, the Board of Trustees (the "Board") of Transamerica IDEX Mutual Funds ("TA IDEX") approved the appointment of Transamerica Investment Management, LLC ("TIM") as investment sub-adviser of the Acquired Fund on an interim basis only, pending shareholder consideration of a longer-term appointment. The Board also approved a Plan of Reorganization ("Reorganization Plan") relating to the proposed reorganization of the Acquired Fund into TA IDEX Transamerica Equity (the "Acquiring Fund"), a comparable TA IDEX fund which currently is sub-advised by TIM, subject to shareholder approval.

This Proxy Statement/Prospectus provides you with information about the proposed reorganization of the Acquired Fund into the Acquiring Fund (collectively, the "Funds"), both of which are series of TA IDEX, as well as the proposed appointment of TIM as investment sub-adviser to the Acquired Fund pursuant to an investment sub-advisory agreement between Transamerica Fund Advisors, Inc. ("TFAI") and TIM (the "TIM Sub-Advisory Agreement").

If the proposed reorganization is approved, the Acquired Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange solely for shares of the Acquiring Fund (the "Reorganization"). Following the transfer of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund, the Acquired Fund will distribute to you your portion of shares of the Acquiring Fund that the Acquired Fund receives in the Reorganization. You will receive Class A, B, C or I shares of the Acquiring Fund having an aggregate value equal to the aggregate value of that class of shares of the Acquired Fund held by you immediately prior to the Reorganization. Following the Reorganization, the Acquired Fund will liquidate.

If each of the proposed TIM Sub-Advisory Agreement and the Reorganization Plan are approved, TIM will be appointed as investment sub-adviser shortly before the Reorganization of the Acquired Fund into the Acquiring Fund, and it will be paid for the investment sub-advisory services it rendered while it served as an interim sub-adviser to the Acquired Fund the amount of investment sub-advisory fees provided for under an interim investment sub-advisory arrangement between TFAI and TIM (the "Interim Sub-Advisory Agreement"), which has been kept in escrow during the interim period. If the proposed TIM Sub-Advisory Agreement is not approved but the Reorganization Plan is approved, TIM will be paid for the investment sub-advisory services it rendered while it served as an interim sub-adviser to the Acquired Fund in the amount of the lesser of its costs in performing such services or the amount held in escrow, but the Reorganization will be consummated. If the proposed TIM Sub-Advisory Agreement is approved but the Reorganization Plan is not, TIM will continue to provide investment sub-advisory services to the Acquired Fund. If neither proposal is approved, the Board will consider various options with respect to the Acquired Fund.

This Proxy Statement/Prospectus solicits your vote in connection with a special meeting of shareholders, to be held on October 18, 2006, at 11:00 a.m. (Eastern time), as adjourned from time to time ("Special Meeting"), at which shareholders of the Acquired Fund will vote on: (1) the Reorganization Plan through which the Reorganization will be accomplished, and (2) the TIM Sub-Advisory Agreement. Because you, as a shareholder of the Acquired Fund, are being asked to approve the Reorganization Plan, that will result in your holding shares of the Acquiring Fund, this document also serves as a prospectus for the Acquiring Fund, whose investment objective is to maximize long-term growth.

This Proxy Statement/Prospectus, which you should retain for future reference, contains important information about the Acquiring Fund that you should know before investing. A Statement of Additional Information ("SAI") dated August 1, 2006 relating to this Proxy Statement/Prospectus, and containing additional information about the Reorganization and the parties thereto, has been filed with the U.S. Securities and Exchange Commission ("SEC") and is incorporated herein by reference. For a more detailed discussion of the investment objectives, policies, restrictions and risks of each of the Funds, see the TA IDEX Prospectus and Statement of Additional Information dated March 1, 2006, as supplemented, each of which is incorporated herein by reference and is available, without charge, by calling 1-888-233-4339 or by writing to the address above. The TA IDEX Great Companies-America(SM) and TA IDEX Transamerica Equity annual reports dated October 31, 2005 and semi-annual reports dated April 30, 2006 also are incorporated herein by reference.

You may also obtain proxy materials, reports and other information filed by TA IDEX from the SEC's Public Reference Section (1-202-942-8090) in Washington, D.C., or from the SEC's internet website at www.sec.gov. Copies of materials may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the

SEC's Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-0102.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROXY STATEMENT/PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

DATE: [________, 2006]

                            SUMMARY OF THE PROPOSALS

You should read this entire Proxy Statement/Prospectus carefully. For additional information, you should consult the TA IDEX Prospectus dated March 1, 2006, as supplemented from time to time, the Reorganization Plan (a form of which is attached hereto as Appendix A), and the TIM Sub-Advisory Agreement (a form of which is attached hereto as Appendix E).

THE PROPOSED REORGANIZATION

At a meeting held on July 18-19, 2006, the Board approved the Reorganization Plan with respect to each of the Funds. Subject to the approval of shareholders of the Acquired Fund, the Reorganization Plan provides for:

- the transfer of all of the assets of the Acquired Fund to the Acquiring Fund, in exchange for shares of the Acquiring Fund;

- the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund;

- the distribution of shares of the Acquiring Fund to the shareholders of the Acquired Fund; and

-    the complete liquidation of the Acquired Fund as a series of TA IDEX.

The Reorganization is expected to be effective immediately after the close of business on October 31, 2006, or on a later date as the parties may agree (the "Closing"). As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund. Each shareholder will hold, immediately after the Closing, shares of the same class of the Acquiring Fund having an aggregate value equal to the aggregate value of the same class of shares of the Acquired Fund held by that shareholder as of the close of business on the date of the Closing.

The reorganization of the Acquired Fund is intended, among other things, to eliminate duplication of costs and other inefficiencies arising from having comparable mutual funds within the same family of funds, as well as to assist in achieving economies of scale. Neither Fund will bear any of the costs associated with the Reorganization.

Approval of the Reorganization Plan requires the affirmative vote of a majority of the outstanding voting securities of the Acquired Fund. In the event that the shareholders of the Acquired Fund do not approve the Reorganization Plan, the Acquired Fund will continue to operate as a separate entity, and the Board will determine what further action, if any, to take (which could include liquidation of the Acquired Fund).

AFTER CAREFUL CONSIDERATION, THE BOARD UNANIMOUSLY APPROVED THE REORGANIZATION PLAN. THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSED REORGANIZATION PLAN.

In considering whether to approve the Reorganization Plan, you should note that:

- The Acquired Fund has an investment objective, investment policies, investment restrictions and a share class structure that are similar in many respects to the investment objective, investment policies, investment restrictions and share class structure of the Acquiring Fund with one significant exception: the Acquired Fund is "non-diversified" while the Acquiring Fund is "diversified." The Investment Company Act of 1940 ("1940 Act") classifies investment companies such as the Funds as either diversified or non-diversified - diversification is the practice of spreading a fund's assets over a number of issuers to reduce risk.

- Despite some differences in investment strategies, to the extent both the Acquired Fund and the Acquiring Fund are domestic equity funds, the proposed Reorganization will reduce some overlap in the offerings of the TA IDEX fund family.

- The Funds have the same investment adviser and current sub-adviser, TFAI and TIM, respectively. TFAI will continue to oversee the investment program of the Acquiring Fund and the performance of TIM, the Acquiring Fund's sub-adviser, after consummation of the Reorganization.

- The share purchase, exchange and redemption provisions for each Fund are the same. For additional information on purchase and redemption provisions, see "More Information Regarding the Acquiring Fund."

- The Funds expect that the Reorganization should be considered a tax-free reorganization within the meaning of section 368(a)(1) of the Internal Revenue Code of 1986 (the "Code"). As such, shareholders of the Funds should not recognize gain or loss as a result of the Reorganization. See "Information About the Reorganization - Tax Considerations."

THE TIM SUB-ADVISORY AGREEMENT

TFAI is the Acquired Fund's investment adviser. Prior to August 1, 2006, TFAI retained Great Companies to serve as investment sub-adviser to the Acquired Fund. Great Companies recently entered into a transaction that resulted in affiliates of TFAI and

TIM acquiring all of the interests of Great Companies and the cessation of Great Companies' operation as a business. The transaction was deemed to constitute a change of control of Great Companies under the 1940 Act that terminated the sub-advisory agreement between TFAI and Great Companies.

To avoid a potential "orphanage" of the Acquired Fund, TFAI proposed, and the Board approved, the Interim Sub-Advisory Agreement pursuant to which TIM was appointed as interim sub-adviser for a maximum period of 150 days following the termination of the sub-advisory agreement between TFAI and Great Companies. The Interim Sub-Advisory Agreement provides that the compensation payable thereunder to TIM is to be held in an escrow account with the Acquired Fund's custodian, pending shareholder consideration of the TIM Sub-Advisory Agreement. If Acquired Fund shareholders approve the TIM Sub-Advisory Agreement, TIM will be paid for its services under the Interim Sub-Advisory Agreement in the amount held in the escrow account. If Acquired Fund shareholders reject the TIM Sub-Advisory Agreement, TIM will be paid for the investment sub-advisory services it rendered while it served as an interim sub-adviser in the amount of the lesser of its costs in performing such services or the amount held in escrow (i.e., the amount of compensation payable under the terms of the Interim Sub-Advisory Agreement). In addition, if shareholders reject the agreement, TIM would not be able to continue serving as investment sub-adviser to the Acquired Fund past the end of the 150 day interim period, and the Board would consider various options with respect to the Acquired Fund, which may include liquidation and dissolution of the Acquired Fund, or the appointment of a new investment sub-adviser in accordance with applicable law.

THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE TIM SUB-ADVISORY AGREEMENT.

                  PROPOSAL I - APPROVAL OF REORGANIZATION PLAN

COMPARISON OF INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, RISKS AND MANAGEMENT OF THE ACQUIRED AND ACQUIRING FUNDS

The investment objectives, principal investment strategies, and risks of the Funds are similar in many respects. Each Fund is managed by the same investment adviser and sub-adviser. The charts and summaries below describe important similarities and differences between the Funds' investment objectives, principal investment strategies and principal risks. There can be no assurance that a Fund will achieve its stated objective.

                                                       ACQUIRED FUND                                 ACQUIRING FUND
                                       --------------------------------------------   -------------------------------------------
OBJECTIVE                              Long-term growth of capital.                   Maximizing long-term growth.

PRINCIPAL INVESTMENT POLICIES          Investing in common stocks of large,           Investing at least 80% of fund assets in a
                                       established, U.S. based companies.  The        diversified portfolio of domestic common
                                       sub-adviser seeks common stocks that have      stocks.  The sub-adviser buys securities
                                       outstanding shareholder returns defined as     of companies it believes have the defining
                                       having outperformed the Standard & Poor's      features of premier growth companies that
                                       500 Composite Stock Price Index over a set     are undervalued in the stock market.
                                       period of time.

INVESTOR PROFILE                       The Fund may be appropriate for investors      This Fund may be appropriate for long-term
                                       who seek long-term growth of capital and who   investors who have the perspective,
                                       can tolerate significant fluctuations          patience and financial ability to take on
                                       inherent in stock investing.                   above-average price volatility in pursuit
                                                                                      of long-term capital growth.

INVESTMENT ADVISER AND ADVISORY FEES         Transamerica Fund Advisors, Inc.               Transamerica Fund Advisors, Inc.
                                       TFAI receives monthly compensation from the    TFAI receives monthly compensation from the
                                       Fund at the following annual rates (as a       Fund at the following annual rates (as a
                                       specified percentage of the Fund's average     specified percentage of the Fund's average
                                       daily net assets): 0.75% for the first $500    daily net assets): 0.75% for the first $500
                                       million, 0.70% of assets over $500 million     million and 0.70% of assets over $500
                                       up the $1 billion and 0.65% of assets in       million.  TFAI recently agreed to reduce
                                       excess of $1 billion.  (For the fiscal year    its fee to 0.65% of average daily net
                                       ended October 31, 2005, the Fund paid,         assets in excess of $2.5 billion, effective
                                       pursuant to a different fee arrangement, an    November 1, 2006. (For the fiscal year
                                       advisory fee equal to 0.775% of the Fund's     ended October 31, 2005, the Fund paid an
                                       average daily net assets.)                     advisory fee equal to 0.75% of the Fund's
                                                                                      average daily net assets.)

                                                       ACQUIRED FUND                                 ACQUIRING FUND
                                       --------------------------------------------   -------------------------------------------
SUB-ADVISER AND SUB-ADVISORY FEES      TIM, 11111 Santa Monica Boulevard, Suite 820,  TIM, 11111 Santa Monica Boulevard, Suite
                                       Los Angeles, California 90025, has served as   820, Los Angeles, California 90025, is the
                                       interim investment sub-adviser to the Fund     Fund's sub-adviser.  TIM receives monthly
                                       since August 1, 2006.  Prior to that date,     compensation from TFAI at the following
                                       the Fund's investment sub-adviser was Great    annual rates (as a specified percentage of
                                       Companies, L.L.C., 635 Court Street, Suite     the Fund's average daily net assets): 0.35%
                                       100, Clearwater, Florida 33756.                of the first $500 million and 0.30% of
                                                                                      assets in excess of $500 million.  TIM
                                       Under the terms of the Interim Sub-Advisory    recently agreed, effective November 1,
                                       Agreement and the TIM Sub-Advisory             2006, to reduce its sub-advisory fee to
                                       Agreement, TIM is entitled to receive the      0.25% of average daily nets in excess of
                                       same monthly compensation as Great             $2.5 billion, less 50% of any amount
                                       Companies. The sub-adviser is entitled to      reimbursed pursuant to the Fund's expense
                                       receive compensation from TFAI at the          limitation arrangements, and to combine the
                                       following annual rates (as a specified         Acquiring Fund's assets with those of
                                       percentage of the Fund's average daily net     another mutual fund for purposes of
                                       assets): 0.30% of the first $500 million and   calculating the fee and applicable
                                       0.25% of assets in excess of $500 million.     breakpoints.

PORTFOLIO MANAGER                                      Gary U. Rolle                                 Gary U. Rolle

COMPARISON OF PRINCIPAL INVESTMENT STRATEGIES

   SIMILARITIES                        -    Each Fund principally invests in common stocks of U.S. companies.

                                       -    Each Fund primarily invests in growth stocks.

                                       -    Each Fund may be appropriate for investors who seek long-term capital growth.

                                       -    Under adverse or unstable market conditions, each Fund could invest some or all of its assets in cash, repurchase agreements and money market instruments.

   DIFFERENCES                         -    The Acquired Fund seeks to invest in      -    The Acquiring Fund's sub-adviser, TIM,
                                            common stocks of large, established,           uses a "bottom-up" approach to
                                            United States based companies. Stocks          investing and builds the fund's
                                            for this fund are selected by TIM from         portfolio one company at a time by
                                            a group of companies that are                  investing fund assets principally in
                                            identified as being "great companies."         equity securities.

                                       -    The sub-adviser seeks common stocks       -    TIM generally invests at least 80% of
                                            that have outstanding shareholder              the fund's assets in a diversified
                                            returns defined as having outperformed         portfolio of domestic common stocks.
                                            the Acquired Fund's benchmark over a           TIM believes in long term investing
                                            set period of time.                            and does not attempt to time the
                                                                                           market. Each company passes through
                                       -    To determine how to allocate Acquired          TIM's rigorous research process and
                                            Fund assets among the "great companies"        stands on its own merits as a premier
                                            the sub-adviser has identified, the            company.
                                            sub-adviser uses intrinsic value
                                            investing.                                -    TIM buys securities of companies it
                                                                                           believes have the defining features of
                                       -    Additionally, the sub-adviser                  premier growth companies that are
                                            determines optimum sector weightings           undervalued in the stock market.
                                            for the different sectors. Once optimum
                                            sector weightings have been determined,   -    While TIM invests principally in
                                            stocks are allocated among the sectors.        domestic common stocks, the Acquiring
                                            Sector weightings are adjusted as the          Fund may, to a lesser extent, invest
                                            investing environment dictates.                in other securities or use other
                                                                                           investment strategies in pursuit of
                                       -    The Acquired Fund is non-diversified.          its investment objective.

                                                                                      -    The Acquiring Fund is diversified.

COMPARISON OF PRINCIPAL RISKS OF INVESTING IN THE FUNDS

The discussion below provides more information about the principal risks of investing in the Acquiring Fund, and how these risks compare to those posed by an investment in the Acquired Fund. Each Fund may invest in various types of securities or use certain investment techniques to achieve its objective. The following is a summary of the principal risks associated with such securities and investment techniques. As with any security, an investment in a Fund involves certain risks, including loss of principal. The Funds are subject to varying degrees of risk. An investment in the Funds is not a deposit of a bank and is not insured by the Federal Deposit Insurance Corporation or any other government agency. The fact that a particular risk is not identified means only that it is not a principal risk of investing in the Funds, but it does not mean that a Fund is prohibited from investing its assets in securities that give rise to that risk. Please refer to Appendix B, "Explanation of Strategies and Risks," for more detailed description of risks and information about additional investment techniques that the Funds may utilize and related risks.

Each of the Acquiring Fund and the Acquired Fund is subject to the following risks:

     - COMMON STOCK INVESTING. Each Fund principally invests in common stocks of U.S. companies. This type of investment involves risks. While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks each Fund holds fluctuate in price, the value of your investment in the Fund will go up and down.

     - GROWTH STOCK INVESTING. Each Fund invests in growth stocks. Investments in growth stocks involve risks. Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

     - VALUE INVESTING. Each Fund also may use a value approach to investing. This approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

     - MARKET RISK. Each Fund is subject to market risks. The value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Such securities may decline in value due to factors affecting securities markets generally or particular industries or issuers.

     - TEMPORARY DEFENSIVE INVESTMENTS. Each Fund could, under adverse or unstable market conditions, invest some or all of its assets in cash, repurchase agreements and money market instruments. Although a Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

The Acquiring and Acquired Funds also may entail risks that are not common between the Funds, including (among others):

     - DIVERSIFICATION. The Acquired Fund is non-diversified, while the Acquiring Fund is diversified. A "non-diversified" fund has the ability to take larger positions in a smaller number of issuers. To the extent a fund invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a more widely diversified fund and may be subject to greater loss with respect to its portfolio securities.

COMPARISON OF PORTFOLIO CHARACTERISTICS

The following tables compare certain characteristics of the portfolios of the Funds as of April 30, 2006:

                                      ACQUIRED FUND   ACQUIRING FUND
                                      -------------   --------------
Net Assets (thousands)                   $86,492         $680,681
Number of Holdings                            82               64
Portfolio Turnover Rate                       65%               3%

As a percentage of Net Assets
-   Common Stocks                           97.7%            96.2%
-   Securities Lending Collateral            4.6%             7.5%
-   Liabilities in excess of other
    assets                                  -2.3%            -3.7%
                                           100.0%           100.0%

                     TOP 10 HOLDINGS (AS A % OF NET ASSETS)

         ACQUIRED FUND             %
-------------------------------   ---
United Technologies Corp.         3.6%
PepsiCo. Inc                      3.5%
American Express Co.              3.2%
Prudential Financial, Inc.        3.1%
T. Rowe Price Group, Inc.         3.1%
Morgan Stanley                    3.0%
BJ Services Co.                   2.9%
Coach, Inc.                       2.9%
Weatherford International, Ltd.   2.7%
Corning, Inc.                     2.6%

       ACQUIRING FUND           %
----------------------------   ---
QUALCOMM, Inc.                 5.3%
Chicago Mercantile Exchange    4.4%
Schlumberger, Ltd.             4.1%
United Parcel Service, Inc.    4.1%
- Class B
Caterpillar, Inc.              3.9%
Expeditors International of    3.5%
Washington, Inc.
McGraw-Hill Cos., Inc. (The)   3.4%
Jacobs Engineering Group,      3.3%
Inc.
Genentech, Inc.                3.3%
Marriott International,        3.2%
Inc. - Class A

COMPARISON OF FEES AND EXPENSES FOR ACQUIRED AND ACQUIRING FUNDS

The following describes and compares the fees and expenses that you may pay if you buy and hold shares of each Fund. It is expected that combining the Funds in the manner proposed in the Reorganization Plan would allow shareholders of the Acquired Fund and Acquiring Fund to realize economies of scale. For further information on the fees and expenses of the Acquiring Fund, please see "More Information Regarding the Acquiring Fund" in this Proxy Statement/Prospectus.

GENERAL INFORMATION

Class A shares of the Acquiring Fund issued to a shareholder in connection with the Reorganization will not be subject to any initial sales charge. Class B and Class C shares of the Acquiring Fund issued to a shareholder in connection with the Reorganization will be subject to the same contingent deferred sales charge ("CDSC"), if any, applicable to the corresponding shares of the Acquired Fund held by that shareholder immediately prior to the Reorganization. In addition, the period that the shareholder held shares of the Acquired Fund would be included in the holding period of the Acquiring Fund's shares for purposes of calculating any applicable CDSC. Similarly, Class B shares of the Acquiring Fund issued to a shareholder in connection with the Reorganization will convert to Class A shares eight years after the date that the corresponding Class B shares of the Acquired Fund were purchased by shareholders. Class I shares issued in connection with the Reorganization will not be subject to any initial sales charge or CDSC.

Purchases of shares of the Acquiring Fund after the Reorganization will be subject to the charges described in the table below. This is the same structure that is currently in effect for the Acquired Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                 CLASS A    CLASS B    CLASS C   CLASS I
                                                                 SHARES     SHARES     SHARES     SHARES
                                                                --------   --------   --------   -------
Maximum Sales Charge Imposed on Purchases
   (as a percentage of offering price)                            5.50%      None       None       None
Maximum Deferred Sales Charge (as a percentage of original
   purchase price or redemption proceeds, whichever is lower)    None(a)   5.00%(b)   1.00%(c)     None
Redemption fee on shares held 5 trading days or less (as a
   percentage of amount redeemed)                                 2.00%      2.00%      2.00%      None

(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% CDSC for 24 months after purchase.

(b) Purchases of Class B shares are subject to a declining CDSC if redeemed during the first 5 years of purchase (5% - 1st year; 4% - 2nd year; 3% - 3rd year; 2% - 4th year; and 1% - 5th year).

(c) Purchases of Class C shares are subject to a 1% CDSC if redeemed during the first 12 months of purchase.

OPERATING EXPENSES

The current expenses of each Fund and estimated pro forma expenses after giving effect to the proposed Reorganization are shown in the table below. Pro forma fees and expenses show estimated fees and expenses of the Acquiring Fund after giving effect to the proposed Reorganization as of October 31, 2005. Pro forma numbers are estimated in good faith and are hypothetical.

                         ANNUAL FUND OPERATING EXPENSES
           (as a percentage of each Fund's average daily net assets)

                                 Distribution               Total Annual
                    Management     & Service      Other    Fund Operating    Expense    Net Operating
                       Fees      (12b-1) Fees   Expenses      Expenses      Reduction      Expenses
                    ----------   ------------   --------   --------------   ---------   -------------
ACQUIRING FUND(A)
Class A Shares         0.75%         0.35%        0.58%         1.68%        0.16%(b)       1.52%
Class B Shares         0.75%         1.00%        0.74%         2.49%        0.32%(b)       2.17%
Class C Shares         0.75%         1.00%        0.46%         2.21%        0.04%(b)       2.17%
Class I Shares         0.75%          N/A         0.07%         0.82%        0.00%(b)       0.82%

ACQUIRED FUND(C)
Class A Shares         0.75%         0.35%        0.46%         1.56%        0.06%(d)       1.50%
Class B Shares         0.75%         1.00%        0.48%         2.23%        0.08%(d)       2.15%
Class C Shares         0.75%         1.00%        0.46%         2.21%        0.06%(d)       2.15%
Class I Shares         0.75%          N/A         0.11%         0.86%        0.00%(d)       0.86%

PRO FORMA
Class A Shares         0.74%         0.35%        0.32%         1.41%        0.00%(b)       1.41%
Class B Shares         0.74%         1.00%        0.68%         2.42%        0.25%(b)       2.17%
Class C Shares         0.74%         1.00%        0.46%         2.20%        0.03%(b)       2.17%
Class I Shares         0.74%          N/A         0.08%         0.82%        0.00%(b)       0.82%

(a) Annual fund operating expenses are estimates based upon the Acquiring Fund's expenses for the fiscal year ended October 31, 2005, restated to reflect current expenses, contractual advisory fees, and/or expense limits and, for Class I shares, the estimated expenses of Class I shares (which commenced operations on November 15, 2005).

(b) Contractual arrangements had been made with the Acquiring Fund's investment adviser, TFAI, through March 1, 2007, to waive fees and/or reimburse fund expenses to the extent that the Acquiring Fund's total expenses exceed 1.17% of average daily net assets, excluding 12b-1 fees and certain extraordinary expenses.

(c) Annual Fund operating expenses are estimates based upon the Acquired Fund's expenses for the fiscal year ended October 31, 2005, restated to reflect current expenses, contractual advisory fees, and/or expense limits and, for Class I shares, the estimated expenses of Class I shares (which commenced operations on November 15, 2005).

(d) Contractual arrangements have been made with the Acquired Fund's investment adviser, TFAI through March 1, 2007, to waive fees and/or reimburse fund expenses to the extent that the Acquired Fund's total expenses exceed 1.15% of average daily net assets, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the Acquired Fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized Acquired Fund operating expenses are less than 1.15% of average daily assets, excluding 12b-1 fees and certain extraordinary expenses.

EXAMPLE

This example is intended to help you compare the cost of investing in the Funds and in the Acquiring Fund (after the Reorganization) on a pro forma basis. Your actual costs may be higher or lower. The example assumes that you invest $10,000 in each Fund and in the surviving Fund after the Reorganization for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that each Fund's operating expenses remain the same. The return is for illustration purposes only and is not guaranteed.

Based on the above assumptions, you would pay the following expenses if you redeemed your shares at the end of each period:

                    1 YEAR   3 YEARS   5 YEARS   10 YEARS
                    ------   -------   -------   --------
ACQUIRING FUND
Class A Shares       $696     $1,036    $1,398    $2,415
Class B Shares(a)    $720     $1,045    $1,397    $2,602
Class C Shares       $320     $  687    $1,181    $2,541
Class I Shares       $ 84     $  262       N/A       N/A

ACQUIRED FUND
Class A Shares       $694     $1,010    $1,348    $2,300
Class B Shares(a)    $718     $  990    $1,288    $2,389
Class C Shares       $318     $  685    $1,179    $2,539
Class I Shares       $ 88     $  274       N/A       N/A

PRO FORMA
Class A Shares       $686     $  972    $1,279    $2,148
Class B Shares       $720     $1,031    $1,368    $2,486
Class C Shares       $320     $  685    $1,177    $2,532
Class I Shares       $ 84     $  262       N/A       N/A

(a) Examples for Class B shares assume conversion to Class A shares eight years after purchase.

Based on the above assumptions, you would pay the following expenses if you did not redeem your shares:

                    1 YEAR   3 YEARS   5 YEARS   10 YEARS
                    ------   -------   -------   --------
ACQUIRING FUND
Class A Shares       $696     $1,036    $1,398    $2,415
Class B Shares(a)    $220     $  745    $1,297    $2,602
Class C Shares       $220     $  687    $1,181    $2,541
Class I Shares       $ 84     $  262       N/A       N/A

ACQUIRED FUND
Class A Shares       $694     $1,010    $1,348    $2,300
Class B Shares(a)    $218     $  690    $1,188    $2,389
Class C Shares       $218     $  685    $1,179    $2,539
Class I Shares       $ 88     $  274       N/A       N/A

PRO FORMA
Class A Shares       $686     $  972    $1,279    $2,148
Class B Shares       $220     $  731    $1,268    $2,486
Class C Shares       $220     $  685    $1,177    $2,532
Class I Shares       $ 84     $  262       N/A       N/A

(a) Examples for Class B shares assume conversion to Class A shares eight years after purchase.

                MANAGEMENT AND PERFORMANCE OF THE ACQUIRING FUND

THE INVESTMENT ADVISER AND SUB-ADVISER

TFAI has overall responsibility for the management of the Acquiring Fund. For such services, the Acquiring Fund currently pays an investment advisory fee monthly at the annual rate of 0.75% of the first $500 million of the Acquiring Fund's average daily net assets and 0.70% of the average daily net assets over $500 million. Effective November 1, 2006, TFAI will reduce its investment advisory fee to 0.65% of average daily net assets in excess of $2.5 billion. For more information about TFAI, see "More Information Regarding the Acquiring Fund
- Investment Advisory Arrangements" below.

TFAI has entered into a sub-advisory agreement with TIM to provide investment advisory services to the Acquiring Fund. TIM is an investment adviser registered as such with the U.S. Securities and Exchange Commission. As of June 30, 2006, TIM has approximately $19 billion in assets under management. The name, address and principal occupation of the principal executive officer and each managing member of TIM are set forth in Appendix G.

Pursuant to the Acquiring Fund's sub-advisory agreement, TIM furnishes investment advisory, statistical and research facilities, supervises and arranges for the purchase and sale of securities on behalf of the Acquiring Fund and provides for the compilation and maintenance of records pertaining to such investment advisory services, subject to the control and supervision of TA IDEX's Board and TFAI. For such services, TFAI currently pays TIM 0.35% of the first $500 million of average daily net assets and 0.30% of average daily net assets over $500 million, less 50% of any amount reimbursed pursuant to the fund's expense limitation arrangement. Effective November 1, 2006, TIM will reduce its investment sub-advisory fee to 0.25% of average daily net assets in excess of $2.5 billion. In addition, also effective November 1, 2006, for purposes of calculating investment sub-advisory fees and applicable breakpoints, TIM will combine the Acquiring Fund's assets with those of AEGON/Transamerica Series Trust - Transamerica Equity, a series of another mutual fund.

A discussion regarding the basis of the Board's approval of the Acquiring Fund's investment advisory arrangements is available in the Acquiring Fund's semi-annual report for the period ended April 30, 2006.

The following individual has responsibility for the day-to-day management of the Acquiring Fund:

GARY U. ROLLE, CFA, is President, Chief Investment Officer and Portfolio Manager at TIM. He joined TIM's predecessor in 1967. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. From 1980 to 1982 he served as the Chief Investment Officer for SunAmerica then returned to Transamerica as Chief Investment Officer. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.

The Acquiring Fund's Statement of Additional Information, dated March 1, 2006, as supplemented from time to time, provides additional information about the portfolio manager's compensation, other accounts managed, and ownership of Acquiring Fund shares. It is available upon request.

PRINCIPAL INVESTMENT STRATEGIES

The Acquiring Fund's sub-adviser, TIM, uses a "bottom-up" approach to investing and builds the Fund's portfolio one company at a time by investing fund assets principally in equity securities. TIM generally invests at least 80% of the Fund's assets in a diversified portfolio of domestic common stocks. TIM believes in long term investing and does not attempt to time the market. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company.

TIM buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features:

     -    shareholder-oriented management

     -    dominance in market share

     -    cost production advantages

     -    leading brands

     -    self-financed growth

     -    attractive reinvestment opportunities

While TIM invests principally in domestic common stocks, the Acquiring Fund may, to a lesser extent, invest in other securities or use other investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the Acquiring Fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the Acquiring Fund would do this only in seeking to avoid losses, the Acquiring Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

PERFORMANCE OF THE ACQUIRING FUND

The bar chart and tables below provide some indication of the risks of investing in the Acquiring Fund by showing changes in the Acquiring Fund's Class A share performance from year to year and by showing how the Acquiring Fund's average annual total returns for different periods compare to those of broad measures of market performance, the Russell 1000 Growth Index (Russell 1000 Growth), which measures the performance of those Russell 1000 companies with higher price-to-book rates and higher forecasted growth values, and the Standard & Poors' 500 Composite Stock Price Index (S&P 500 Index), a widely recognized index of market performance which is composed of 500 widely held common stocks that measures the general performance of the market.

The bar chart does not reflect the impact of taxes or sales charge which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the Acquiring Fund, except Class I, includes deductions of applicable sales charges. Absent limitation of the Acquiring Fund's expenses, total returns would be lower.

Performance information for Class I shares is not available, since the class did not commence operations until November 15, 2005. However, the performance of Class A shares should be substantially similar to that of Class I shares because both share classes are invested in the same portfolio of securities. The returns for Class A shares will vary from Class I shares to the extent that the classes do not have the same expenses and Class I shares are not subject to sales charges (which are reflected in the performance information about Class A shares in the table). As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

TA IDEX TRANSAMERICA EQUITY - CLASS A

                                      YEAR-BY-YEAR TOTAL RETURN
HIGHEST AND LOWEST RETURNS             (as of 12/31 each year)
--------------------------   ------------------------------------------
HIGHEST QUARTER                            Class A Shares
   12/31/2001      12.85%
                             (17.53%), (23.39%), 29.78%, 14.07%, 15.29%
LOWEST QUARTER               2001      2002      2003    2004    2005
   09/30/2001     (18.39)%                   [Bar Chart]

The year-to-date return for the period ended June 30, 2006 is 2.49%.

AVERAGE ANNUAL TOTAL RETURNS(1)
(as of 12/31/05)

                                                                                       Life of the
                                                                    1 Year   5 Years     Fund(2)
                                                                    ------   -------   -----------
Class A
   Return Before Taxes                                               8.95%    0.38%      (1.91%)
   Return After Taxes on Distributions(3)                            8.82%    0.31%      (1.97%)
   Return After Taxes on Distributions and Sale of Fund Shares(3)    6.00%    0.32%      (1.61%)
Class B                                                              9.30%    0.57%      (1.69%)
Class C                                                             13.43%     N/A       18.64%
Russell 1000 Growth Index
(reflects no deduction for fees, expenses or taxes)                  5.26%   (3.58%)     (7.20%)

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.

(2) The Fund commenced offering Class A and Class B shares on March 1, 2000. Class C shares commenced operations on November 11, 2002.

(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

A $25 annual fee is imposed on accounts open for over 12 months that are below a minimum balance. See the section titled "More Information Regarding the Acquiring Fund" below.

For additional information about the Acquiring Fund's performance, including a discussion about market conditions and investment strategies that significantly affected its performance during its last fiscal year, please refer to Appendix C.

                      INFORMATION ABOUT THE REORGANIZATION

THE REORGANIZATION PLAN

The Reorganization Plan provides for the transfer of all of the assets and liabilities of the Acquired Fund to the Acquiring Fund solely in exchange for Class A, B, C and I shares of the Acquiring Fund. The Acquired Fund will distribute the shares of the Acquiring Fund received in the exchange to its shareholders, and then the Acquired Fund will be liquidated.

After the Reorganization, each shareholder of the Acquired Fund will own shares in the Acquiring Fund having an aggregate value equal to the aggregate value of shares of the Acquired Fund held by that shareholder as of the close of business on the business day preceding the Closing. Class A, B, C and I shareholders of the Acquired Fund will receive shares of the corresponding class of the Acquiring Fund.

Generally, the liquidation and distribution will be accomplished by opening accounts on the books of the Acquiring Fund in the names of the shareholders of the Acquired Fund and transferring to those shareholders' accounts the same class shares representing such shareholders' interests previously credited to the account of the Acquired Fund. No sales charges or fees of any kind will be charged to the shareholders of the Acquired Fund in connection with their receipt of shares of the Acquiring Fund in the Reorganization.

Until the Closing, shareholders of the Acquired Fund will continue to be able to redeem their shares. Redemption requests received after the Closing will be treated as requests for the redemption of Acquiring Fund shares received by the shareholder in the Reorganization.

The obligations of the Funds under the Reorganization Plan are subject to various conditions, including approval of the shareholders of the Acquired Fund. The Reorganization Plan also requires that the Funds take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Plan. The Reorganization Plan may be terminated by mutual agreement of the parties or on certain other grounds. For a complete description of the terms and conditions of the Reorganization, see the Reorganization Plan at Appendix A, which qualifies in its entirety the foregoing summary of the Reorganization Plan.

REASONS FOR THE REORGANIZATION

The Funds have investment objectives, strategies and risks that are comparable in many respects. Because the Acquired Fund may invest in similar types of securities as the Acquiring Fund, the Funds are somewhat duplicative. In addition, the Reorganization would create a larger Acquiring Fund, also managed by TIM, which should benefit shareholders of the Funds by allowing shareholders of the Acquired Fund to continue to participate in a professionally managed portfolio. Also, a larger Acquiring Fund offers the potential benefit of a more diversified portfolio of securities, may improve trading efficiency, and may realize economies of scale and lower operating expenses.

TFAI may be deemed to have a material interest in the proposed Reorganization due to the higher advisory fees payable to it by the Acquiring Fund, as compared to the Acquired Fund, on fund assets of $1-$2.5 billion, after which the Funds would pay the same advisory fee rate. However, TFAI currently receives a higher effective advisory fee (i.e., after payment of sub-advisory fees) from the Acquired Fund on fund assets up to $1 billion, after which it receives the same net advisory fees as it receives with respect to the Acquiring Fund. Each Fund had net assets of less than $1 billion as of a recent date. In addition, combination of the Funds will relieve TFAI of its obligation to limit the total operating expenses of the Acquired Fund, which resulted in TFAI waiving fees and/or reimbursing expenses in the amount of $79,582 during the Acquired Fund's last fiscal year, although it will continue to limit the total operating expenses of the Acquiring Fund, which resulted in TFAI waiving fees and/or reimbursing expenses in the amount of $241,182 during the Acquiring Fund's last fiscal year. Finally, TIM may be deemed to have a material interest in the proposed Reorganization because it is entitled to a higher sub-advisory fee payable with respect to the Acquiring Fund on assets of up to $2.5 billion, after which it would receive the same sub-advisory fee as would be payable with respect to the Acquired Fund.

TAX CONSIDERATIONS

The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, pursuant to this treatment, neither the Acquired Fund, the Acquiring Fund, nor the shareholders will recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Plan. As a condition to the Closing, the Funds will receive an opinion from the law firm of Dechert LLP to the effect that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. That opinion will be based in part upon certain assumptions and upon certain representations made by the Funds.

Immediately prior to the Reorganization, the Acquired Fund will pay a dividend or dividends which, together with all previous dividends, will have the effect of distributing to the shareholders all of the Acquired Fund's investment company taxable income for taxable years ending on or prior to the Reorganization (computed without regard to any deduction for dividends paid) and all of its net capital gains, if any, realized in taxable years ending on or prior to the Reorganization (after reduction for any available capital loss carryforward). Such dividends will be included in the taxable income of the Acquired Fund's shareholders.

As of October 31, 2005, TA IDEX Great Companies - America(SM), had accumulated capital loss carryforwards in the amount of approximately $11,518 (in thousands). The Acquired Fund's capital loss carryforwards may be used to offset, at least in part, any capital gains realized by the Acquired Fund prior to the Reorganization. After the Reorganization, these losses may be available to the Acquiring Fund to offset its capital gains, although the amount of these losses which may offset the Acquiring Fund's capital gains in any given year may be limited. As a result of this limitation, it is possible that the Acquiring Fund may not be able to use these losses as rapidly as the Acquired Fund might have, and part of these losses may not be useable at all. The ability of the Acquiring Fund to absorb losses in the future depends upon a variety of factors that cannot be known in advance, including the existence of capital gains against which these losses may be offset. In addition, the benefits of any capital loss carryforwards currently are available only to shareholders of the Acquired Fund. After the Reorganization, however, these benefits will inure to the benefit of all shareholders of the Acquiring Fund.

EXPENSES OF THE REORGANIZATION

TFAI and/or its affiliates will bear all of the expenses relating to the Reorganization, including but not limited to the costs of the proxy solicitation. The costs of the Reorganization include, but are not limited to, costs associated with preparation of the Acquiring Fund's registration statement, printing and distributing the Acquiring Fund's prospectus and the Acquired Fund's proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding the Special Meeting.

It is anticipated that certain portfolio holdings of the Acquired Fund may be liquidated in connection with the Reorganization or after completion of the Reorganization as part of the rationalization of the Acquiring Fund's post-Reorganization portfolio. The timing and extent of such transactions is difficult to predict, but portfolio holdings liquidation is not expected to exceed 50% of the Acquired Fund's pre-Reorganization portfolio. The commission rates per share associated with liquidation of such a percentage of the Acquired Fund's portfolio as of April 30, 2006 are estimated to be 0.03%. Such brokerage transactions will generate taxable capital gains and may negatively affect performance.

BOARD CONSIDERATIONS

The proposed Reorganization was presented to the Board for consideration and approval at a meeting held on July 18-19, 2006. For the reasons discussed below, the Trustees, including all of the Trustees who are not "interested persons" (as defined in the 1940 Act) (the "Independent Trustees"), of TA IDEX determined that the interests of the shareholders of the respective Funds would not be diluted as a result of the proposed Reorganization, and that the proposed Reorganization was in the best interests of each of the Funds and its shareholders.

The Board, in recommending approval of the Reorganization Plan, considered a number of factors, including the following:

1. expense ratios and information regarding fees and expenses of the Acquired Fund and the Acquiring Fund, which indicated that current shareholders of the Acquired Fund will benefit from the Reorganization by getting a comparable investment at comparable net expense level to investors. The Board noted in this regard TFAI's and TIM's agreement to reduce the advisory fees and sub-advisory fees payable with respect to Acquiring Fund assets in excess of $2.5 billion to the benefit of investors;

2. the Reorganization would allow shareholders of the Acquired Fund to continue to participate in a professionally-managed portfolio. As shareholders of the Acquiring Fund, these shareholders would continue to be able to exchange into other mutual funds in the TA IDEX fund complex that offer the same class of shares in which shareholders currently invest;

3. the Reorganization would not dilute the interests of any Fund's current shareholders;

4. TIM's demonstrated capacity to competently manage money in an equity growth style, and the stronger relative investment performance of the Acquiring Fund as compared to the Acquired Fund over the past five years as of April 30, 2006;

5. the comparability of the Acquired Fund's investment objectives, policies and restrictions and share class structure to those of the Acquiring Fund, which indicates that Acquired Fund shareholders will continue in a similar investment vehicle;

6. the process employed by TA IDEX management to evaluate potential acquiring TA IDEX series and ultimately recommend the Acquiring Fund as the most appropriate acquiring series for the Acquired Fund and its shareholders;

7. elimination of duplication of costs and inefficiencies of having two comparable Funds;

8. the tax-free nature of the Reorganization to each Fund and its shareholders;

9. the Acquiring Fund's prior sub-adviser, Great Companies, has ceased operations, and both Acquiring and Acquired Funds are sub-advised currently by TIM; and

10. TFAI and/or its affiliates will bear all of the expenses relating to the Reorganization.

The Board also considered the future potential benefits to the Acquiring Fund in that its expense ratio may be reduced if the Reorganization Plan is approved.

THE BOARD RECOMMENDS THAT SHAREHOLDERS OF THE ACQUIRED FUND APPROVE THE REORGANIZATION PLAN.

THE PROPOSED REORGANIZATION OF TA IDEX JANUS GROWTH INTO THE ACQUIRING FUND

The Reorganization may occur at or around the same time that another series of TA IDEX, TA IDEX Janus Growth, is reorganized into the Acquiring Fund. Like the Acquired and Acquiring Funds, TA IDEX Janus Growth is advised by TFAI. Pursuant to TA IDEX Janus Growth's reorganization plan, if approved by its shareholders, TA IDEX Janus Growth will be reorganized into the Acquiring Fund on or around the date of the Closing. As a result of this reorganization, each shareholder of TA IDEX Janus Growth will become a shareholder of the Acquiring Fund and will hold, immediately after the closing of this reorganization, shares of the same class of the Acquiring Fund having an aggregate value equal to the aggregate value of the same class of shares of TA IDEX Janus Growth held by that shareholder as of the close of business on the date of the closing of this reorganization. TA IDEX Janus Growth's reorganization is not dependent on the Reorganization, and vice versa. TA IDEX Janus Growth's reorganization could potentially further benefit the Acquiring Fund in that its per share operating expenses may be reduced, which could also benefit shareholders of the Acquired Fund if the Reorganization is consummated.

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

FORM OF ORGANIZATION

Each Fund is a series of TA IDEX, a Delaware statutory trust registered as an open-end management investment company. TA IDEX is governed by the Board, which currently consists of twelve (12) trustees, eleven (11) of whom are not "interested persons" (as defined in the 1940 Act).

DIVIDENDS AND OTHER DISTRIBUTIONS

Each Fund pays dividends from net investment income, and each distributes net capital gains, if any, at least annually. Dividends and distributions of each Fund are automatically reinvested in additional shares of the Fund unless otherwise directed by shareholders. There are no fees or sales charges on reinvestments.

If the Reorganization Plan is approved by shareholders of the Acquired Fund, then as soon as practicable before the Closing, the Acquired Fund will pay its shareholders a cash distribution of all undistributed net investment income and undistributed realized net capital gains.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the TA IDEX Statement of Additional Information. In addition, investors should note that each Fund publishes its holdings on its website at www.transamericaidex.com 30 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

CAPITALIZATION OF THE FUNDS

The following table shows on an unaudited basis the capitalization of each Fund and on a pro forma basis, each as of April 30, 2006, after giving effect to the Reorganization.

                              NET ASSETS   NET ASSET VALUE   SHARES OUTSTANDING
                             (THOUSANDS)      PER SHARE         (THOUSANDS)
                             -----------   ---------------   ------------------
ACQUIRING FUND
Class A Shares                 $ 86,366         $9.84               8,780
Class B Shares                 $ 54,678         $9.39               5,826
Class C Shares                 $ 26,775         $9.39               2,850
Class I Shares                 $512,862         $9.87              51,972

                              NET ASSETS   NET ASSET VALUE   SHARES OUTSTANDING
                             (THOUSANDS)      PER SHARE         (THOUSANDS)
                             -----------   ---------------   ------------------
ACQUIRED FUND
Class A Shares                 $ 26,937         $10.01              2,692
Class B Shares                 $ 35,571         $ 9.62              3,697
Class C Shares                 $ 15,559         $ 9.62              1,617
Class I Shares                 $  8,425         $10.03                840

PRO FORMA - ACQUIRING FUND
INCLUDING ACQUIRED FUND(1)
Class A Shares                 $113,303         $ 9.84             11,518
Class B Shares                 $ 90,249         $ 9.39              9,614
Class C Shares                 $ 42,334         $ 9.39              4,507
Class I Shares                 $521,287         $ 9.87             52,826

(1) The net assets of the Acquired Fund will be converted to shares based on the Acquiring Fund's net asset value per share.

              PROPOSAL II - APPROVAL OF TIM SUB-ADVISORY AGREEMENT

THE ACQUIRED FUND'S INVESTMENT ADVISORY ARRANGEMENT

TFAI serves as the investment adviser to the Acquired Fund pursuant to an investment advisory agreement dated as of June 15, 2000. TFAI is authorized to hire sub-advisers to furnish investment advice and recommendations in connection with its management of the Fund. TFAI previously hired Great Companies as sub-adviser, and has recently hired TIM as interim sub-adviser, to the Fund. In return for its services for the Acquired Fund, TFAI receives compensation, calculated daily and paid monthly, from the fund as follows: 0.75% of the first $500 million of average daily net assets; 0.70% of average daily net assets in excess of $500 million up to $1 billion; and 0.65% of average daily net assets in excess of $1 billion. For more information, see "More Information Regarding the Acquiring Fund - Investment Advisory Arrangements" below.

THE PRIOR SUB-ADVISORY AGREEMENT. Until August 1, 2006, Great Companies served as the Acquired Fund's sub-adviser pursuant to a sub-advisory agreement between TFAI and Great Companies dated June 15, 2000, which was last submitted to a vote of the Acquired Fund shareholders on June 15, 2000. Pursuant to the sub-advisory agreement, Great Companies received monthly compensation from TFAI at the annual rate of a specified percentage of the Acquired Fund's average daily net assets as follows: 0.30% of the first $500 million of average daily net assets, and 0.25% of average daily net assets in excess of $500 million. During the Acquired Fund's most recently completed fiscal year ended October 31, 2005, Great Companies received an aggregate total of $398,628 from TFAI for services rendered to the Acquired Fund.

ACQUISITION OF GREAT COMPANIES' INTERESTS. The acquisition was deemed to result in an "assignment" (as that term is used for regulatory purposes) which resulted in the termination of the sub-advisory agreement between TFAI and Great Companies.

Section 15(f) of the 1940 Act provides that an investment adviser (such as Great Companies) to a registered investment company (such as the Acquired Fund) may receive any amount or benefit in connection with a sale of any interest in such investment adviser that results in an "assignment" of an advisory contract (which could be deemed to be the case with respect to Great Companies' former investment sub-advisory agreement) if the following two conditions are satisfied: (1) for a period of three years after such assignment, at least 75% of the board of directors/trustees of the investment company cannot be "interested persons" (as defined in the 1940 Act) of the new investment adviser or its predecessor; and (2) no "unfair burden" (as defined in the 1940 Act) may be imposed on the investment company as a result of the assignment or any express or implied terms, conditions or understandings applicable to the transaction. The Board has been advised by TFAI that it is not aware of any circumstances arising from the arrangement described above that might result in an unfair burden being imposed on the Acquired Fund. With respect to the other condition, management will use its reasonable efforts to cause the Acquired Fund to comply with the requirements of Section 15(f) and to assure that after at least 75% of the members of the Board of TA IDEX are not "interested persons" for the applicable periods following the acquisition.

THE INTERIM SUB-ADVISORY AGREEMENT. As previously noted, in connection with the acquisition of Great Companies' interests, the Board approved, upon management's recommendation, the appointment of TIM on an interim basis as investment sub-adviser to the Acquired Fund. Such appointment was done in accordance with Rule 15a-4 under the 1940 Act which, in relevant part, permits the appointment of an investment adviser or sub-adviser such as TIM on an interim basis without shareholder approval where such shareholder approval otherwise would be required, subject to certain conditions. Of primary importance, Rule 15a-4 requires, among other things, that the interim arrangement provide that the compensation payable thereunder will be held in an interest-bearing escrow account with the custodian and will be paid to the adviser if shareholders approve a longer-term agreement with the adviser/sub-adviser within 150 days. If shareholders reject the agreement, the adviser/sub-adviser is paid only the lesser of its costs in performing the interim arrangements or the amount in the escrow account. The Interim Sub-Advisory Agreement is intended to comply with Rule 15a-4. In addition, the substantive provisions of the Interim Sub-Advisory Agreement, including investment sub-advisory fees payable thereunder, are identical to those of the prior investment sub-advisory agreement with Great Companies, except for the identity of the parties, the terms, and provisions required by Rule 15a-4. The Interim Sub-Advisory Agreement will expire at the earlier of 150 days after August 1, 2006, the approval of the TIM Sub-Advisory Agreement, or the replacement of TIM by another investment sub-adviser in compliance with applicable law.

THE TIM SUB-ADVISORY AGREEMENT

The following summary of the TIM Sub-Advisory Agreement is qualified in its entirety by reference to the agreement, a form of which is attached as Appendix E.

The terms of the TIM Sub-Advisory Agreement are substantially similar to those of the prior sub-advisory agreement with Great Companies, except for the effective dates of the agreements and the parties thereto. The TIM Sub-Advisory Agreement provides that, subject to TFAI's and the Board's supervision, TIM is responsible for managing the investment operations of the Acquired Fund and for making investment decisions and placing orders to purchase and sell securities for the Acquired Fund, all in accordance with the investment objective and policies of the Acquired Fund as reflected in its current prospectus and statement of additional information and as may be adopted from time to time by the Board. In accordance with the requirements of the 1940 Act, TIM will also maintain, and provide TFAI with, all books and records relating to the transactions it executes or that are otherwise required under the 1940 Act, and render to the Trustees such periodic and special reports as the Board may reasonably request. The TIM Sub-Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard of its obligations and duties thereunder, TIM will not be liable for any act or omission in connection with its activities as sub-adviser to the Acquired Fund.

Under its terms, the TIM Sub-Advisory Agreement will remain in full force and effect for a period of up to two years from the date of its execution, and will continue thereafter as long as its continuance is approved at least annually by the Board or by vote of a majority of the outstanding shares of the Fund, as well as by a majority of the Independent Trustees by vote cast in person at a meeting called for that purpose. However, the TIM Sub-Advisory Agreement may be terminated at any time upon 60 days' written notice without the payment of any penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of the Acquired Fund. Additionally, the TIM Sub-Advisory Agreement will terminate immediately in the event of its assignment (within the meaning of the 1940 Act) or upon the termination of the Acquired Fund's Advisory Agreement with TFAI, and the TIM Sub-Advisory Agreement may be terminated at any time by TIM or TFAI on 60 days' written notice to the other. If the Reorganization discussed above in Proposal I is approved, the TIM Sub-Advisory Agreement effectively will terminate when the Acquired Fund is liquidated in accordance with the terms of the Reorganization Plan. If the Reorganization is rejected but the TIM Sub-Advisory Agreement is approved, TIM will continue to provide investment sub-advisory services to the Acquired Fund pursuant to the terms of the TIM Sub-Advisory Agreement, and changes to the Acquired Fund's investment program could be made.

Compensation payable by TFAI to TIM under the TIM Sub-Advisory Agreement equals the compensation payable under the sub-advisory agreement with Great Companies and the Interim Sub-Advisory Agreement.

For more information about TIM, see "Management and Performance of the Acquiring Fund - The Investment Adviser and Sub-Adviser" above.

BOARD CONSIDERATIONS

On July 18-19, 2006, at an in-person meeting of the Board, at which a majority of the Trustees, including a majority of the Independent Trustees were in attendance, the Board determined whether the Interim Sub-Advisory and TIM Sub-Advisory Agreements should be approved for an interim period (in the case of the Interim Sub-Advisory Agreement) and for a two-year period, subject to shareholder approval, in the case of the TIM Sub-Advisory Agreement. Following their review, the Trustees determined that the agreements would enable shareholders of the Acquired Fund to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of shareholders. The Board, including the Independent Trustees, approved the agreements. In reaching their decision, the Trustees requested and obtained from TFAI and TIM such information as they deemed reasonably necessary to evaluate the proposed agreements. The Trustees also carefully considered the information that they had received about the acquisition of Great Companies, the proposed Reorganization of the Acquired Fund, and the necessity to appoint an interim sub-adviser to avoid the orphanage of the Acquired Fund, as well as information received throughout the year as part of their regular oversight of the Acquired Fund (including information from TFAI and Great Companies), as well as information about TIM, which serves as investment sub-adviser to other series of TA IDEX. The Trustees also obtained and reviewed certain comparative information regarding performance of the Acquiring Fund relative to performance of the Acquired Fund as well as of a peer group of other comparable mutual funds. In considering the agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by TA IDEX counsel and independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

THE NATURE, EXTENT AND QUALITY OF THE ADVISORY SERVICE TO BE PROVIDED. The Board considered the nature and quality of the sub-advisory services anticipated to be provided by TIM to the Acquired Fund (including the ability to pursue the Acquired Fund's investment program unchanged during the interim period), and the services that TIM currently provides to other series of TA IDEX. The Board concluded that TIM is capable of providing high quality services to the Acquired Fund, as indicated by the nature and quality of services provided to other series managed by TIM, TIM's management capabilities demonstrated with respect to these other series, the experience, capability and integrity of TIM's management, the financial resources of TIM, and the professional qualifications and experience of TIM's portfolio management team to manage the Acquired Fund. The Trustees also concluded that TIM proposed to provide services that are appropriate in scope and extent in light of the Acquired Fund's current operations, and the competitive landscape of the investment company business and investor needs.

THE INVESTMENT PERFORMANCE OF THE ACQUIRED FUND. The Board reviewed comparative information prepared by Strategic Insight Simfund from data compiled by Lipper Analytics regarding TIM's performance in managing the Acquiring Fund, relative to the Acquired Fund's performance and the performance of a peer group of other comparable mutual funds. The Board noted that the Acquiring Fund had consistently outperformed the Acquired Fund and most of its peers over the trailing one-, three- and five-year periods ended April 30, 2006, and had consistently achieved performance that was in the top third of comparable funds. The Board concluded, based on the Trustees' assessment of the nature, extent and quality of investment sub-advisory services expected to be provided by TIM and TIM's historical performance in managing the Acquiring Fund, that TIM is capable of generating a level of investment performance for the Acquired Fund that is appropriate in light of the Acquired Fund's investment objective, policies and strategies and competitive with other investment companies, as demonstrated by TIM with respect to other series of TA IDEX for which it serves as sub-adviser. The Board also concluded, in light of the past performance of the Acquired Fund, that TIM offered a reasonable prospect for improved overall Acquired Fund performance during the interim period, and thereafter if the Reorganization Plan is not approved and TIM continues to serve as the sub-adviser to the Acquired Fund.

THE COST OF SUB-ADVISORY SERVICES PROVIDED AND THE LEVEL OF PROFITABILITY. The Board concluded that the level of anticipated investment sub-advisory fees payable under the TIM Sub-Advisory Agreement is appropriate in light of the proposed sub-advisory fee schedule, the estimated expense ratio of the Acquired Fund (which also is expected to remain unchanged), the competitiveness of the Acquired Fund's expenses when compared to the expense ratios of comparable investment companies (based on information prepared by Lipper Analytics, and the anticipated profitability of the relationship between the Acquired Fund, TFAI, TIM and their affiliates.

WHETHER FEE LEVELS REFLECT ECONOMIES OF SCALE AND THE EXTENT TO WHICH ECONOMIES OF SCALE WOULD BE REALIZED AS THE ACQUIRED FUND GROWS. The Board concluded that the existence of asset-based breakpoints in the Acquired Fund's advisory and sub-advisory fee schedules appropriately benefits investors by realizing economies of scale in the form of lower management and sub-advisory fees as the level of assets grows. In addition, the Board concluded that the Acquired Fund's management fees appropriately reflect the Acquired Fund's current size, the current economic environment for TFAI and TIM, the competitive nature of the investment company market, and TFAI's pricing strategy. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Acquired Fund has achieved economies of scale and the appropriateness of sub-advisory fees payable by TFAI (as well as the management fees that the Acquired Fund pays to TFAI) in the future if the Reorganization is not approved.

BENEFITS (SUCH AS SOFT DOLLARS) TO TIM AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE ACQUIRED FUND. The Board concluded that other benefits derived by TIM and its affiliates (including TFAI) from their relationship with the Acquired Fund are reasonable and fair, and are consistent with industry practice and the best interests of the Acquired Fund and its shareholders. In this regard, the Board noted that TIM participates (as did Great Companies) in a program pursuant to which a portion of brokerage commissions paid by the Acquired Fund is recaptured for the benefit of the Acquired Fund and its shareholders, thus limiting the amount of "soft-dollar" arrangements TIM may engage in with respect to the Acquired Fund's brokerage transactions. In addition, the Trustees determined that the management, administration, fund accounting and other fees paid by the Acquired Fund to TFAI and affiliates of TFAI and TIM are reasonable, fair and in the best interests of shareholders in light of the nature and quality of the services provided, the associated costs to these affiliates of providing the services, the impact of the costs of such services on the Acquired Fund's overall operating expenses, and the necessity of the services for the Acquired Fund's operations.

OTHER CONSIDERATIONS. In evaluating how to respond to the potential orphaning of the Acquired Fund that would be occasioned by Great Companies' impending cessation of operations, the Board discussed at length with TA IDEX management the process by which management proposed the retention of TIM as sub-adviser to the Acquired Fund. Following management's explanation of the process by which prospective sub-advisers were initially screened and further evaluated, the Board concluded that the evaluation process was reasonably designed to identify a prospective sub-adviser with the resources necessary to manage the Acquired Fund in the best interests of shareholders, and without regard to affiliations with TFAI. In approving the Interim Sub-Advisory Agreement and the TIM Sub-Advisory Agreement, the Board also considered the high quality of TIM's portfolio management personnel and TIM's overall portfolio management capabilities, as demonstrated with respect to other series of TA IDEX, and determined that TIM has made a substantial commitment to the recruitment and retention of high quality personnel, and has the financial and operational resources reasonably necessary to manage the Acquired Fund. The Board considered the terms of the arrangements pursuant to which the interests of Great Companies are being acquired, and the affiliations existing between TFAI, TIM and Great Companies, and determined that the acquisition and proposed Reorganization were consistent with (and not adverse to) shareholders' interests. The Board also noted TIM's willingness to serve during an interim period, and that compensation payable under the Interim Sub-Advisory Agreement would be held in escrow and would not be paid until the TIM Sub-Advisory Agreement is considered by the shareholders.

OTHER INFORMATION

AFFILIATIONS AND AFFILIATED BROKERAGE. During the fiscal year ended October 31, 2005, the Acquired Fund paid commissions on portfolio brokerage transactions to brokers who may be deemed to be affiliated persons of the Acquired Fund, TFAI, Great Companies, TIM or affiliated persons of such persons ("Affiliated Brokers"). Information about (i) the aggregate amount of commissions paid to any Affiliated Brokers, (ii) the percentage of the Acquired Fund's aggregate brokerage commissions paid to any such Affiliated Broker and (iii) the identity of each Affiliated Broker (and the relationship that causes the broker to be "affiliated") is shown on Appendix H of this Proxy Statement/Prospectus.

                               GENERAL INFORMATION

INVESTMENT ADVISER, ADMINISTRATOR AND PRINCIPAL UNDERWRITER

TFAI, the Funds' investment adviser, is located at 570 Carillon Parkway, St. Petersburg, Florida 33716. Transamerica Fund Services, Inc. ("TFS") is the Acquired and Acquiring Funds' administrator and transfer agent, and AFSG Securities Corp. ("AFSG") is the Acquired and Acquiring Funds' distributor/principal underwriter. TFS is located at 570 Carillon Parkway, St. Petersburg, Florida 33716. AFSG is located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52494. During the fiscal year ended October 31, 2005, the Acquired Fund paid TFS $390,081 for administrative and transfer agent services and the Acquired Fund paid AFSG $888,999.82 for distribution services. If the proposed TIM Sub-Advisory Agreement is approved, TFAI, TFS and AFSG will continue to render the same services as they currently render. TFAI, TIM, Great Companies, TFS and AFSG are affiliates of AEGON, NV, a Netherlands corporation.

OTHER BUSINESS

The Trustees do not know of any matters to be presented at the Special Meeting other than those set forth in this Proxy Statement/Prospectus. If other business should properly come before the Special Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.

SHAREHOLDER REPORTS

Shareholders can find important information about the Funds in the Annual Report dated October 31, 2005 and Semi-Annual Report dated April 30, 2006, which have been previously mailed to shareholders. You may obtain copies of these reports without charge by writing to the Funds, or by calling the Funds at the address and telephone number shown on the first page of this Proxy Statement/Prospectus.

PROXY SOLICITATION

The principal solicitation of proxies will be by the mailing of this Proxy Statement/Prospectus beginning on or about September 11, 2006, but proxies may also be solicited by mail, telephone and/or in person by representatives of TA IDEX, regular employees of TFS, their affiliate(s), or Computershare, a private proxy services firm. The estimated costs of retaining Computershare is approximately $21,754, which will be paid by TFAI. If we have not received your vote as the date of the Special Meeting approaches, you may receive a call from these parties to ask for your vote. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxies and proxy materials to their principals.

The cost of the Special Meeting, including the preparation and mailing of the notice, Proxy Statement/Prospectus and the solicitation of proxies, including reimbursement to broker-dealer and others who forwarded proxy materials to their clients, will be borne by TFAI and/or its affiliates.

SHAREHOLDER VOTING

Shareholders of record of the Acquired Fund at the close of business on August 4, 2006 (the "Record Date") are entitled to notice of, and to vote at, the Special Meeting. Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held. As of the Record Date, there were issued and outstanding shares of the TA IDEX Great Companies - America(SM).

The persons owning of record or beneficially 5% or more of the outstanding shares of the Acquired Fund (and the Acquiring Fund) as of the Record Date, are set forth in Appendix D. As of the Record Date, the Trustees and officers, as a group, owned less than 1.00% of the outstanding shares of either Fund. As of the Record Date,there were no persons who were known to control either Fund.

Thirty-three and one-third percent (33-1/3%) of the Acquired Fund's shares, represented in person or by proxy, will constitute a quorum for the Special Meeting and must be present for the transaction of business at the Special Meeting. Only proxies that are voted, abstentions and "broker non-votes" will be counted toward establishing a quorum. "Broker non-votes" are shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power. In the event that a quorum is not present at the Special Meeting, or a quorum is present but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the Acquired Fund shares represented at the Special Meeting in person or by proxy (excluding abstentions and broker non-votes). The persons named as proxies will vote those proxies that they are entitled to vote FOR the Reorganization in favor of an adjournment of the Special Meeting, and will vote those proxies required to be voted AGAINST the proposal against such adjournment. A shareholder vote may be taken on any proposal prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

The individuals named as proxies on the enclosed proxy card will vote in accordance with your directions, if your proxy is received properly executed. If we receive your proxy, and it is executed properly, but you give no voting instructions with respect to any proposal, your shares will be voted FOR each proposal. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Special Meeting.

In order that your shares may be represented at the Special Meeting, you are requested to vote your shares by mail, the Internet or by telephone by following the enclosed instructions. If you vote by telephone or Internet, please do not return your proxy card, unless you later elect to change your vote. You may revoke your proxy: (a) at any time prior to its exercise by written notice of its revocation to the secretary of TA IDEX prior to the Special Meeting; (b) by the subsequent execution and return of another proxy prior to the Special Meeting; or (c) by being present and voting in person at the Special Meeting and giving oral notice of revocation to the chairman of the Special Meeting. However, attendance in-person at the Special Meeting, by itself, will not revoke a previously-tendered proxy.

VOTE REQUIRED

Approval of either the Reorganization Plan or the TIM Sub-Advisory Agreement requires, if a quorum is present at the Special Meeting, the vote of a "majority of the outstanding voting securities" of the Acquired Fund, which means the lesser of (a) the vote of 67% or more of the shares that are present at the Special Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) the vote of more than 50% of the Acquired Fund's outstanding shares. Accordingly, assuming the presence of a quorum, abstentions and broker non-votes have the effect of a negative vote on the Reorganization and the TIM Sub-Advisory Agreement.

SHAREHOLDER PROPOSALS

As a general matter, TA IDEX does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting (if any) should send their written proposals to the secretary of TA IDEX, 570 Carillon Parkway, St. Petersburg, Florida 33716.

Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders' meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

INFORMATION ABOUT THE FUNDS

TA IDEX is subject to the informational requirements of the Securities Exchange Act of 1934, as amended and certain other federal securities statutes, and files reports and other information with the SEC. Proxy materials, reports and other information filed by the Funds can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. The SEC maintains an Internet web site (at http://www.sec.gov) which contains other information about the Funds.

TO ENSURE THE PRESENCE OF A QUORUM AT THE SPECIAL MEETING, WE REQUEST PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                        By Order of the Board of Trustees,


                                        /s/ John K. Carter
                                        ----------------------------------------
                                        President, Chief Executive Officer
                                        General Counsel, and Secretary

                                        Transamerica IDEX Mutual Funds

[__________], 2006
570 Carillon Parkway
St. Petersburg, Florida 33716

                  MORE INFORMATION REGARDING THE ACQUIRING FUND

The following information applies to both the Acquired and Acquiring Funds.

INVESTMENT ADVISORY ARRANGEMENTS

The assets of the Funds are managed by TFAI pursuant to an investment advisory agreement (the "Advisory Agreement") dated as of March 1, 2000, as amended. The Advisory Agreement was initially approved by the Board for a term of two years and is approved annually thereafter in accordance with the terms of the 1940 Act. The Advisory Agreement was last approved by the Trustees, including a majority of the Independent Trustees, on November 2, 2005, and was last approved by shareholders on March 1, 2000. TFAI selects sub-advisers, which employ the portfolio manager(s) in connection with its management of the Funds. All such advisers to the Funds are supervised by the Board. You can find additional information about the TA IDEX Trustees and officers in the Statement of Additional Information of TA IDEX, dated March 1, 2006. The names, addresses and principal occupations of the principal executive officer and each director of TFAI are set forth in Appendix F, as is information regarding its ownership.

TFAI hires sub-advisers to furnish investment advice and recommendations and has entered into sub-advisory agreements with each sub-adviser, including TIM and Great Companies. The investment adviser also monitors the sub-advisers' buying and selling of securities and administration of the Funds. For these services, TFAI is paid an advisory fee. This fee is calculated on the average daily net assets of each Fund, and is paid at the rates previously shown in this Proxy Statement/Prospectus.

TFAI is directly-owned by Western Reserve Life Assurance Co. of Ohio (77%) (Western Reserve) and AUSA Holding Company (23%) ("AUSA"), both of which are indirect, wholly owned subsidiaries of AEGON N.V. Great Companies, L.L.C., a sub-adviser to certain funds, is a 47.5% owned indirect subsidiary of AUSA. AUSA is wholly owned by AEGON USA, Inc. (AEGON USA), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned, indirect subsidiary of AEGON N.V., a Netherlands corporation and publicly traded, international insurance group. Great Companies and TIM are affiliates of TFAI and TA IDEX.

TFAI and/or its affiliates may pay, out of its own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the subsection titled "Other Distribution or Service Arrangements" in this section of this Proxy Statement/Prospectus.

TA IDEX may rely on an Order from the Securities and Exchange Commission (Release IC-23379 dated August 5, 1998) that permits TA IDEX and its investment adviser, TFAI, subject to certain conditions, and without the approval of shareholders to:

     (1) employ a new unaffiliated sub-adviser for a fund pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

     (2)  materially change the terms of any sub-advisory agreement; and

     (3) continue the employment of an existing sub-adviser on sub-advisory contract terms where a contract has been assigned because of a change of control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting TFAI, the investment adviser for TA IDEX, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the TA IDEX funds currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the TA IDEX funds are not aware of any allegation of wrongdoing against them and their board at the time this Proxy Statement/Prospectus is printed. Although it is not anticipated that these developments will have an adverse impact on the funds, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the funds and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the TA IDEX funds, will bear the costs regarding these regulatory matters.

CLASS A, B AND C SHARES

OPENING AN ACCOUNT

Fill out the New Account Application which is included in the prospectus or available on our website. TA IDEX requires all applications to include an investment representative or an approved broker/dealer of record. An approved broker/dealer is one that is providing services under a valid dealer sales agreement with the funds' distributor.

IRAs and other retirement plan accounts require different applications, which you can request by calling 1-888-233-4339 or visiting www.transamericaidex.com.

Note: To help the U.S. Government fight the funding of terrorism and money laundering activities, the USA PATRIOT Act requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account. On your application, be sure to include your name, date of birth (if an individual), residential address and Social Security Number or taxpayer identification number. If there are authorized traders on your account, please provide this information for each trader. If you do not provide this information, your account will not be established. If TA IDEX cannot verify your identity within 30 days from the date your account is established, your account may be closed based on the next calculated Net Asset Value ("NAV") per share.

                               Minimum Investment*

                                                                                    MINIMUM      MINIMUM
                                                                                    INITIAL    SUBSEQUENT
                                                                                  INVESTMENT   INVESTMENT
                                                                                  (PER FUND    (PER FUND
TYPE OF ACCOUNT                                                                    ACCOUNT)    ACCOUNT)**
---------------                                                                   ----------   ----------
Regular Accounts                                                                    $1,000         $50
IRA, Roth IRA or Coverdell ESA                                                      $1,000         $50
Employer-sponsored Retirement Plans (includes 403(b), SEP and SIMPLE IRA plans)     $1,000         $50
Uniform Gift to Minors (UGMA) or Transfer to Minors (UTMA)                          $1,000         $50
Automatic Investment Plans                                                          $  500         $50
Payroll Deduction                                                                   $  500         $50

* TA IDEX reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part.

**   Minimum per monthly fund account investment.

Note: The minimum may be waived for certain employer sponsored plans and salary deferral investments if a participant limits his or her salary deferral contribution to one fund account.

By Mail

- Send your completed application and check (made payable to Transamerica Fund Services, Inc.) to: P.O. Box 219945, Kansas City, MO 64121-9945. For overnight delivery: 330 W. 9th Street, Kansas City, MO 64105.

Through an Authorized Dealer

- The dealer is responsible for opening your account and providing TA IDEX with your taxpayer identification number.

BUYING SHARES

Investors may purchase shares of the funds at the "offering price" of the shares, which is the net asset value ("NAV") plus any applicable initial sales charge.

By Check

- Make your check payable and send to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945.

-    For overnight delivery: 330 W. 9th Street, Kansas City, MO 64105.

- If you are opening a new account, send your completed application along with your check.

- If you are purchasing shares in an existing account(s), please reference your TA IDEX fund and account numbers.

-    All checks must be made payable to Transamerica Fund Services, Inc.

- Redemption proceeds will be withheld for 15 calendar days from the date of purchase for funds to clear. Certain exceptions may apply.

- TA IDEX does not accept money orders, traveler's checks, credit card convenience checks or cash. Cashier checks, starter checks and third-party checks may be accepted, subject to approval by TA IDEX.

By Automatic Investment Plan

- With an Automatic Investment Plan ("AIP"), a level dollar amount is invested monthly and payment is deducted electronically from your bank account. Due to your bank's requirements, please allow up to 30 days for your AIP to begin. Investments may be made between the 3rd and 28th of each month only, and will occur on the 15th if no selection is made. Call Customer Service (1-888-233-4339) for information on how to establish an AIP or visit our website at www.transamericaidex.com to obtain an AIP request form.

By Telephone

- The electronic funds transfer privilege must be established in advance, when you open your account, or by adding this feature to your existing account. Select "Electronic Bank Link" on the application or write to TA IDEX. Due to your bank's requirements, please allow up to 30 days to establish this option. Call Customer Service to invest by phone, either through our automated system (1-888-233-4339), or by speaking directly with a representative. Shares will be purchased via electronic funds when the money is received by TA IDEX, usually 2-4 business days after the request.

- TA IDEX reserves the right to terminate your electronic draft privileges if the drafts are returned unpaid by your bank.

Through an Authorized Dealer

- If your dealer has already established your account for you, no additional documentation is needed. Call your dealer to place your order. TA IDEX must receive your payment within three business days after your order is accepted.

By the Internet

- You may request a transfer of funds from your bank account to your TA IDEX account. The electronic bank link option must be established in advance before Automated Clearing House ("ACH") purchases will be accepted. (Call Customer Service (1-888-233-4339) or visit our website at www.transamericaidex.com for information on how to establish an electronic bank link). Payment will be transferred from your bank account electronically. Shares will be purchased via electronic funds when the money is received by TA IDEX, usually 2-4 business days after the request.

By Payroll Deduction

- You may have money transferred regularly from your payroll to your TA IDEX account. Call Customer Service (1-888-233-4339) to establish this deduction.

By Wire Transfer

- You may request that your bank wire funds to your TA IDEX account (note that your bank may charge a fee for such service). You must have an existing account to make a payment by wire transfer. Ask your bank to send your payment to: Bank of America, NA, Charlotte, NC, ABA# 026009593,
     Credit: Transamerica IDEX Funds Acct # 3600622064, Ref: Shareholder name, TA IDEX fund and account numbers.

- Shares will be purchased at the next determined net asset value after receipt of your wire if you have supplied all other required information.

Other Information

If your check, draft or electronic transfer is returned unpaid by your bank, you will be charged a fee of $20 for each item that has been returned.

TA IDEX or its agents may reject a request for purchase of shares at any time, in whole or in part, including any purchase under the exchange privilege and any purchase request that does not include an investment representative or an approved broker/dealer. To the extent authorized by law, TA IDEX and each of the funds reserves the right to discontinue offering shares at any time or to cease operating entirely.

SELLING SHARES

Selling shares is also referred to as "redeeming" shares. You can redeem your shares at any time.

Proceeds from the redemption of your shares will usually be sent within three business days after receipt in good order of your request for redemption (unless you request to receive payment by wire or another option described below), although TA IDEX has the right to take up to seven days to pay your redemption proceeds, and may postpone payment under certain circumstances, as authorized by law. In cases where shares have recently been purchased by personal checks (or other circumstances where the purchase money has not yet been collected), redemption proceeds will be withheld for 15 calendar days from the date of purchase for funds to clear. Certain exceptions may apply. To avoid this situation, shares may be purchased by wire.

TO REQUEST YOUR REDEMPTION AND RECEIVE PAYMENT BY:

Direct Deposit -- ACH

- You may request an "ACH redemption" in writing, by phone or by internet access to your account. The electronic bank link option must be established in advance before ACH redemptions will be accepted. (Call Customer Service (1-888-233-4339) or visit our website at www.transamericaidex.com for information on how to establish an electronic bank link.) Maximum amount over the phone per day is the lesser of your available balance or $50,000. Redemptions over $50,000 must be in writing and those redemptions greater than $100,000 require a written request with an original signature guarantee by all shareholders. Payment should usually be received by your bank account 3-5 banking days after your request is received in good order. TA IDEX does not charge for this payment option. Certain IRAs and qualified retirement plans may not be eligible for ACH redemptions. Call Customer Service (1-888-233-4339) to verify that this feature is in place on your account if you are unsure.

Direct Deposit -- Wire

- You may request an "Expedited Wire Redemption" in writing, or by phone. The electronic bank link must be established in advance. Otherwise, an original signature guarantee will be required. (Call Customer Service (1-888-233-4339) or visit our website at www.transamericaidex.com for information on how to establish an electronic bank link). Maximum amount over the phone per day is the lesser of your available balance or $50,000 (with a minimum of $1,000 per wire). Payment should be received by your bank account the next banking day after your request is received in good order. TA IDEX charges $10 for this service. Your bank may charge a fee as well. Call Customer Service (1-888-233-4339) to be sure this feature is in place on your account if you are unsure.

Check to Address of Record

- WRITTEN REQUEST: Send a letter requesting a withdrawal to TA IDEX. Specify the fund, account number, and dollar amount or number of shares you wish to redeem. Mail to: Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945. Attention: Redemptions. Be sure to include all shareholders' signatures and any additional documents, as well as an original signature guarantee(s) if required. If you are requesting a distribution from an IRA, federal tax withholding of 10% will apply unless you elect otherwise. If you elect to withhold, the minimum tax withholding rate is 10%.

- TELEPHONE OR INTERNET REQUEST: Call Customer Service (1-888-233-4339) and make your request using the automated system, by person-to-person, or by accessing your account on the internet. The electronic bank link option must be established in advance before ACH redemptions will be accepted. Call Customer Service (1-888-233-4339) or visit our website at www.transamericaidex.com for information on how to establish an electronic bank link. Maximum amount per day is the lesser of your available balance or $50,000. Redemptions over $50,000 must be in writing and those redemptions greater than $100,000 require a written request with an original signature guarantee by all shareholders.

Check to Another Party/Address

- This request must be in writing, regardless of amount, with all account owners' signatures guaranteed (original). Mail to: Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945. Attention:
     Redemptions.

Systematic Withdrawal Plan (by direct deposit -- ACH or check)

- You can establish a Systematic Withdrawal Plan ("SWP") either at the time you open your account or at a later date. Call Customer Service at (1-888-233-4339) for information on how to establish a SWP or visit our website at www.transamericaidex.com to obtain the appropriate form to complete.

Through an Authorized Dealer

- You may redeem your shares through an authorized dealer. (They may impose a service charge.) Contact your Registered Representative or call TA IDEX Customer Service (1-888-233- 4339) for assistance.

YOUR REQUEST TO SELL YOUR SHARES AND RECEIVE PAYMENT MAY BE SUBJECT TO:

- The privileges or features established on your account such as a Systematic Withdrawal Plan ("SWP") or telephone transactions.

-    The type of account you have and if there is more than one shareholder.

- The dollar amount you are requesting; redemptions over $50,000 must be in writing and those redemptions greater than $100,000 require a written request with an original signature guarantee by all shareholders.

- A written request or original signature guarantee may be required if there have been recent changes made to your account (such as an address change) or other such circumstances. For your protection, if an address change was made in the last 10 days, TA IDEX requires a redemption request in writing, signed and an original signature guaranteed by all shareholders.

- When redeeming all shares from an account with an active AIP, your AIP will automatically be stopped. Please contact Customer Service (1-888-233-4339) if you wish to re-activate your AIP.

- Each fund reserves the right to refuse a telephone redemption request if it is believed it is advisable to do so. The telephone redemption option may be suspended or terminated at any time without advance notice.

- Redemption proceeds will be withheld for 15 calendar days from the date or purchase for funds to clear. Certain exceptions may apply.

- Shares will normally be redeemed for cash, although each fund retains the right to redeem its shares in kind, under unusual circumstances, in order to protect the interests of shareholders by the delivery of securities selected from its shareholders at its discretion. Please see the SAI for more details.

- If you request that a withdrawal check be delivered overnight, a $20 overnight fee will be charged; for Saturday delivery, a $30 overnight fee will be charged.

Please see additional information relating to an original signature guarantees later in this Proxy Statement/Prospectus.

EXCHANGING SHARES

- You may request an exchange in writing, by phone, or by accessing your account through the internet.

- You can exchange shares in one fund for shares in the same class of another fund offered in this prospectus.

- The minimum exchange to a new fund account is $1,000 per fund account. This minimum is reduced to $500 per fund account if you elect to establish an AIP and invest a minimum of $50 per month, per fund account. If you want to exchange between existing fund accounts, the required minimum will be $50 per fund account.

- An exchange is treated as a redemption of a fund's shares, followed by a purchase of the shares of the fund into which you exchanged. Prior to making exchanges into a fund that you do not own, please read the prospectus of that fund carefully.

- If exchanging all shares, any active systematic plan will carry over unless otherwise instructed.

Special Situations for Exchanging Shares

- TA IDEX reserves the right to modify or terminate the exchange privilege at any time upon 60 days written notice.

- TA IDEX reserves the right to deny any request involving transactions between classes of shares. Please review your individual circumstances with your financial professional.

REDEMPTION FEES

Redemption Fee Assessment

A short-term trading redemption fee may be assessed on any fund shares in a fund account that are redeemed (whether voluntarily or involuntarily, and including redemptions that are part of an exchange transaction) during the first five (5) New York Stock Exchange trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed (using standard rounding criteria). Shares held the longest will be treated as being redeemed first and shares held the shortest as being redeemed last. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, by billing you. The redemption fee is not assessed on shares acquired through the reinvestment of dividends or distributions paid by a fund.

This redemption fee is imposed to discourage short-term trading and is paid to a fund to help offset any cost associated with such short-term trading. This redemption fee is not intended to accommodate short-term trading and each fund will monitor the assessment of redemption fees against your account. Based on the frequency of redemption fees assessed against your account in a fund and/or in your other TA IDEX fund accounts, TA IDEX may in its sole discretion determine that your trading activity may be detrimental to a fund as described in the "Market Timing/Excessive Trading" section and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the fund and/or (ii) limit the method for requesting future redemptions out of the fund even if any such request would not exceed the guidelines described in this Proxy Statement/Prospectus.

Redemptions through Financial Intermediaries

Except as otherwise provided, you are an investor subject to this 2% short-term trading redemption fee whether you are a direct shareholder of a fund or you are investing indirectly in a fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, or an administrator or trustee of a savings plan (other than retirement plans described in Section 401(a), 401(k), 401(m), 403(b) or 457 of the Internal Revenue Code) or a 529 college savings plan that maintains a master account (an "Omnibus Account") with the fund for trading on behalf of its customers. Currently, only certain intermediaries have the ability to collect each fund's redemption fee on the fund's behalf from their customers' accounts. As a result, the ability of each fund to monitor trades that are placed by Omnibus Accounts or other nominee accounts and assess redemption fees may be severely limited in those instances in which a broker, administrator or other intermediary maintains the record of each fund's underlying beneficial owners. Even in the case of these intermediaries who are collecting the redemption fee, due to policy, operational and/or systems' requirements and limitations, these intermediaries may use criteria and methods for tracking, applying and/or calculating the fee that may differ in some respects from that of a fund. Each fund will continue to encourage all financial intermediaries to develop the capability to assess the redemption fee from their customers who invest in the fund. If you are investing in fund shares through a financial intermediary, you should contact your financial intermediary for more information on any differences in how the redemption fee is applied to your investments in a fund.

Waiver/Exceptions/Changes

Currently, TA IDEX does not impose redemption fees on redemption transactions made by investors in retirement plans described in Section 401(a), 401(k), 401(m), 403(b) and 457 of the Internal Revenue Code.

Each fund reserves the right to waive the redemption fee at its discretion if the fund's transfer agent believes such waiver is consistent with the best interests of the fund and to the extent permitted or required by applicable law. In addition, each fund reserves the right to modify or eliminate the redemption fee or waivers at any time. You will receive 60 days' notice of any material changes, unless otherwise provided by law.

Involuntary Redemptions

Each fund reserves the right to close your account if the account value falls below the fund's minimum account balance, or you are deemed to engage in activities that are illegal (such as late trading) or otherwise believed to be detrimental to the fund (such as market timing or frequent small redemptions), to the fullest extent permitted by law. Involuntary redemptions are subject to applicable redemption fees unless TA IDEX provides a waiver.

FEATURES AND POLICIES

Market Timing/Excessive Trading

Some investors try to profit from various short-term or frequent trading strategies known as market timing. Examples of market timing include switching money into funds when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one fund to another and then back again after a short period of time. As money is shifted in and out, a fund may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of fund shares may disrupt portfolio management, hurt fund performance and drive fund expenses higher. For example, the fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs or realize taxable capital gains without attaining any investment advantage. These costs are generally borne by all shareholders, including long-term investors who do not generate these costs.

THE TA IDEX BOARD HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING OR EXCESSIVE TRADING WHICH INCLUDE LIMITATIONS ON THE NUMBER OF TRANSACTIONS IN FUND SHARES AND REDEMPTION FEES, AS DESCRIBED IN THIS PROXY STATEMENT/PROSPECTUS. IF YOU INTEND TO ENGAGE IN SUCH PRACTICES, WE REQUEST THAT YOU DO NOT PURCHASE SHARES OF ANY OF THE FUNDS. Each fund reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, which it reasonably determines to be in connection with market timing or excessive trading. The funds generally will consider four or more exchanges between funds, or frequent purchases and redemptions having a similar effect, during any rolling three-month period to be evidence of market timing or excessive trading by a shareholder or by accounts under common control (for example, related shareholders, or a financial adviser with discretionary trading authority over multiple accounts). However, the funds reserve the right to determine less active trading to be "excessive" or related to market timing.

While the funds discourage market timing and excessive short-term trading, the funds cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through Omnibus Account arrangements. In addition, implementation of the funds' restrictions against market timing and excessive trading may require the cooperation of financial intermediaries, which cannot necessarily be assured and there is no guarantee that the procedures used by financial intermediaries will be able to curtail frequent, short-term trading activity. For example, shareholders who seek to engage in frequent, short-term trading activity may use a variety of strategies to avoid detection, and the financial intermediaries' ability to deter such activity may be limited by operational Due to the risk that the funds and financial intermediaries may not detect all harmful trading activity, it is possible that shareholders may bear the risks associated with such activity.

In the case of Class I shares, because the shares are sold only to certain asset allocation funds, the funds' policies and procedures to discourage market timing or excessive trading are enforced by the asset allocation funds rather than the funds. Additional information about such policies and procedures are available in the prospectus of the asset allocation funds. Furthermore, reallocations in the funds by an asset allocation fund in furtherance of a portfolio's investment objective are not considered to be market timing or excessive trading.

Customer Service

Occasionally, TA IDEX experiences high call volume due to unusual market activity or other events that may make it difficult for you to reach a Customer Service Representative by telephone. If you are unable to reach TA IDEX by telephone, please consider visiting our website at www.transamericaidex.com. You may also send instructions by mail or by using the in-touch line.

Uncashed Checks Issued on Your Account

If any check TA IDEX issues is returned by the Post Office as undeliverable, or remains outstanding (uncashed) for six months, we reserve the right to reinvest check proceeds back into your account at the net asset value next calculated after reinvestment. If applicable, we will also change your account distribution option from cash to reinvest. Interest does not accrue on amounts represented by uncashed checks.

Minimum Dividend Check Amounts

To control costs associated with issuing and administering dividend checks, we reserve the right not to issue checks under a specified amount. For accounts with the cash by check dividend distribution option, if the dividend payment total is less than $10, the distribution will be reinvested into the account and no check will be issued.

Minimum Account Balance

Due to the proportionately higher cost of maintaining customer accounts with balances below the stated minimums for each class of shares, TA IDEX reserves the right to close such accounts or assess an annual fee on such fund accounts to help offset the costs. TA IDEX generally provides a 60-day notification to the address of record prior to closing any fund accounts or assessing a minimum account balance fee. The following describes the fees assessed to fund accounts with balances below the stated minimum:

      ACCOUNT BALANCE              FEE ASSESSMENT
    (PER FUND ACCOUNT)           (PER FUND ACCOUNT)
    ------------------           ------------------
 If your balance is below   $25 fee assessed every year,
 $1,000 per fund account    until balance reaches $1,000

No fees will be charged on:

-    accounts opened within the preceding 12 months

- accounts with an active monthly Automatic Investment Plan or payroll deduction ($50 minimum per fund account)

- accounts owned by an individual which, when combined by Social Security Number, have a balance of $5,000 or more

- accounts owned by individuals in the same household (by address) that have a combined balance of $5,000 or more

-    UTMA/UGMA accounts

-    State Street Custodial Accounts

-    Coverdell ESA accounts

-    Omnibus and Network Level 3 accounts

- B-share accounts whose shares have started to convert to A-share accounts (as long as combined value of both accounts is at least $1,000)

Telephone Transactions

TA IDEX and its transfer agent, TFS, are not liable for complying with telephone instructions that are deemed by them to be genuine. TA IDEX and TFS will employ reasonable procedures to help ensure telephone instructions are genuine. In situations where TA IDEX or TFS reasonably believe they were acting on genuine telephone instructions, you bear the risk of loss. These procedures may include requiring personal identification, providing written confirmation of transactions, and tape recording conversations. TA IDEX reserves the right to modify the telephone redemption privilege at any time.

Retirement and ESA State Street Account Maintenance Fees

Retirement plan and Coverdell ESA State Street accounts are subject to an annual custodial fee of $15 per fund account, with a maximum fee of $30 per Social Security Number. For example, an IRA in two fund accounts would normally be subject to a $30 annual custodial fee. An A-share account which holds only shares converted from a B-share account, shall be considered as part of the original B share account for purposes of this fee. The fee is waived if the total of the retirement plan and ESA account(s)' value per Social Security Number is more than $50,000.

Professional Fees

Your financial professional may charge a fee for his or her services. This fee will be in addition to any fees charged by TA IDEX. Your financial professional will answer any questions that you may have regarding such fees.

Signature Guarantee

An original signature guarantee assures that a signature is genuine so that you are protected from unauthorized account transactions. Notarization is not an acceptable substitute. Acceptable guarantors only include participants in the Securities Transfer Agents Medallion Program (STAMP2000). Participants in STAMP2000 may include financial institutions such as banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange.

An original signature guarantee is required if any of the following is applicable:

- You request a redemption or distribution transaction totaling more than $100,000 or, in the case of an IRA with a market value in excess of $100,000, you request a custodian to custodian transfer.

- You would like a check made payable to anyone other than the shareholder(s) of record.

- You would like a check mailed to an address which has been changed within 10 days of the redemption request.

- You would like a check mailed to an address other than the address of record.

- You would like your redemption proceeds wired to a bank account other than a bank account of record.

-    You are adding or removing a shareholder from an account.

-    You are changing ownership of an account.

The funds reserve the right to require an original signature guarantee under other circumstances or to reject or delay a redemption on certain legal grounds.

An original signature guarantee may be refused if any of the following is applicable:

-    It does not appear valid or in good form.

- The transaction amount exceeds the surety bond limit of the original signature guarantee.

-    The guarantee stamp has been reported as stolen, missing or counterfeit.

Employer Sponsored Accounts

If you participate in an employer sponsored retirement plan and wish to make an allocation change to your current fund selection, you or your financial professional must notify TA IDEX by phone or in writing. Please also remember to inform your employer of the change(s) to your fund allocation. Documentation for allocations submitted online or in writing from your employer will be used to allocate your contributions. This documentation will supersede all other prior instructions received from you or your financial professional. (Note: If you perform a partial or complete exchange to a new fund selection, your current fund allocation will remain unchanged for future contributions unless specified otherwise.)

E-mail Communication

As e-mail communications may not be secure, and because we are unable to take reasonable precautions to verify your shareholder and transaction information, we cannot respond to account- specific requests received via email. For your protection, we ask that all transaction requests be submitted only via telephone, mail or through the secure link on our website.

Reinvestment Privilege

Within a 90-day period after you sell your shares, you have the right to "reinvest" your money in any fund of the same class. You will not incur a new sales charge if you use this privilege within the allotted time frame. Any contingent deferred sales charge (CDSC) you paid on your shares will be credited to your account. You may reinvest the proceeds of a Class B share sale (less the CDSC) in Class A shares without paying the up-front sales charge. To take advantage of the 90-day reinvestment privilege, a written request must accompany your investment check.

Statements and Reports

TA IDEX will send you a confirmation statement after every transaction that affects your account balance or registration (except that transactions necessary to assess account fees (such as retirement plan maintenance fees or minimum account fees) disclosed in this Proxy Statement/Prospectus will be shown in your next regularly scheduled statement). Please review the confirmation statement carefully and promptly notify TA IDEX in writing within 90 days of any error or you will be deemed to have ratified the transaction as reported to you. If you are enrolled in the Automatic Investment Plan or Payroll Deduction, you will receive a quarterly confirmation. Information about the tax status of income dividends and capital gains distributions will be mailed to shareholders early each year.

Please retain your statements. If you require historical statements, TA IDEX may charge $10 per statement year up to a maximum of $50 per Social Security Number.

Financial reports for the funds, which include a list of the holdings, will be mailed twice a year to all shareholders.

PRICING OF SHARES

HOW SHARE PRICE IS DETERMINED

The price at which shares are purchased or redeemed is the net asset value ("NAV") that is next calculated following receipt and acceptance of a purchase order in good order or receipt of a redemption order in good order by the fund or an authorized intermediary.

WHEN SHARE PRICE IS DETERMINED

The NAV of all funds is determined on each day the New York Stock Exchange ("NYSE") is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a fund does not price its shares (therefore, the NAV of a fund holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the funds).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business on the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined as of the close of the NYSE that day (plus or minus applicable sales charges and/or redemption fees). Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Orders for shares of the TA IDEX asset allocation funds and corresponding orders for the TA IDEX underlying funds are priced on the same day when orders for shares of the asset allocation funds are received. Consequently, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds before the close of business on the NYSE is deemed to constitute receipt of a proportional order for the corresponding TA IDEX underlying funds on the same day, so that both orders generally will receive that day's NAV.

HOW NAV IS CALCULATED

The NAV of each fund (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the fund (or class) that are then outstanding.

In general, securities and other investments are valued at market value when market quotations are readily available. Fund securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-denominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price ("NOCP"). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the NAV per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The valuation committee makes such determinations in good faith in accordance with funds' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV per share.

CHOOSING A SHARE CLASS

TA IDEX offers three share classes, each with its own sales charge and expense structure.

The amount of your investment and the amount of time that you plan to hold your shares will determine which class of shares you should choose (except that Class I shares are only currently available for sale to certain asset allocation funds). You should make this decision carefully because all of your future investments in your account will be in the same share class that you designate when you open your account. Your financial professional can help you choose the share class that makes the best sense for you.

If you are investing a large amount and plan to hold your shares for a long period, Class A shares may make the most sense for you. If you are investing a lesser amount, you may want to consider Class B shares (if you plan to invest for a period of at least 5 years), or Class C shares (if you plan to invest for a period of less than 5 years).

TA IDEX may, at any time and in its sole discretion, add, delete, or change the sales charges for any share class.

CLASS A SHARES -- FRONT LOAD

With Class A shares, you pay an initial sales charge only when you buy shares. (The offering price includes the sales charge.) NOTE: There are 12b-1 distribution and service fees of up to 0.35% per year.

If you are investing $1 million or more, you can purchase Class A shares without any sales charge. However, if you redeem any of those shares within the first 24 months after buying them, you will pay a 1.00% Contingent Deferred Sales Charge, unless they were purchased through a qualified retirement plan. Other substantial investments may enable you to purchase Class A shares at a reduced sales charge. See the subsection entitled "Waivers and/or Reductions of Charges" in this section of the Proxy Statement/Prospectus.

CLASS B SHARES -- BACK LOAD

With Class B shares, you pay no initial sales charge when you invest, but you are charged a CDSC when you sell shares you have held for five years or less, as described in the table below.

               CONTINGENT DEFERRED SALES CHARGE -- CLASS B SHARES

                        AS A % OF DOLLAR
                         AMOUNT (SUBJECT
YEAR AFTER PURCHASING      TO CHANGE)
---------------------   ----------------
First                         5%
Second                        4%
Third                         3%
Fourth                        2%
Fifth                         1%
Sixth and Later               0%

Class B shares purchased prior to March 1, 2004 are subject to a CDSC if redeemed during the first 6 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th and 6th years). There are 12b-1 distribution and service fees of up to 1.00% per year.

Class B shares automatically convert to Class A shares after eight years, lowering annual expenses after conversion.

Generally, the funds recommend that you do not make any additional purchases in Class B shares when you already hold more than $100,000 of Class B shares of the funds. The funds reserve the right to reject any request to purchase Class B shares of the funds if, as a consequence of such investment, you will hold more than $100,000 of Class B shares of the funds. While the funds generally reject any requests to purchase shares beyond that threshold, the funds cannot always recognize or detect such requests. In addition, when you make a request to purchase Class B shares directly with TA IDEX or through a broker/dealer or other financial intermediary, you may be asked to provide additional information about other Class B shares that you hold in the funds.

CLASS C SHARES -- LEVEL LOAD

With Class C shares, you pay no initial sales charge. You will pay a 1.00% CDSC if shares are redeemed during the first 12 months. There are 12b-1 distribution and service fees of up to 1.00% per year. Class C shares (formerly Class L shares) purchased prior to March 1, 2004 are subject to the prior CDSC fee structure which was a 2% CDSC if shares are redeemed during the first 12 months, and a 1% CDSC if redeemed during the second 12 months. Prior to March 1, 2004, Class C shares were named Class L shares. On June 15, 2004, Class C2 shares were merged into Class C shares; on September 24, 2004, Class M shares were merged into Class C shares.

Investors who invested in Class C2 shares prior to the merger of Class C2 shares into Class C shares can make additional investments in Class C shares through their Class C2 shares accounts that converted into Class C share accounts without being subject to a deferred sales charge. For shareholders who also own Class C shares which converted from Class C2 shares, their Class C shares that converted from Class M shares will not be subject to a contingent deferred sales charge and will be subject to the same 12b-1 commission structure applicable to their former Class C2 shares.

Currently, investors who purchase Class C shares of the funds through Merrill Lynch, Pierce, Fenner & Smith Incorporated will not be subject to any CDSC otherwise payable with respect to redemptions of such Class C shares of the funds. This CDSC waiver may be terminated at any time.

The maximum purchase order in Class C shares is $999,999.99.

CONTINGENT DEFERRED SALES CHARGE

Your shares may be subject to a CDSC. Dividends and capital gains are not subject to the sales charge. There is no charge on any increase in the value of your shares. TA IDEX will always use the first in, first out method to fulfill your redemption requests. If your shares are worth less than when you bought them, the charge will be assessed on their current, lower value. In some cases, the sales charge may be waived.

WAIVERS AND/OR REDUCTIONS OF CHARGES

CLASS A SALES CHARGE REDUCTIONS

You can lower the sales charge percentage in the following ways:

- Substantial investments receive lower sales charge rates (see tables below).

- The "rights of accumulation" allows you, your spouse and children under age 21 to include the value of your existing holdings in any class of shares of the TA IDEX funds to determine your Class A sales charge. Breakpoints are derived from the daily NAV at the market close, the current combined NAV value at the time of the purchase and the gross amount of the new purchase.

- A "Letter of Intent" ("LOI") allows you, your spouse and children under age 21 to count all share investments, up to a maximum of $1 million, in a TA IDEX fund over the next 13 months, as if you were making them all at once, to qualify for reduced sales charges on your Class A investments. Purchases made up to 90 days prior to establishing your LOI will be counted toward meeting the amount stated in your LOI, and the 13 month period will then begin on the date of your first purchase within the 90 day period. Purchases applied at NAV made after the establishment of your LOI (as a result of another waiver or sales charge reduction) shall not count toward meeting the amount stated in your LOI. TA IDEX will reserve a portion of your shares to cover any additional sales charge that may apply if you do not purchase the amount stated in your LOI.

- By investing as part of a qualified group. An individual who is a member of a qualified group may purchase Class A shares at the reduced sales charge applicable to that group as a whole. A "qualified group" is one which has at least ten members; has been in existence for at least six months; has some purpose in addition to the purchase of mutual fund shares at a discount; has agreed to include fund sales publications in mailings to members; has arrangements made for access to the group which are satisfactory to TA IDEX's transfer agent; has arrangements satisfactory to TA IDEX's transfer agent established for verification that the group meets these requirements; and the group's sole organizational nexus or connection is not that the members are credit card holders of a company, policy holders of an insurance company, customers of a bank or a broker-dealer, clients of an investment adviser or security holders of a company. TA IDEX reserves the right to waive the requirement that the group continue to meet the minimum membership requirement or the requirement that an investor continues to belong to the group in order to qualify for lower sales charges (but not to waive either of these requirements initially). To establish a group purchase program, both the group itself and each participant must complete an application. Please contact Customer Service (1-888- 233-4339) for further information and assistance. Qualified group accounts are not eligible to be counted under a rights of accumulation or LOI sales charge reduction or waiver with accounts other than accounts in the qualified group.

- By investing in a SIMPLE IRA plan, you and all plan participants will receive a reduced sales charge on all plan contributions that exceed quantity discount amounts. SIMPLE IRA plan accounts are not eligible to be counted under a rights of accumulation or LOI sales charge reduction or waiver with accounts other than accounts in the SIMPLE IRA plan.

                        CLASS A SHARE QUANTITY DISCOUNTS

                                 SALES       SALES
                               CHARGE AS    CHARGE
                                 % OF      AS % OF
                               OFFERING     AMOUNT
AMOUNT OF PURCHASE*              PRICE     INVESTED
----------------------------   ---------   --------
Under $50,000                    5.50%        5.82%
$50,000 to under $100,000        4.75%        4.99%
$100,000 to under $250,000       3.50%        3.63%
$250,000 to under $500,000       2.75%        2.83%
$500,000 to under $1,000,000     2.00%        2.04%
$1,000,000 and over              0.00%        0.00%

* The funds' distributor, AFSG Securities Corporation ("AFSG"), must be notified when a purchase is made that qualifies under any of the above provisions. Consequently, when a purchaser acquires shares directly from TA IDEX, he/she must indicate in his/her purchase order that such purchase qualifies under any of the above provisions, and must provide enough information to substantiate that claim. When a purchaser acquires shares through a dealer or other financial intermediary, he/she must inform his/her dealer or other financial intermediary of any facts that may qualify a purchase for any of the above provisions, such as, for example, information about other holdings of Class A shares of the funds that the purchaser has, directly with TA IDEX, or through other accounts with dealers or financial intermediaries. To substantiate a claim, it may be necessary for a purchaser to provide AFSG or his/her dealer or other financial intermediary information or records regarding shares of TA IDEX held in all accounts (e.g., retirement plan accounts) of the purchaser directly with TA IDEX or with one or several dealers or other financial intermediaries, including to substantiate "rights of accumulation" accounts held by a spouse and children under age 21.

WAIVER OF CLASS A INITIAL SALES CHARGES

Class A shares may be purchased without a sales charge by:

- Current or former TA IDEX trustees, directors, officers, full- time employees or sales representatives of TA IDEX, TFAI, their affiliates, and any of the sub-advisers, and immediate family members thereof.

- Directors, officers, full-time employees and sales representatives of dealers having a sales agreement with AFSG.

- Any trust, pension, profit-sharing or other benefit plan for any of the foregoing persons.

- "Wrap" accounts for the benefit of clients of certain broker- dealers, financial institutions or financial planners, who have entered into arrangements with TA IDEX or AFSG.

- For qualified retirement plans only, TA IDEX will treat Class A share purchases in an amount of less than $1 million that are sponsored by employers with 100 or more eligible employees as if such purchases were equal to an amount in excess of $1 million. These accounts are not eligible to be counted under a rights of accumulation or LOI sales charge reduction or waiver with accounts other than accounts in the qualified retirement plan.

Persons eligible to buy Class A shares at NAV may not impose a sales charge when they re-sell those shares.

WAIVER OF CLASS A, CLASS B, AND CLASS C CONTINGENT DEFERRED SALES CHARGES

You will not be assessed a sales charge for shares if you sell in the following situations:

- Following the death of the shareholder on redemptions from the deceased person's account only. If this deceased person's account is re-registered to another name, sales charges would continue to apply to this new account. The transfer agent will require satisfactory proof of death before it determines to waive the CDSC fee.

- Following the total disability of the shareholder (as determined by the Social Security Administration -- applies only to shares held at the time the disability is determined). The transfer agent will require satisfactory proof of disability before it determines to waive the CDSC fee.

- On redemptions made under TA IDEX's systematic withdrawal plan (may not exceed 12% of the account value per fund on the day the systematic withdrawal plan was established). NOTE: The amount redeemed under this waiver does not need to be under a systematic withdrawal plan. If it is not under a systematic withdrawal plan, it is limited to one redemption per calendar year up to 12% of your account balance per fund at the time of redemption.

- If you redeem your shares and reinvest the proceeds in the same class of any fund within 90 days of redeeming, the sales charge on the first redemption is waived.

Information on sales charge reductions and/or waivers can also be found on the TA IDEX website at www.transamericaidex.com.

CLASS I SHARES

PURCHASE AND REDEMPTION OF SHARES

Class I shares of the Funds are currently offered for investment only to the following TA IDEX fund of funds: TA IDEX Asset Allocation - Conservative Portfolio; TA IDEX Asset Allocation - Growth Portfolio; TA IDEX Asset Allocation
- Moderate Growth Portfolio; TA IDEX Asset Allocation - Moderate Portfolio and TA IDEX Multi-Manager International, and the following fund of funds of AEGON/Transamerica Series Trust (ATST): ATST Asset Allocation - Conservative Portfolio; ATST Asset Allocation - Growth Portfolio; ATST Asset Allocation - Moderate Growth Portfolio; ATST Asset Allocation - Moderate Portfolio; and ATST Asset Allocation - International Moderate Growth Portfolio. Class I Shares of the Funds may be made available to other investors in the future.


DISTRIBUTION OF SHARES

DISTRIBUTION PLANS

The Board of Trustees of TA IDEX has adopted a Rule 12b-1 Plan for certain classes of shares.

DISTRIBUTION OF CLASS A SHARES. AFSG receives the sales fees or loads imposed on these shares (up to 5.50% of the offering price, which includes the sales load) and reallows a portion of those fees to the sellers of the shares. AFSG also receives fees under a Rule 12b-1 Plan of Distribution. Under its Plan for Class A shares, the funds may pay AFSG a fee of up to 0.35% annually which includes a service fee of 0.25%. Fees are based on the average daily net assets of Class A shares.

However, if the service fees rise, the distribution fee is lowered so that the total fees payable don't exceed 0.35% annually.

DISTRIBUTION OF CLASS B SHARES. For these shares, the funds may pay AFSG an annual distribution fee of up to 1.00%, which includes an annual service fee of 0.25%.

DISTRIBUTION OF CLASS C SHARES. For these shares, the funds may pay AFSG an annual distribution fee of up to 1.00%, which includes an annual service fee of 0.25%.

THE EFFECT OF RULE 12B-1. Because the funds have Rule 12b-1 Plans, even though Class B and C shares do not carry up-front sales loads, the higher distribution and service fees payable by those shares may, over time, be higher than the total fees paid by owners of Class A shares. In general, because Rule 12b-1 Plan fees are paid on an ongoing basis, these fees will increase the cost of your investment and may cost more than other types of sales charges. For a complete description of the funds' Rule 12b-1 Plans, see the Statement of Additional Information, dated March 1, 2006.

OTHER DISTRIBUTION OR SERVICE ARRANGEMENTS

Transamerica Capital, Inc. ("TCI"), a broker-dealer affiliated to TFAI, TIM and AFSG, engages in wholesaling activities designed to support and maintain and increase the number of, the financial intermediaries who sell shares of TA IDEX. Wholesaling activities include, but are not limited to, recommending and promoting, directly or through intermediaries, TA IDEX to financial intermediaries and providing sales training, retail broker support and other services. Such activities are financed by fees paid by TFAI and AFSG, and not the TA IDEX funds. TCI (in connection with, or in addition to, wholesaling services), TFAI, TIM and other fund sub-advisers, directly or through TCI, out of their own resources and not out of fund assets (i.e., without additional cost to the funds or their shareholders), may provide additional cash payments or non-cash compensation to some, but not all, brokers and other financial intermediaries who sell shares of the funds or render investor services to fund shareholders. Such payments and compensation are in addition to the sales charges, Rule 12b-1 Plan fees, service fees and other fees paid, directly or indirectly, by the funds to such brokers and other financial intermediaries. These arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing arrangements are not financed by the funds, and thus, do not result in increased fund expenses. They are not reflected in the fees and expenses listed in the Fees and Expenses subsections of this Proxy Statement/Prospectus, and they do not change the price paid by investors for the purchase of a fund's shares or the amount received by a shareholder as proceeds from the redemption of fund shares.

Such additional cash payments may be made to brokers and other financial intermediaries that provide services to the funds and/or shareholders in the funds, including (without limitation) shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the broker or other financial intermediary. Cash compensation may also be paid to brokers and other financial intermediaries for inclusion of the funds on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement or compensation in cases where the broker or other financial intermediary provides services to fund shareholders. To the extent permitted by applicable law, TCI and other parties may pay or allow other incentives and compensation to brokers and other financial intermediaries. TCI and the other parties making these payments generally assess the advisability of continuing making these payments periodically.

These payments may take a variety of forms, including (without limitation) compensation for sales, "trail" fees for shareholder servicing and maintenance of investor accounts, and finder's fees that vary depending on the fund or share class and the dollar amount of shares sold. Revenue sharing payments may be structured: (i) as a percentage of gross or net sales; (ii) as a percentage of gross or net assets under management; and/or (iii) as a fixed or negotiated dollar-amount. As of the date of this Proxy Statement/Prospectus, TCI may make revenue sharing payments equal to a percentage of periodic sales, such as monthly or quarterly sales, ranging from 5 basis points (0.05%) to 45 basis points (0.45%). In addition, TCI participates in ticket charge programs with Associated Securities, Securities America and Centaurus Financial, in which TCI reimburses the broker/dealer for ticket charges or modifies its payment from $0 to $20, depending upon the amount of the ticket charge. TCI also pays flat annual fees ranging from $5,000 to $17,500 to Centaurus Financial, Transamerica Financial Advisors, and Associated Securities, Inc. TCI is also committed to pay to participate in meetings and events of other broker/dealers and banks.

As of the date of this Proxy Statement/Prospectus, TCI has such revenue sharing arrangements with over 20 brokers and other financial intermediaries, of which some of the more significant include arrangements with The Advisors Group, Associated Securities, Inc., Centaurus Financial, Compass Group, Duerr Financial Corp, Hantz Financial Services, Harbour Investments, Investors Capital, Legg Mason, Merrill Lynch, Morgan Stanley, PNC, Prudential Investments, RBC Dain Rauscher, Securities America, Signator Investors, Transamerica Financial Advisors, UBS Financial, US Bancorp and Wachovia Securities, and Ziegler.

For the calendar year ended December 31, 2005, TCI paid approximately $3.1 million to various brokers and other financial intermediaries in connection with revenue sharing arrangements.

For the same period, TCI received revenue sharing payments ranging from $3,000 to $112,000 for a total of $605,041 from the following financial services firms to participate in sales events: T. Rowe Price; American Century; Merrill Lynch; Pacific Investment Management, LLC; Van Kampen Investments; Prudential; MFS; Lehman Brothers; Great Companies; Franklin Templeton; Evergreen Investments; Citigroup; Bank of America and Janus Capital Management.

In addition, while AFSG typically pays most of the sales charge applicable to the sale of fund shares to brokers and other financial intermediaries through which purchases are made, AFSG may, on occasion, pay the entire sales charge. (Additional information about payments of sales charges to brokers is available in the section titled "Dealer Reallowances" of the Statement of Additional Information of TA IDEX dated March 1, 2006.)

From time to time, TCI, its affiliates and/or TFAI and/or fund sub-advisers may also pay non-cash compensation to brokers and other financial intermediaries in the form of, for example: (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of broker-marketing and regional or national events. For example, representatives of TCI visit brokers and other financial intermediaries on a regular basis to educate them about the funds and to encourage the sale of fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

The compensation or reimbursement received by brokers and other financial intermediaries through sales charges, other fees payable from the funds, and/or revenue sharing arrangements for selling shares of the funds may be more or less than the overall compensation or reimbursement on similar or other products and may influence your broker or other financial intermediary to present and recommend the funds over other investment options available in the marketplace. In addition, depending on the arrangements in place at any particular time, your broker or other financial intermediary may have a financial incentive for recommending a particular class of fund shares over other share classes.

Shareholders may obtain more information about these arrangements, including the conflicts of interests that such arrangements may create, from their brokers and other financial intermediaries, and should so inquire if they would like additional information. A shareholder may ask his/her broker or financial intermediary how he/she will be compensated for investments made in the funds.

Although a fund may use financial firms that sell fund shares to effect transactions for the fund's portfolio, the fund and its investment adviser or sub-adviser will not consider the sale of fund shares as a factor when choosing financial firms to effect those transactions.

UNDERWRITING AGREEMENT

TA IDEX has an Underwriting Agreement with AFSG. AFSG is an affiliate of TFAI and TA IDEX. Under this agreement, AFSG underwrites and distributes all classes of fund shares and bears the expenses of offering these shares to the public. The funds pay AFSG, or its agent, fees for its services. Of the distribution and service fees it receives for Class A and B shares, AFSG, or its agent, reallows or pays to brokers or dealers who sold them 0.25% of the average daily net assets of those shares. In the case of Class C shares, AFSG or its agent reallows its entire fee to those brokers or dealers.

DISTRIBUTIONS AND TAXES

TAXES ON DISTRIBUTIONS IN GENERAL

Each fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year. Although a fund will not have to pay income tax on amounts it distributes to shareholders, most shareholders will be taxed on amounts they receive. Shareholders who are not subject to tax on their income, such as qualified retirement accounts and other tax-exempt investors, generally will not be required to pay any tax on distributions. If a fund declares a dividend in October, November, or December but pays it in January, you will be taxed on the dividend as if you received it in the previous year.

You normally will be taxed on distributions you receive from a fund, regardless of whether they are paid to you in cash or are reinvested in additional fund shares. A particular distribution generally will be taxable as either ordinary income or as long-term capital gain. Distributions that are derived from net long-term capital gains will typically be taxed as long-term capital gain. Other distributions will usually be taxable as ordinary income. Except as described below, the tax consequences of a distribution do not depend upon how long you held your fund shares.

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distributions by the funds are generally taxed to individual taxpayers:

- Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15% (5% for individuals in the 10% and 15% federal tax rate brackets).

- Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.

- A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

- Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

Each fund will send you a tax report annually summarizing the amount of and the tax aspects of your distributions.

If you buy shares of a fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as "buying a dividend."

Investors who invest through tax-deferred accounts, such as IRAs, 403(b) accounts, and qualified retirement plans, will ordinarily not be subject to tax until a distribution is made, at which time such distribution is generally taxed as ordinary income. These accounts are subject to complex tax rules and each tax-deferred account investor should consult their tax advisers regarding their investments in a tax-deferred account.

TAXES ON THE SALE OR EXCHANGE OF SHARES

If you sell shares of a fund or exchange them for shares of another fund, you generally will have a capital gain or loss, which will be long-term capital gain if you held the shares for more than one year; otherwise it is a short-term capital gain. Such gain or loss is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain. If your tax basis in the shares exceeds your redemption proceeds (or the value of the shares received in the case of an exchange), you will recognize a taxable loss on the sale of shares of the fund. Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions that were received with respect to the shares.

Additionally, any loss realized on a sale of shares of a fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of that fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of that fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired.

If more than 50% of the value of the total assets of a fund consists of stock or securities of foreign corporations at the close of a taxable year, the fund may elect to treat certain foreign taxes paid by them as paid by their shareholders. If a fund makes this election, the amount of the foreign taxes paid by the fund will be included in its shareholders' income pro rata (in addition to taxable distributions actually received by them), and its shareholders will be entitled either (a) to credit their proportionate amounts of the foreign taxes paid by the fund against their federal income tax liabilities, or (b) to deduct their proportionate amounts from their federal taxable income under certain circumstances.

WITHHOLDING TAXES

As with all mutual funds, a fund may be required to withhold U.S. federal income tax at the fourth lowest tax rate applicable to unmarried individuals (currently 28%) of all taxable distributions payable to you if you fail to provide the fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax, but is a method by which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

NON-RESIDENT ALIEN WITHHOLDING

If you are a non-U.S. investor, you must provide a U.S. mailing address to establish an account unless your broker/dealer firm submits your account through the National Securities Clearing Corporation. Your broker/dealer will be required to submit a foreign certification form. Investors changing a mailing address to a non-U.S. address will be required to have a foreign certification form completed by their broker/dealer and returned to us before future purchases can be accepted. Shareholders that are not U.S. investors under the federal tax laws may be subject to U.S. withholding and are generally subject to U.S. tax certification requirements. Additionally, the appropriate tax form (generally, W-8BEN form) and documentary evidence is required if you are not a U.S. citizen or U.S. resident alien.

OTHER TAX INFORMATION

This tax discussion is for general information only. In addition to federal income taxes, you may be subject to state, local or foreign taxes on payments received from, and investment made in shares of the TA IDEX funds. More information is provided in the Statement of Additional Information, dated March 1, 2006. You should also consult your own tax advisor for information regarding all tax consequences applicable to your investments in the funds.

INVESTMENT POLICY CHANGES

TA IDEX Transamerica Equity invests at least 80% of its assets (defined as net assets plus the amount of any borrowings for investment purposes) in certain investments as indicated in this Proxy Statement/Prospectus. Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rules then in effect.

NOTE: Unless expressly designated as fundamental, all policies and procedures of the Funds may be changed by TA IDEX's Board without shareholder approval. To the extent authorized by law, TA IDEX and each of the Funds reserve the right to discontinue offering shares at any time, or to cease operations entirely.

                   FINANCIAL HIGHLIGHTS FOR THE ACQUIRING FUND

For a share of beneficial interest outstanding throughout each period:

The Financial Highlights table is intended to help you understand the Acquiring Fund's performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. The information through October 31, 2005 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the Acquiring Fund's financial statements, is included in the 2005 Annual Report, which is available to you upon request. The information from November 1, 2005 through April 30, 2006 is unaudited.

TA IDEX Transamerica Equity

FINANCIAL HIGHLIGHTS
(UNAUDITED FOR THE PERIOD ENDED APRIL 30, 2006)

                                           FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD
                        ------------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                        Net Asset   -------------------------------------------   -------------------------------------   Net Asset
            For the      Value,          Net         Net Realized                  From Net    From Net                     Value,
             Period     Beginning     Investment    and Unrealized      Total     Investment   Realized       Total          End
          Ended (d)(g)  of Period   Income (Loss)     Gain (Loss)    Operations     Income      Gains     Distributions   of Period
          -----------   ---------   -------------   --------------   ----------   ----------   --------   -------------   ----------
Class A     4/30/2006     $ 8.87       $(0.03)          $ 1.08         $ 1.05         $--       $(0.08)      $(0.08)         $9.84
           10/31/2005       7.44        (0.02)            1.58           1.56          --        (0.13)       (0.13)          8.87
           10/31/2004       6.86        (0.07)            0.65           0.58          --           --           --           7.44
           10/31/2003       5.52        (0.05)            1.39           1.34          --           --           --           6.86
           10/31/2002       6.38        (0.07)           (0.79)         (0.86)         --           --           --           5.52
           10/31/2001      10.16        (0.10)           (3.68)         (3.78)         --           --           --           6.38

Class B     4/30/2006       8.49        (0.06)            1.04           0.98          --        (0.08)       (0.08)          9.39
           10/31/2005       7.19        (0.08)            1.51           1.43          --        (0.13)       (0.13)          8.49
           10/31/2004       6.68        (0.11)            0.62           0.51          --           --           --           7.19
           10/31/2003       5.40        (0.09)            1.37           1.28          --           --           --           6.68
           10/31/2002       6.29        (0.12)           (0.77)         (0.89)         --           --           --           5.40
           10/31/2001      10.12        (0.16)           (3.67)         (3.83)         --           --           --           6.29

Class C     4/30/2006       8.50        (0.06)            1.03           0.97          --        (0.08)       (0.08)          9.39
           10/31/2005       7.20        (0.08)            1.51           1.43          --        (0.13)       (0.13)          8.50
           10/31/2004       6.68        (0.11)            0.63           0.52          --           --           --           7.20
           10/31/2003       5.30        (0.09)            1.47           1.38          --           --           --           6.68

Class I     4/30/2006       9.17          -(h)            0.78           0.78          --        (0.08)       (0.08)          9.87

                                                       RATIOS/SUPPLEMENTAL DATA
                                    --------------------------------------------------------------
                                                   Ratio of Expenses
                                    Net Assets,        to Average       Net Investment
            For the                 End of           Net Assets (a)     Income (Loss)    Portfolio
            Period        Total     Period        -------------------   to Average       Turnover
          Ended (g)    Return (c)   (000's)       Net (e)   Total (f)   Net Assets (a)   Rate (b)
          ----------   ----------   -----------   -------   ---------   --------------   ---------
Class A    4/30/2006      11.83%      $ 86,366     1.52%      1.53%         (0.72)%           3%
          10/31/2005      21.16        301,635     1.36       1.36          (0.27)           39
          10/31/2004       8.45        176,851     1.50       1.50          (0.90)           97
          10/31/2003      24.28         56,618     1.56       1.56          (0.87)           55
          10/31/2002     (13.50)        25,127     1.74       2.32          (1.19)           19
          10/31/2001     (37.20)         2,750     1.55       2.75          (1.15)           42

Class B    4/30/2006      11.53         54,678     2.17       2.42          (1.34)            3
          10/31/2005      20.03         49,865     2.18       2.61          (0.99)           39
          10/31/2004       7.68         47,928     2.20       2.72          (1.62)           97
          10/31/2003      23.70          4,613     2.21       2.21          (1.52)           55
          10/31/2002     (14.22)         2,732     2.39       2.98          (1.84)           19
          10/31/2001     (37.78)         3,070     2.20       3.40          (1.80)           42

Class C    4/30/2006      11.40         26,775     2.16       2.16          (1.34)            3
          10/31/2005      20.05         23,656     2.18       2.31          (1.00)           39
          10/31/2004       7.78         21,808     2.20       2.55          (1.63)           97
          10/31/2003      26.04          1,435     2.21       2.21          (1.52)           55

Class I    4/30/2006       8.50        512,862     0.81       0.81           0.02             3

TA IDEX Transamerica Equity

(UNAUDITED)
NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Not annualized.

(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Not annualized.

(d) Per share information is calculated based on average number of shares outstanding.

(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.

(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g) The inception dates for the Fund's offering of share classes were as follows:
          Class C was November 11, 2002.
          Class I was November 15, 2005.

(h)  Amount rounds to less than $0.01.

                               INDEX OF APPENDICES

Appendix A: Form of Plan of Reorganization

Appendix B: Explanation of Strategies and Risks

Appendix C: Performance Update

Appendix D: Share Ownership

Appendix E: Form of TIM Sub-Advisory Agreement

Appendix F: Directors and Principal Executive Officer of TFAI

Appendix G: Managing Members and Principal Executive Officer[s] of TIM

Appendix H: Affiliated Brokerage

                   APPENDIX A: FORM OF PLAN OF REORGANIZATION

THIS PLAN OF REORGANIZATION (the "Reorganization Plan") is adopted as of this July 19, 2006, by Transamerica IDEX Mutual Funds (the "Trust") with its principal place of business at 570 Carillon Parkway, St. Petersburg, Florida 33716, on behalf of its series, TA IDEX Great Companies - America(SM) and TA IDEX Transamerica Equity.

This Reorganization Plan is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization to which this Reorganization Plan applies (the "Reorganization") will consist of the transfer of all of the assets of Acquired Fund in the table below to the Acquiring Fund in the table below in exchange solely for Class A, B, C and I voting shares of the Acquiring Fund (the "Acquiring Fund Shares"); the assumption by the Acquiring Fund of all liabilities of the Acquired Fund; and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Reorganization
Plan:

            ACQUIRED FUND                       ACQUIRING FUND
            -------------                       --------------
 TA IDEX Great Companies - America(SM)   TA IDEX Transamerica Equity

WHEREAS, the Trust is an open-end, registered investment company of the management type and the Acquired Fund owns securities which generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Trustees of the Trust have determined that the exchange of all of the assets of the Acquired Fund for the Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

WHEREAS, the Trustees of the Trust also have determined, with respect to the Acquired Fund, that the exchange of all of the assets of the Acquired Fund for the Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction;

NOW, THEREFORE, the Trust, on behalf of the Acquiring Fund and the Acquired Fund separately, hereby approves the Reorganization Plan on the following terms and conditions:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

1.1. Subject to the requisite approvals of the shareholders of the Acquired Fund and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Trust will transfer all of the Acquired Fund's assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Class A, B, C and I Acquiring Fund Shares determined by dividing the value of an Acquired Fund's net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of the Acquired Fund. Such transactions shall take place at the closing provided for in paragraph
     3.1 (the "Closing").

1.2. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the closing date provided for in paragraph 3.1 (the "Closing Date").

1.3. The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall also assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date (as defined in paragraph 2.1). On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions that, together with all previous distributions, shall have the effect of distributing to its shareholders
     (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last taxable year to the end of the business day on the Closing; and (ii) any undistributed investment company taxable income and net capital gain from any period to the extent not otherwise distributed.

1.4. Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Fund will distribute to the Acquired Fund's shareholders of record with respect to each class of its shares, determined as of immediately after the close of business on the Closing Date (the "Acquired Fund Shareholders"), on a pro rata basis within that class, the Acquiring Fund Shares of the same class received by the Acquired Fund pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to the Acquired Fund's shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Acquiring Fund Shares to be so credited to Class A, B, C and I Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund shares of the corresponding class owned by such shareholders on the Closing Date. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund, although shares representing interests in shares of the Acquired Fund will represent a number of the same class of Acquiring Fund Shares after the Closing Date, as determined in accordance with paragraph 2.3. The Acquiring Fund will not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

1.5. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's then-current prospectus and statement of additional information.

1.6. Any reporting responsibility of the Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.   VALUATION

2.1. The value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business of the New York Stock Exchange ("NYSE") and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Trustee's Declaration of Trust, the then-current prospectus or statement of additional information with respect to the Acquiring Fund, and valuation procedures established by the Trustee's Board of Trustees.

2.2. The net asset value of an Acquiring Fund Share of any class shall be the net asset value per share computed for that class as of the close of business of the NYSE and after the declaration of any dividends on the Valuation Date, using the valuation procedures set forth in the Trust's Declaration of Trust, the then-current prospectus or statement of additional information with respect to the Acquiring Fund, and valuation procedures established by the Trust's Board of Trustees.

2.3. The number of A, B, C and I Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's assets shall be determined by dividing the value of the net assets of the Class A, B, C and I Acquired Fund determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of the corresponding class of Acquiring Fund Share, determined in accordance with paragraph 2.2.

2.4. All computations of value shall be made by the Acquiring Fund's designated record keeping agent.

3.   CLOSING AND CLOSING DATE

3.1. The Closing Date shall be August 4, 2006, or such other date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of the Trust or at such other time and/or place as the Board of Trustees or officers of the Trust may designate.

3.2. The Trust shall direct the custodian of the Acquired Fund (the "Custodian"), to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Acquired Fund's portfolio securities, cash, and any other assets ("Assets") shall have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund shall direct the Custodian to deliver portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, (the "1940 Act"), as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for Acquiring Fund.

3.3. Transamerica Fund Services, Inc., as transfer agent for the Acquired Fund (the "Transfer Agent"), shall deliver, on behalf of the Acquired Fund, at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing.

3.4. In the event that on the Valuation Date (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Trust, accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.   REPRESENTATIONS AND WARRANTIES

4.1. The Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

     (a) The Acquired Fund is duly organized as a series of the Trust, which is a statutory trust duly organized and validly existing under the laws of the State of Delaware, with power under the Trust's Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted;

     (b) The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of its shares under the Securities Act of 1933, ("1933 Act"), are in full force and effect;

     (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, (the "1934 Act"), and the 1940 Act, and such as may be required by state securities laws;

     (d) The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used during the three years previous to the date of this Reorganization Plan conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

     (e) On the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

     (f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Reorganization Plan will not result, in (i) a material violation of the Trust's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound;

     (g) The Acquired Fund has no material contracts or other commitments (other than this Reorganization Plan) that will be terminated with liability to it prior to the Closing Date;

     (h) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

     (i) The financial statements of the Acquired Fund as of and for the year ended October 31, 2005 have been audited by PricewaterhouseCoopers LLP, Independent Registered Certified Public Accounting Firm. Such statements are in accordance with accounting principles generally accepted in the United States of America ("GAAP") consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on the balance sheet or in the notes thereto;

     (j) Since October 31, 2005, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

     (k) On the Closing Date, all Federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

     (l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its Federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

     (m) All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund shares;

     (n) The adoption and performance of this Reorganization Plan will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Trust, and, subject to the approval of the shareholders of the Acquired Fund, this Reorganization Plan will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

     (o) The information to be furnished by the Acquired Fund for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto.

4.2. The Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

     (a) The Acquiring Fund is duly organized as a series of the Trust, which is a statutory trust duly organized and validly existing under the laws of the State of Delaware, with power under the Trust's Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted;

     (b) The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act, including the shares of the Acquiring Fund, are in full force and effect;

     (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

     (d) The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used during the three years previous to the date of this Reorganization Plan conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

     (e) On the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund's assets, free of any liens of other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice and necessary documentation at or prior to the Closing;

     (f) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Reorganization Plan will not result, in (i) a material violation of the Trust's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound;

     (g) Except as otherwise disclosed in writing to and accepted by the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquiring Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

     (h) The financial statements of the Acquiring Fund as of and for the year ended October 31, 2005 have been audited by PricewaterhouseCoopers LLP, Independent Registered Certified Public Accounting Firm. Such statements are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on the balance sheet or in the notes thereto;

     (i) Since October 31, 2005, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For purposes of this subparagraph (i), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund's portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change;

     (j) On the Closing Date, all Federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

     (k) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its Federal income tax under
          Section 852 of the Code, has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date, and will do so for the taxable year including the Closing Date;

     (l) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

     (m) The adoption and performance of this Reorganization Plan will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Trust on behalf of the Acquiring Fund and this Reorganization Plan will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

     (n) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Reorganization Plan, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable by the Trust;

     (o) The information to be furnished by the Acquiring Fund for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

     (p) That insofar as it relates to Trust or the Acquiring Fund, the Registration Statement relating to the Acquiring Fund Shares issuable hereunder, and the proxy materials of the Acquired Fund to be included in the Registration Statement, and any amendment or supplement to the foregoing, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

5.   COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

5.1. The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2. To the extent required by applicable law, the Trust will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Reorganization Plan and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3. The Acquired Fund covenants that the Acquiring Fund Shares of each class to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Reorganization Plan.

5.4. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

5.5. Subject to the provisions of this Reorganization Plan, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Reorganization Plan.

5.6. As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares of each class received at the Closing.

5.7. The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Reorganization Plan as promptly as practicable.

5.8. The Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund's title to and possession of all the assets and otherwise to carry out the intent and purpose of this Reorganization Plan.

5.9. The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

     The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at the Acquired Fund's election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1. All representations and warranties of the Acquiring Fund and the Trust contained in this Reorganization Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Reorganization Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

6.2. The Trust and the Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Reorganization Plan to be performed or complied with by the Trust and the Acquiring Fund on or before the Closing Date; and

6.3. The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

     The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at the Acquiring Fund's election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1. All representations and warranties of the Trust and the Acquired Fund contained in this Reorganization Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Reorganization Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2. The Trust and the Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Reorganization Plan to be performed or complied with by the Trust or the Acquired Fund on or before the Closing Date;

7.3. The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1;

7.4. The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders
     (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last taxable year to 4:00 p.m. Eastern Time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Reorganization Plan shall, at its option, not be required to consummate the transactions contemplated by this Reorganization
     Plan:

8.1. The Reorganization Plan and the transactions contemplated herein shall have been approved by the requisite vote, if any, of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Trust's Declaration of Trust, By-Laws, applicable Delaware law and/or the 1940 Act, and copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.1;

8.2. On the Closing Date, no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Reorganization Plan or the transactions contemplated herein;

8.3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

8.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

8.5. Dechert LLP shall deliver an opinion addressed to the Trust substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Reorganization Plan shall constitute a tax-free reorganization for Federal income tax purposes, unless, based on the circumstances existing at the time of the Closing, Dechert LLP determines that the transaction contemplated by this Reorganization Plan does not qualify as such. The delivery of such opinion is conditioned upon receipt by Dechert LLP of representations it shall request of the Trust. Notwithstanding anything herein to the contrary, the Trust may not waive the condition set forth in this paragraph 8.5.

9.   BROKERAGE FEES AND EXPENSES

9.1. The Acquiring Fund represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2. The investment adviser to each of the Acquired Fund and the Acquiring Fund, Transamerica Fund Advisors, Inc., shall bear all of the expenses relating to the proposed Reorganization. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing the Acquiring Fund's prospectus and the Acquired Fund's proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding the shareholders' meeting. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     The representations, warranties and covenants contained in this Reorganization Plan or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

11.  TERMINATION

     This Reorganization Plan and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of Trustees, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of the Board, make proceeding with the Reorganization Plan inadvisable.

12.  AMENDMENTS

     This Reorganization Plan may be amended, modified or supplemented in such manner as may be set forth in writing by the authorized officers of the Trust; provided, however, that following any meeting of the shareholders called by the Acquired Fund pursuant to paragraph 5.2 of this Reorganization Plan, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Reorganization Plan to the detriment of such shareholders without their further approval.

13.  HEADINGS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

13.1. The Article and paragraph headings contained in this Reorganization Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Reorganization Plan.

13.2. This Reorganization Plan shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

13.3. This Reorganization Plan shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Reorganization Plan.

13.4. It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Trust personally, but shall bind only property of such party. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of each party.

IN WITNESS WHEREOF, the Board of Trustees of the Trust has caused this Reorganization Plan to be approved on behalf of the Acquiring Fund and the Acquired Fund.

                                        Transamerica IDEX Mutual Funds


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                 APPENDIX B: EXPLANATION OF STRATEGIES AND RISKS

HOW TO USE THIS SECTION

In the discussions about the Funds, you found descriptions of the principal strategies and risks associated with the Funds. In those pages, you were referred to this Appendix for more information about the risks of both principal and non-principal investments.

DIVERSIFICATION

The Investment Company Act of 1940 ("1940 Act") classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a fund's assets over a number of issuers to reduce risk. A non-diversified fund has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified fund, its share price can be expected to fluctuate more than a diversified fund.

The Acquiring Fund qualifies as a diversified fund under the 1940 Act. The Acquired Fund is non-diversified.

INVESTING IN COMMON STOCKS

While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a Fund may hold fluctuate in price, the value of an investment in the Fund will go up and down.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., risk of loss due to fluctuation in value) because even though your Fund may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile fund is down, you could lose more. Price changes may be temporary and for extended periods.

PORTFOLIO TURNOVER

A Fund may engage in a significant number of short-term transactions, which may lower performance. High turnover rate will not limit a manager's ability to buy or sell securities for these Funds. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a Fund. The Funds ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, a Fund may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a Fund increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a Fund assumes a temporary defensive position it may not be able to achieve its investment objective.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may outperform or underperform other funds that employ a different investment style. A Fund may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

INVESTMENT STRATEGIES

A Fund is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Board. No Fund is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the Funds to other risks and considerations, which are discussed in the Statement of Additional Information of TA IDEX, dated March 1, 2006.

                         APPENDIX C: PERFORMANCE UPDATE

MARKET ENVIRONMENT

The Standard and Poor's 500 Composite Stock Index ("S&P 500") posted a gain of 8.71% in the twelve months ended October 31, 2005, due largely to a broadly based advance in the initial months of the period, and to gains for energy and utilities stocks throughout the year.

Focusing on sustained growth in the economy and corporate earnings, benign levels of inflation and still-low interest rates, the equity market largely ignored a surge in energy prices that began in 2003 and staged a powerful rally through early 2005. Throughout the year, investors alternated between fear of recession and expectations of sustainable economic growth, causing stock prices to vacillate widely. Their concerns about the state of the economy were heightened after late-summer hurricanes shuttered many Gulf Coast oil and gas refineries, setting off yet another spike in energy prices while interest rates continued to climb.

The economic expansion withstood the hurricanes' impact, but recent government data pointed to growing inflationary pressures as producers increasingly passed along higher energy costs to consumers. Investor sentiment turned cautious as bond yields rose and the equity market lost ground.

PERFORMANCE

For the year ended October 31, 2005, TA IDEX Transamerica Equity, Class A returned 21.16%. By comparison its primary and former benchmarks, the Russell 1000 Growth Index and the S&P 500, returned 8.81% and 8.71%, respectively.

STRATEGY REVIEW

The primary drivers of the portfolio's superior results were individual healthcare, financial and technology holdings which more than offset an underweighting in energy, the market's strongest sector. The portfolio comprised investments in companies that, in our view, benefited from strongly positive secular trends and have strong management teams, stable balance sheets and highly competitive positions. Because we found more industrial, consumer discretionary, health care and technology stocks that met these parameters, the portfolio was overweighted in those sectors. The portfolio was underweighted in utilities, telecommunications, energy and financial stocks, which were areas where we identified fewer stocks with the right combination of attributes. The largest contributors to total return were SanDisk Corporation ("SanDisk"), Genentech, Inc. ("Genentech"), and Chicago Mercantile Exchange Holdings Inc. ("CME"). Each is a prime example of a company well positioned to benefit from an enduring, non-cyclical trend.

SanDisk is a leading competitor among portable memory manufacturers, whose shares rose dramatically as it became increasingly clear that applications and demand for ultra-compact memory devices (e.g., picture cell phones) were expanding at a rapid rate. CME's shares rose sharply as investors became increasingly aware that this electronic exchange is at the forefront of a structural shift in how futures, options, foreign exchange and credit derivatives are traded. Genentech, a biopharmaceutical company that develops new therapies for widespread forms of cancer (i.e., breast, lung and colon), saw its stock advance on positive news about the efficacy of Avastin, a ground-breaking cancer treatment.

The gains for these and other stocks were partially diluted by losses for Lexmark International, Inc. ("Lexmark") (computer printers) and Zimmer Holdings, Inc. ("Zimmer") (replacement joint supplier).We exited Lexmark soon after learning that its major customer relationship was in jeopardy but have maintained the portfolio's exposure to Zimmer. Investors exited Zimmer's stock after the company announced that, under pressure from Europe and Japan, it would not raise product prices. In our view, the company's prospects are still encouraging, since sales volumes continue to rise.

                           APPENDIX D: SHARE OWNERSHIP

As of the Record Date, the name, address, and share ownership of persons who owned of record or beneficially 5% or more of the outstanding shares of either party to the Reorganization are set forth below:

                     TA IDEX Great Companies - America(SM)

                                                       Shares
Beneficial or Record Owner of Securities and Address    Owned   % Owned
----------------------------------------------------   ------   -------


                           TA IDEX Transamerica Equity

                                                       Shares
Beneficial or Record Owner of Securities and Address    Owned   % Owned
----------------------------------------------------   ------   -------


                 APPENDIX E: FORM OF TIM SUB-ADVISORY AGREEMENT

                                     FORM OF

                         SUB-ADVISORY AGREEMENT BETWEEN

                      TRANSAMERICA FUND ADVISORS, INC. AND
                     TRANSAMERICA INVESTMENT MANAGEMENT, LLC

     SUB-ADVISORY AGREEMENT, made as of the 1ST day of November 2006, between Transamerica Fund Advisors, Inc. (the "Investment Adviser"), a corporation organized and existing under the laws of the State of Florida and Transamerica Investment Management, LLC (the "Sub-Adviser"), a limited liability company organized and existing under the laws of the State of Delaware.

     WHEREAS, the Investment Adviser has entered into an Investment Advisory Agreement dated as of June 15, 2000 ("Advisory Agreement") with Transamerica IDEX Mutual Funds ("Transamerica IDEX"), a Delaware statutory trust which is registered as an open-end management investment company under the Investment Company Act of 1940 ("1940 Act"), to provide or procure investment advisory services with respect to _______________________ (the "Fund"), a separate series of Transamerica IDEX; and

     WHEREAS, the Sub-Adviser is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940 ("Advisers Act"); and

     WHEREAS, the Investment Adviser desires to retain the Sub-Adviser as sub-adviser to assist the Investment Adviser in furnishing certain investment advisory services with respect to the Fund, and the Sub-Adviser is willing to furnish such services upon the terms and conditions and for the compensation set forth below.

     NOW, THEREFORE, in consideration of the premises and mutual promises herein set forth, the parties hereto agree as follows:

     1.   APPOINTMENT.

     The Investment Adviser hereby appoints the Sub-Adviser as its investment sub-adviser with respect to the Fund for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided. The Sub-Adviser shall for all purposes herein be deemed to be independent contractor and shall, except as otherwise provided herein, have no authority to act for or represent the Investment Adviser, Transamerica IDEX, or the Fund in any way or otherwise be deemed the agent of any of them.

     2.   DUTIES AND SERVICES OF THE SUB-ADVISER.

          A. Investment Sub-Advisory Services. Subject to the supervision of the Transamerica IDEX Board of Trustees ("Board") and the Investment Adviser, the Sub-Adviser shall act as the investment sub-adviser to, and shall manage the day-to-day investment program of, the Fund in accordance with the Fund's investment objective, policies, and restrictions as provided in the Transamerica IDEX Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time (hereinafter referred to as the "Prospectus"), and such other limitations as directed by the appropriate officers of the Investment Adviser or Transamerica IDEX by notice in writing to the Sub-Adviser. In furtherance of this duty, the Sub-Adviser, on behalf of the Fund, is authorized, in its discretion and without prior consultation with the Board or the Investment Adviser, to (without limitation):

     (1) provide investment research and analysis concerning the Fund's investments and conduct a continuous investment program to the Fund;

     (2) place orders and negotiate the commissions (if any) for all purchases and sales of the investments made by the Fund with or through such brokers, dealers, underwriters or issuers as the Sub-Adviser may select;

     (3) maintain the books and records required in connection with its duties hereunder; and

     (4) keep the Investment Adviser informed of developments materially affecting the Fund and its investments.

          B. Additional Duties of the Sub-Adviser. In addition to the above, the Sub-Adviser shall:

     (1) use the same skills and care in providing its services to the Fund as it uses in providing investment services to other fiduciary accounts;

     (2) cause its officers to attend meetings, either in person or via teleconference, of Transamerica IDEX and furnish oral or written reports, as Transamerica IDEX of the Investment Adviser may reasonably require, in order to keep Transamerica IDEX and its officers and Board fully informed as to the condition of the investments of the Fund, the investment recommendations of the Sub-Adviser, and the investment considerations which provide the basis for those recommendations; and

     (3) furnish such information and reports as may reasonably be required by Transamerica IDEX or the Investment Adviser from time to time.

          C. Further Duties of the Sub-Adviser. (1) In all matters relating to the performance of this Agreement, the Sub-Adviser shall act in conformity with the Transamerica IDEX Declaration of Trust and By-Laws, as each may be amended or supplemented, and currently effective Registration Statement (as defined below) and with the written instructions and directions of Transamerica IDEX and the Investment Adviser, and shall comply in all material respects with the requirements of the 1940 Act, the Advisers Act, the rules thereunder, and all other applicable laws and regulations.

          (2) The Sub-Adviser acknowledges that the Fund may engage in certain transactions in reliance on exemptions under Rule 10f-3, Rule 12d3-1, Rule 17a-10 and Rule 17e-1 under the 1940 Act. Accordingly, the Sub-Adviser hereby agrees that it will not consult with any other sub-adviser of the Fund, or an affiliated person of such other sub-adviser, concerning transactions for the Fund in securities or other fund assets. The Sub-Adviser shall be limited to providing investment advice with respect to only the discrete portion of the Fund's portfolio as may be determined from time-to-time by the Investment Adviser, and shall not consult with any other sub-adviser as to any other portion of the Fund's portfolio concerning transactions for the Fund in securities or other assets.

          D. Custody. The Sub-Adviser shall have no responsibility with respect to maintaining custody of the Fund's assets. The Sub-Adviser shall affirm security transactions with central depositories and advise the custodian of the Fund (the "Custodian") or such depositories or agents as may be designated by the Custodian and the Investment Adviser promptly of each purchase and sale of a security on behalf of the Fund, specifying the name of the issuer, the description and amount or number of shares of the security purchased, the market price, the commission and gross or net price, the trade date and settlement date and the identity of the effecting broker or dealer. The Sub-Adviser shall from time to time provide the Custodian and the Investment Adviser with evidence of authority of its personnel who are authorized to give instructions to the Custodian. The Fund shall instruct the Custodian to provide the Sub-Adviser with such information as the Sub-Adviser may reasonably request relating to daily cash levels held by the Fund.

          E. Proxy Voting and Other Actions as a Fiduciary. Unless the Investment Adviser advises the Sub-Adviser in writing that the right to vote proxies has been expressly reserved to the Investment Adviser or Transamerica IDEX or otherwise delegated to another party, the Sub-Adviser shall exercise voting rights incident to any securities held by the Fund in accordance with its own proxy voting policies and procedures without consultation with the Investment Adviser or the Fund. The Sub-Adviser agrees to furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to the Investment Adviser.

          The Sub-Adviser shall further respond to all corporate action matters incident to such securities held in the Fund including, without limitation, proofs of claim in bankruptcy and class action cases and shelf registrations. The Sub-Adviser agrees to keep the Fund informed about any such litigation and the actions that it intends to take. In the case of class action suits involving issuers held by the Fund, the Sub-Adviser may include information about the Fund for purposes of participating in any settlements upon written agreement by the Fund.

          F. Use of Name. The Sub-Adviser shall give the Fund, for the term of this Agreement, a royalty free, nonexclusive, nontransferable right to use the name "_________" (hereinafter referred to as the "Mark") in the United States as part of the name of the Fund, provided such name is approved by the Sub-Adviser in writing. Such right does not include the right to allow third parties to use the Mark except as specifically provided in this Agreement. Neither the Fund nor the Investment Adviser shall retain any right to use of the Mark after the termination of this Agreement. Upon termination of this Agreement, the Fund will immediately terminate all use of the Mark and destroy any remaining unused sales documentation, promotional, marketing, advertising or other written printed or electronic material or performance information that contains the Mark. The Fund agrees to use its best efforts to ensure that the nature and quality of the services rendered in connection with the Mark shall conform to the terms of this Agreement and any amendments thereto.

     3.   COMPENSATION.

     For the services provided by the Sub-Adviser pursuant to this Agreement, the Sub-Adviser shall receive monthly an investment sub-advisory fee at the annual rate (as a percentage of average daily net assets) as specified in Schedule A of this Agreement. If this Agreement is not in effect for an entire month, the amount of sub-advisory fee payable hereunder shall be pro-rated accordingly.

     4.   EXPENSES.

     During the term of this Agreement, the Sub-Adviser will bear all expenses incurred by it in the performance of its duties and its provision of services hereunder, other than the cost of investments (including brokerage fees) purchased and sold for the Fund. Notwithstanding the foregoing, the Sub-Adviser shall not bear expenses related to the operation of the Fund, including but not limited to, taxes, interests, brokerage fees and commissions, proxy voting expenses and extraordinary Fund expenses.

     5.   DUTIES OF THE INVESTMENT ADVISER.

     A. The Investment Adviser shall continue to have responsibility for all services to be provided to the Fund pursuant to the Advisory Agreement and shall oversee and review the Sub-Adviser's performance of its duties and services under this Agreement.

     B. The Investment Adviser has furnished the Sub-Adviser with copies of each of the following documents and will furnish to the Sub-Adviser at its principal office all future amendments and supplements to such documents, if any, as soon as practicable after such documents become available:

          (1) The Transamerica IDEX Declaration of Trust and By-Laws, as each is in effect on the date hereof and as amended from time to time;

          (2) Certified resolutions of the Board authorizing the appointment of the Investment Adviser and the Sub-Adviser and approving this Agreement;

          (3) The Transamerica IDEX Registration Statement under the 1940 Act and the Securities Act of 1933, on Form N-1A, as filed with the Securities and Exchange Commission ("SEC") relating to the Fund and its shares and all amendments thereto ("Registration Statement"); and

          (4) A certified copy of any publicly available financial statement or report prepared for Transamerica IDEX by certified or independent public accountants, and copies of any financial statements or reports made by the Fund to its shareholders or to any governmental body or securities exchange.

     The Investment Adviser shall furnish the Sub-Adviser with any further documents, materials or information that the Sub-Adviser may reasonably request to enable it to perform its duties pursuant to this Agreement.

     C. During the term of this Agreement, the Investment Adviser shall furnish to the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales documentation, promotional, marketing, advertising and other written, printed or electronic material or performance information or data prepared for distribution to shareholders of the Fund or the public, which include the Mark or refer to the Fund, the Sub-Adviser or investment companies or other advisory accounts advised or sponsored by the Sub-Adviser in any way, prior to a use thereof which has not been previously approved by the Sub-Adviser. The Investment Adviser shall not use any such materials without the Sub-Adviser's prior written approval, which approval shall not be unreasonably withheld; and the Investment Adviser shall not use any such materials which do not include the Mark if the Sub-Adviser reasonably objects in writing within ten (10) business days (or such other time as may be mutually agreed upon) after the Sub-Adviser's receipt thereof.

     6.   BROKERAGE.

     A. The Sub-Adviser agrees that, in placing orders with broker-dealers for the purchase or sale of Fund securities, it will attempt to obtain the best execution of its orders. Consistent with these obligations and the terms of
Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser may, subject to any procedures that the Board may adopt, agree to pay a broker-dealer that furnishes brokerage or research services a higher commission than that which might have been charged by another broker-dealer for effecting the same transactions, if the Sub-Adviser determines in good faith that such commission is reasonable in relation to the brokerage and research services provided by the broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Adviser with respect to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits provided to the Fund. In no instance will Fund securities be purchased from or sold to the Sub-Adviser, or any affiliated person thereof, except to the extent permitted by exemptive order of the SEC or in accordance with applicable laws and regulations.

     B. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund, as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients.

     7.   OWNERSHIP OF RECORDS.

     The Sub-Adviser shall maintain all books and records required to be maintained by the Sub-Adviser pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions on behalf of the Fund. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees (i) to preserve for the periods prescribed by Rule 31a-3 under the 1940 Act any records that it maintains for the Fund that are required to be maintained by Rule 31a-1 under the 1940 Act, and (ii) to provide the Fund with access to or copies of any records that it maintains for the Fund upon reasonable request by the Fund.

     8.   REPORTS.

     The Sub-Adviser shall furnish to the Board or the Investment Adviser, or both, as appropriate, such information, reports, evaluations, analyses and opinions as the Sub-Adviser and the Board or the Investment Adviser, as appropriate, may mutually agree upon from time to time.

     9.   SERVICES TO OTHER CLIENTS.

     To the extent consistent with the Sub-Adviser's duties and services under this Agreement, nothing contained in this Agreement shall limit or restrict (i) the freedom of the Sub-Adviser, or any affiliated person thereof, to render investment management and corporate administrative services to other investment companies, to act as investment manager or investment counselor to other persons, firms, or corporations, or to engage in any other business activities, or (ii) the right of any director, officer, or employee of the Sub-Adviser, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

     10.  THE SUB-ADVISER'S USE OF THE SERVICES OF OTHERS.

     The Sub-Adviser may (at its cost except as contemplated by Section 6 of this Agreement) employ, retain, or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of obtaining such statistical and other factual information, such advice regarding economic factors and trends, such advice as to occasional transactions in specific securities, or such other information, advice, or assistance as the Sub-Adviser may deem necessary, appropriate, or convenient for the discharge of its obligations hereunder or otherwise helpful to the Sub-Adviser, as appropriate, or in the discharge of the Sub-Adviser's overall responsibilities with respect to the other accounts that it serves as investment manager or counselor, provided that the Sub-Adviser shall at all times retain responsibility for making investment recommendations with respect to the Fund.

     11.  LIABILITY AND INDEMNIFICATION OF THE SUB-ADVISER.

     The Sub-Adviser may rely on information reasonably believed by it to be accurate and reliable. Except as may otherwise be provided by the 1940 Act, neither the Sub-Adviser nor its officers, directors, employees or agents shall be subject to any liability to the Investment Adviser, the Fund or any shareholder of the Fund for any error of judgment, mistake of law or any loss arising out of any investment or other act or omission in the course of, connected with or arising out of any service to be rendered hereunder, except by reason of willful misfeasance, bad faith or gross negligence in its performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

     The Sub-Adviser shall indemnify and hold harmless the Investment Adviser, the Fund and their respective directors, trustees, officers, employees or agents from any and all claims, losses, expenses, obligation and liabilities (including reasonable attorneys fees) arising or resulting from the Sub-Adviser's willful misfeasance, bad faith or gross negligence in its performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

     12.  REPRESENTATIONS OF THE SUB-ADVISER.

     The Sub-Adviser represents, warrants, and agrees as follows:

     A. The Sub-Adviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the Investment Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9 (a) of the 1940 Act or otherwise.

     B. The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and 204A-1 under the Advisers Act and will provide the Investment Adviser and Transamerica IDEX with a copy of such code of ethics and any amendments thereto, together with evidence of adoption for review and approval by the Board. The Sub-Adviser understands that the Board is required to approve the Sub-Adviser's code of ethics and acknowledges that the Agreement is conditioned upon such Board approval.

     C. The Sub-Adviser has adopted proxy voting policies and procedures reasonably designed to ensure that the proxies are voted in the best interests of the Fund and its shareholders and complying with Rule 206(4)-6 under the Advisers Act and will provide the Investment Adviser and Transamerica IDEX with a copy of such policies and procedures and any amendments thereto, together with evidence of adoption for review and approval by the Board. The Sub-Adviser understands that the Board is required to approve the Sub-Adviser's proxy voting policies and procedures and acknowledges that the Agreement is conditioned upon such Board approval.

     D. The Sub-Adviser has provided the Investment Adviser and Transamerica IDEX with a copy of its Form ADV as most recently filed with the SEC and will, promptly after filing any material amendment to its Form ADV with the SEC, furnish a copy of such amendment to the Investment Adviser.

     E. The Sub-Adviser has adopted compliance policies and procedures reasonably designed to prevent violations of the Advisers Act and the rules thereunder, has provided Transamerica IDEX and the Investment Adviser with a copy of such compliance policies and procedures (and will provide them with any amendments thereto), and agrees to assist the Fund in complying with the Fund's compliance program adopted pursuant to Rule 38a-1 under the 1940 Act, to the extent applicable. The Sub-Adviser understands that the Board is required to approve the Sub-Adviser's compliance policies and procedures and acknowledges that the Agreement is conditioned upon such Board approval.

     F. The Sub-Adviser will manage the Fund so that the Fund will qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and will immediately notify the Investment Adviser and the Fund upon having a reasonable basis for believing that the Fund has ceased to so qualify or may not so qualify in the future.

     G. The Sub-Adviser shall notify the Investment Adviser and the Fund immediately of any material fact known to the Sub-Adviser relating to the Sub-Adviser that is not contained in the Registration Statement, or any amendment or supplement thereto, or of any statement contained therein that becomes untrue in any material respect.

     H. The Sub-Adviser shall not divert the Fund's portfolio securities transactions to a broker or dealer in consideration of such broker or dealer's promotion or sales of shares of the Fund, any other series of Transamerica IDEX, or any other registered investment company.

     13.  TERM OF AGREEMENT.

     This Agreement shall become effective as of the date set forth above. Unless sooner terminated as provided herein, it shall continue in effect for two years from its effective date. Thereafter, if not terminated, it shall continue for successive 12-month periods, provided that such continuance is specifically approved at least annually (a) by the vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act) or by the Board and
(b) by the vote, cast in person at a meeting called for the purpose, of a majority of the Trustees who are not interested persons (for regulatory purposes) of Transamerica IDEX or the Investment Adviser. This Agreement may be terminated at any time, without payment of any penalty, on 60 days' written notice to the Investment Adviser or the Sub-Adviser, as appropriate, by (i) the Board, (ii) a vote of a majority of the outstanding voting securities of the Fund, (iii) the Investment Adviser, or (iv) the Sub-Adviser. This Agreement shall terminate automatically in the event of its assignment (as defined or interpreted for regulatory purposes) or the termination of the Advisory Agreement.

     14.  NOTICES.

     Any notice shall be sufficiently given when sent by certified U.S. mail, national expenses deliver service, or facsimile to the parties at the address below:

     If to Transamerica IDEX:

          Transamerica IDEX Mutual Funds
          570 Carillon Parkway
          St. Petersburg, FL 33716
          Attn: Dennis P. Gallagher
          Telephone: (727) 299-1821
          Fax: (727) 299-1832

     If to the Investment Adviser:

          Transamerica Fund Advisors, Inc.
          570 Carillon Parkway
          St. Petersburg, FL 33716
          Attn: Dennis P. Gallagher
          Telephone: (727) 299-1821
          Fax: (727) 299-1832

     If to the Sub-Adviser:

          Transamerica Investment Management, LLC
          11111 Santa Monica Boulevard, Suite 820
          Los Angeles, CA 90025
          Telephone: ______________
          Fax: ____________________

     15.  AMENDMENT OF AGREEMENT.

     No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought, and no amendment of this Agreement shall be effective until approved by the Board and, solely to the extent required by the 1940 Act, regulations thereunder and/or interpretations thereof, the shareholders of the Fund..

     16.  MISCELLANEOUS.

     A. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Delaware without giving effect to the conflicts of laws principles thereof, and the 1940 Act. To the extent that the applicable laws of the State of Delaware conflict with the applicable provisions of the 1940 Act, the latter shall control.

     B. Captions. The captions contained in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

     C. Entire Agreement. This Agreement represents the entire agreement and understanding of the parties hereto and shall supersede any prior agreements between the parties relating to the subject matter hereof, and all such prior agreements shall be deemed terminated upon the effectiveness of this Agreement.

     D. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected, and to this extent, the provisions of this Agreement shall be deemed to be severable.

     E. Definitions. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to authoritative interpretations thereof.

     F. Confidentiality. The Sub-Adviser will maintain the strictest confidence regarding the business affairs of Transamerica IDEX and the Fund. Written reports furnished by the Sub-Adviser to Transamerica IDEX and the Investment Adviser will be treated as confidential, and for the exclusive use and benefit of Transamerica IDEX and the Investment Adviser, except as disclosure may be required by applicable law.

     G. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original of the same agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

TRANSAMERICA FUND ADVISORS, INC.


By:
    -------------------------------------
Name:
      -----------------------------------
Title:
       ----------------------------------


TRANSAMERICA INVESTMENT MANAGEMENT, LLC


By:
    -------------------------------------
Name:
      -----------------------------------
Title:
       ----------------------------------

                             SUB-ADVISORY AGREEMENT

                                   SCHEDULE A

    FUND        SUB-ADVISER COMPENSATION*
    ----      -----------------------------
[FUND NAME]      0.30% of the first $500
               million of average daily net
               assets; and 0.25% of average
              daily net assets in excess of
                       $500 million

*    As a percentage of average daily net assets on an annual basis.

APPENDIX F: DIRECTORS AND PRINCIPAL EXECUTIVE OFFICER OF TFAI

The business address of each director and principal executive officer is 570 Carillon Parkway, St. Petersburg, Florida 33716.

      NAME AND POSITION WITH THE
          INVESTMENT ADVISER                  PRINCIPAL OCCUPATION/POSITION
      --------------------------              -----------------------------
Brian C. Scott                           Trustee/Director, TA IDEX Mutual Funds
Director                                 ("TA IDEX"), AEGON/Transamerica Series
                                         Trust ("ATST"), and Transamerica Income
                                         Shares, Inc. ("TIS"); and Transamerica
                                         Fund Services, Inc. ("TFS")

John K. Carter                           President and Chief Executive Officer,
Director, President and Chief            General Counsel, Chief Compliance
Executive Officer, General Counsel,      Officer and Secretary, TA IDEX, ATST
Chief Compliance Officer and             and TIS; Vice President, AFSG
Secretary                                Securities Corp.; Chief Executive
                                         Officer, Secretary and Chief Compliance
                                         Officer, TII.

Christopher A. Staples                   Senior Vice President - Investment
Director and  Senior Vice President      Management, TA IDEX, ATST, TIS ; and
- Investment Management                  Director, TFS; Vice President -
                                         Investment Administration, TII.

Mr. Scott serves as a Trustee of TA IDEX; Messrs. Carter and Staples serve as Officers of TA IDEX.

TFAI is a Florida corporation with its principal offices located at 570 Carillon Parkway, St. Petersburg, Florida 33716. TFAI is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (Western Reserve) and AUSA Holding Company (23%) (AUSA), both of which are indirect, wholly owned subsidiaries of AEGON N.V. Western Reserve Life Assurance Co. of Ohio is wholly-owned by First AUSA Life Insurance Company, a stock life insurance company, which is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. ("AEGON USA"), a financial services holding company whose primary emphasis is generally the sale and servicing of life and health insurance, and annuity and investment products. AEGON USA is a wholly-owned indirect subsidiary of AEGON, N.V., a Netherlands corporation, which is a publicly traded international insurance group.

     APPENDIX G: MANAGING MEMBERS AND PRINCIPAL EXECUTIVE OFFICER[S] OF TIM

The business address of each of the following persons is 11111 Santa Monica Blvd., Suite 820, Los Angeles, California 90025.

        NAME                 POSITIONS/OFFICES HELD WITH SUB-ADVISER
        ----                 ---------------------------------------
   John C. Riazzi       Chairman of the Board and Chief Executive Officer
Geoffrey I. Edelstein                 Counsel and Secretary
    Gary U. Rolle                    Chief Investment Officer
    Emme Devonish                    Chief Compliance Officer
    Travis Weimer                           Controller

No Officer or Trustee of TA IDEX is an officer, employee, managing member or shareholder of TIM. No Officer or Trustee of TA IDEX owns securities or has any other material indirect interest in TIM.

                        APPENDIX H: AFFILIATED BROKERAGE

                                            Aggregate Amount of Fund Brokerage   Percentage of Fund's Aggregate Brokerage
          Name of Affiliated Broker             Commissions Paid to Broker              Commissions Paid to Broker
          -------------------------         ----------------------------------   ----------------------------------------
AFSG Securities Corporation                                 $0                                     0%
Diversified Investors Securities Corp.                      $0                                     0%
InterSecurities, Inc.                                       $0                                     0%
Transamerica Capital, Inc.                                  $0                                     0%
Transamerica Financial Advisors, Inc.                       $0                                     0%
Transamerica Securities Sales Corporation                   $0                                     0%
World Group Securities, Inc.                                $0                                     0%
                                                           ---
                                            Total:          $0
                                                           ===

                                     PART B

                         TRANSAMERICA IDEX MUTUAL FUNDS
                              570 Carillon Parkway
                          St. Petersburg, Florida 33716

                                   ----------

                       Statement of Additional Information

                                __________, 2006

                                   ----------

Acquisition of the Assets and           By and in Exchange for Shares of:
Liabilities of:

TA IDEX Great Companies - America(SM)   TA IDEX Transamerica Equity

This Statement of Additional Information is available to the shareholders of TA IDEX Great Companies - America(SM) in connection with a proposed transaction whereby all of the assets and liabilities of TA IDEX Great Companies - America(SM) will be transferred to TA IDEX Transamerica Equity in exchange for shares of TA IDEX Transamerica Equity.

This Statement of Additional Information of TA IDEX Transamerica Equity consists of this cover page, the accompanying pro forma financial statements and related notes, and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein:

1. The Statement of Additional Information for Transamerica IDEX Mutual Funds dated March 1, 2006; and

2. The Financial Statements of TA IDEX Great Companies - America(SM) and TA IDEX Transamerica Equity as included in Transamerica IDEX Mutual Funds' Annual Report filed for the year ended October 31, 2005 and the Semi-Annual Report filed for the period ended on April 30, 2006.

This Statement of Additional Information is not a prospectus. A Proxy Statement/Prospectus dated [_________, 2006] relating to the transaction may be obtained, without charge, by writing to Transamerica IDEX Mutual Funds, 570 Carillon Parkway, St. Petersburg, Florida 33716 or calling 1-888-233-4339. This Statement of Additional Information should be read in conjunction with the Proxy Statement/Prospectus.


                                    Part B-1

REORGANIZATION BETWEEN TA IDEX TRANSAMERICA EQUITY AND TA IDEX
GREAT COMPANIES - AMERICA(SM)
PRO FORMA SCHEDULE OF INVESTMENTS
AT APRIL 30, 2006
(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)
(UNAUDITED)

                                                                                 TA IDEX
                                                             TA IDEX         GREAT COMPANIES
                                                       TRANSAMERICA EQUITY      - AMERICA(SM)        PRO FORMA FUND
                                                       -------------------  ------------------  -------------------
                                                         SHARES     VALUE     SHARES   VALUE      SHARES    VALUE
                                                       ---------  --------  ---------  -------  ---------  --------
COMMON STOCKS
Aerospace
   United Technologies Corp.                                  --   $    --     50,000   $3,141     50,000   $ 3,141
Amusement & Recreation Services
   Disney (Walt) Co. (The)                                    --        --     64,660    1,808     64,660     1,808
Beverages
   PepsiCo, Inc.                                              --        --     52,350    3,049     52,350     3,049
Business Services
   eBay, Inc.                                      **    440,000    15,140         --       --    440,000    15,140
   Moody's Corp.                                         220,000    13,642         --       --    220,000    13,642
Chemicals & Allied Products
   Clorox Co.                                                 --        --     29,000    1,861     29,000     1,861
   Praxair, Inc.                                         350,000    19,646         --       --    350,000    19,646
   Procter & Gamble Co.                                  320,000    18,627     33,970    1,977    353,970    20,604
Commercial Banks
   JP Morgan Chase & Co.                                      --        --     44,000    1,997     44,000     1,997
Communication
   XM Satellite Radio Holdings, Inc.-Class A     ** +    480,000     9,706         --       --    480,000     9,706
Communications Equipment
   Corning, Inc.                                   **         --        --     81,000    2,238     81,000     2,238
   QUALCOMM, Inc.                                        700,000    35,938     42,000    2,156    742,000    38,094
Computer & Data Processing Services
   F5 Networks, Inc.                             ** +         --        --     16,000      937     16,000       937
   Intuit, Inc.                                    **    370,000    20,043         --       --    370,000    20,043
   Microsoft Corp.                                       900,000    21,735         --       --    900,000    21,735
   Sun Microsystems, Inc.                          **         --        --    275,000    1,375    275,000     1,375
   Yahoo!, Inc.                                    **         --        --     56,000    1,836     56,000     1,836
Computer & Office Equipment
   Apple Computer, Inc.                            **    270,000    19,005     25,700    1,809    295,700    20,814
   Sandisk Corp.                                 ** +    335,000    21,383         --       --    335,000    21,383
Drug Stores & Proprietary Stores
   Walgreen Co.                                          430,000    18,030         --       --    430,000    18,030
Electronic & Other Electric Equipment
   Emerson Electric Co.                                       --        --     21,000    1,784     21,000     1,784
   General Electric Co.                                  475,000    16,430         --       --    475,000    16,430
Electronic Components & Accessories
   Intel Corp.                                                --        --    100,000    1,998    100,000     1,998
   Trident Microsystems, Inc.                      **         --        --     35,000      931     35,000       931
Engineering & Management Services
   Jacobs Engineering Group, Inc.                  **    270,000    22,329         --       --    270,000    22,329
Furniture & Fixtures

THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE PRO FORMA FINANCIAL STATEMENTS.

REORGANIZATION BETWEEN TA IDEX TRANSAMERICA EQUITY AND TA IDEX
GREAT COMPANIES - AMERICA(SM)
PRO FORMA SCHEDULE OF INVESTMENTS
AT APRIL 30, 2006
(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)
(UNAUDITED)

                                                                                 TA IDEX
                                                             TA IDEX         GREAT COMPANIES
                                                       TRANSAMERICA EQUITY      - AMERICA(SM)        PRO FORMA FUND
                                                       -------------------  ------------------  -------------------
                                                         SHARES     VALUE     SHARES   VALUE      SHARES    VALUE
                                                       ---------  --------  ---------  -------  ---------  --------
   Johnson Controls, Inc.                                     --        --     24,000    1,957     24,000     1,957
Hotels & Other Lodging Places
   Marriott International, Inc.-Class A                  300,000    21,921         --       --    300,000    21,921
   MGM Mirage, Inc.                                **    450,000    20,205         --       --    450,000    20,205
Industrial Machinery & Equipment
   Caterpillar, Inc.                                     350,000    26,509         --       --    350,000    26,509
   National Oilwell Varco, Inc.                    **         --        --     14,000      966     14,000       966
Instruments & Related Products
   Danaher Corp.                                              --        --     30,000    1,923     30,000     1,923
Insurance
   AFLAC, Inc.                                                --        --     39,000    1,854     39,000     1,854
   UnitedHealth Group, Inc.                                   --        --     32,440    1,614     32,440     1,614
   WellPoint, Inc.                                 **    275,000    19,525         --       --    275,000    19,525
Leather & Leather Products
   Coach, Inc.                                     **         --        --     75,000    2,477     75,000     2,477
Life Insurance
   Prudential Financial, Inc.                                 --        --     34,600    2,703     34,600     2,703
Management Services
   Paychex, Inc.                                         400,000    16,156         --       --    400,000    16,156
Medical Instruments & Supplies
   Bard, (C.R.) Inc.                                          --        --     15,000    1,117     15,000     1,117
   Medtronic, Inc.                                            --        --     33,400    1,674     33,400     1,674
   St. Jude Medical, Inc.                          **         --        --     24,190      955     24,190       955
   Zimmer Holdings, Inc.                           **    250,000    15,725         --       --    250,000    15,725
Mining
   Vulcan Materials Co.                                       --        --     17,000    1,444     17,000     1,444
Motor Vehicles, Parts & Supplies
   BorgWarner, Inc.                                           --        --     18,000    1,093     18,000     1,093
Oil & Gas Extraction
   Anadarko Petroleum Corp.                              150,000    15,723         --       --    150,000    15,723
   BJ Services Co.                                            --        --     65,760    2,502     65,760     2,502
   Chesapeake Energy Corp.                          +         --        --     28,000      887     28,000       887
   Hugoton Royalty Trust                                      --        --      2,050       57      2,050        57
   Nabors Industries, Ltd.                         **         --        --     36,000    1,344     36,000     1,344
   Schlumberger, Ltd.                                    400,000    27,656         --       --    400,000    27,656
   Weatherford International, Ltd.                 **         --        --     44,000    2,329     44,000     2,329
   XTO Energy, Inc.                                 +         --        --     34,410    1,457     34,410     1,457
Paper & Allied Products
   3M Co.                                                     --        --     24,000    2,050     24,000     2,050
Petroleum Refining
   Marathon Oil Corp.                                         --        --     13,000    1,032     13,000     1,032

THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE PRO FORMA FINANCIAL STATEMENTS.

REORGANIZATION BETWEEN TA IDEX TRANSAMERICA EQUITY AND TA IDEX
GREAT COMPANIES - AMERICA(SM)
PRO FORMA SCHEDULE OF INVESTMENTS
AT APRIL 30, 2006
(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)
(UNAUDITED)

                                                                                 TA IDEX
                                                             TA IDEX         GREAT COMPANIES
                                                       TRANSAMERICA EQUITY      - AMERICA(SM)        PRO FORMA FUND
                                                       -------------------  ------------------  -------------------
                                                         SHARES     VALUE     SHARES   VALUE      SHARES    VALUE
                                                       ---------  --------  ---------  -------  ---------  --------
   Suncor Energy, Inc.                                   250,000    21,435         --       --    250,000    21,435
   Valero Energy Corp.                                        --        --     15,000      971     15,000       971
Pharmaceuticals
   Alkermes, Inc.                                ** +         --        --     33,460      718     33,460       718
   Allergan, Inc.                                   +    200,000    20,544         --       --    200,000    20,544
   Biogen Idec, Inc.                               **         --        --     20,420      916     20,420       916
   Genentech, Inc.                                 **    280,000    22,319         --       --    280,000    22,319
   Genzyme Corp.                                   **         --        --     25,810    1,579     25,810     1,579
   Gilead Sciences, Inc.                           **         --        --     17,000      978     17,000       978
   Wyeth                                                      --        --     42,620    2,074     42,620     2,074
Printing & Publishing
   McGraw-Hill Cos., Inc. (The)                          420,000    23,377         --       --    420,000    23,377
Radio & Television Broadcasting
   Viacom, Inc.-Class B                            **         --        --     29,000    1,155     29,000     1,155
Retail Trade
   Staples, Inc.                                         820,000    21,656         --       --    820,000    21,656
Rubber & Misc. Plastic Products
   Newell Rubbermaid, Inc.                                    --        --     25,790      707     25,790       707
Security & Commodity Brokers
   American Express Co.                                  400,000    21,524     51,000    2,744    451,000    24,268
   Ameriprise Financial, Inc.                            350,000    17,164         --       --    350,000    17,164
   Chicago Mercantile Exchange                      +     65,000    29,770         --       --     65,000    29,770
   E*TRADE Financial Corp.                         **         --        --     72,000    1,791     72,000     1,791
   Goldman Sachs Group, Inc. (The)                            --        --     11,200    1,795     11,200     1,795
   Morgan Stanley                                             --        --     41,000    2,636     41,000     2,636
   T. Rowe Price Group, Inc.                                  --        --     32,000    2,694     32,000     2,694
Telecommunications
   Sprint Nextel Corp.                                   440,000    10,912     67,000    1,662    507,000    12,574
   Verizon Communications, Inc.                               --        --     53,000    1,751     53,000     1,751
Transportation & Public Utilities
   Expeditors International of Washington, Inc.          280,000    23,971         --       --    280,000    23,971
Trucking & Warehousing
   United Parcel Service, Inc.-Class B              +    340,000    27,564         --       --    340,000    27,564
                                                                   -------              ------              -------
TOTAL COMMON STOCKS (COST: $607,639)                               655,310              84,503              739,813
                                                                   -------              ------              -------

                                                       PRINCIPAL   VALUE     PRINCIPAL   VALUE   PRINCIPAL   VALUE
                                                       ---------   -----     ---------   -----   ---------   -----
SECURITY LENDING COLLATERAL
DEBT
Bank Notes
   Bank of America
   4.81%, due 06/07/2006                            *  $   1,670   $ 1,670   $    130    $ 130   $  1,800    $1,800

THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE PRO FORMA FINANCIAL STATEMENTS.

REORGANIZATION BETWEEN TA IDEX TRANSAMERICA EQUITY AND TA IDEX
GREAT COMPANIES - AMERICA(SM)
PRO FORMA SCHEDULE OF INVESTMENTS
AT APRIL 30, 2006
(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)
(UNAUDITED)

                                                                                 TA IDEX
                                                             TA IDEX         GREAT COMPANIES
                                                       TRANSAMERICA EQUITY      - AMERICA(SM)        PRO FORMA FUND
                                                       -------------------  ------------------  -------------------
                                                       PRINCIPAL   VALUE    PRINCIPAL   VALUE   PRINCIPAL    VALUE
                                                       ---------  --------  ---------  -------  ---------  --------
   4.81%, due 08/10/2006                            *      1,612     1,612        126      126      1,738     1,738
   Bear Stearns & Co.
   5.01%, due 06/06/2006                            *        645       645         50       50        695       695
   5.01%, due 09/07/2006                            *      1,934     1,934        151      151      2,085     2,085
Certificates Of Deposit
   Halifax Bank of Scotland
   4.78%, due 06/06/2006                            *      1,612     1,612        126      126      1,738     1,738
   Rabobank Nederland
   4.87%, due 05/31/2006                            *      1,612     1,612        126      126      1,738     1,738
Commercial Paper
   Banco Santander Central Hispano SA
   4.77%, due 05/02/2006                                     967       967         75       75      1,042     1,042
   Sheffield Receivables Corp.-144A
   4.81%, due 05/03/2006                                   1,609     1,609        125      125      1,734     1,734
Euro Dollar Overnight
   Bank of Montreal
   4.77%, due 05/02/2006                                   1,289     1,289        100      100      1,389     1,389
   Dexia Group
   4.78%, due 05/04/2006                                   1,612     1,612        126      126      1,738     1,738
   Fortis Bank
   4.77%, due 05/01/2006                                     645       645         50       50        695       695
   Royal Bank of Canada
   4.77%, due 05/01/2006                                   2,256     2,256        176      176      2,432     2,432
   Royal Bank of Scotland
   4.75%, due 05/03/2006                                   1,612     1,612        126      126      1,738     1,738
   Svenska Handlesbanken
   4.82%, due 05/01/2006                                   1,231     1,231         96       96      1,327     1,327
Euro Dollar Terms
   BancoBilbao Vizcaya Argentaria SA
   4.95%, due 06/20/2006                                   1,289     1,289        100      100      1,389     1,389
   Bank of the West
   4.94%, due 06/16/2006                                   1,289     1,289        100      100      1,389     1,389
   Barclays
   4.79%, due 05/10/2006                                   1,934     1,934        151      151      2,085     2,085
   4.77%, due 05/16/2006                                     645       645         50       50        695       695
   Canadian Imperial Bank of Commerce
   4.97%, due 06/23/2006                                     967       967         75       75      1,042     1,042
   Credit Suisse First Boston Corp.
   4.73%, due 05/08/2006                                     967       967         75       75      1,042     1,042

THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE PRO FORMA FINANCIAL STATEMENTS.

REORGANIZATION BETWEEN TA IDEX TRANSAMERICA EQUITY AND TA IDEX
GREAT COMPANIES - AMERICA(SM)
PRO FORMA SCHEDULE OF INVESTMENTS
AT APRIL 30, 2006
(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)
(UNAUDITED)

                                                                                 TA IDEX
                                                             TA IDEX         GREAT COMPANIES
                                                       TRANSAMERICA EQUITY      - AMERICA(SM)        PRO FORMA FUND
                                                       -------------------  ------------------  -------------------
                                                       PRINCIPAL   VALUE    PRINCIPAL   VALUE   PRINCIPAL   VALUE
                                                       ---------  --------  ---------  -------  ---------  --------
   Fortis Bank
   4.83%, due 05/08/2006                                     645       645         50       50        695       695
   Lloyds TSB Bank
   4.81%, due 05/11/2006                                     967       967         75       75      1,042     1,042
   Royal Bank of Scotland
   4.87%, due 05/12/2006                                   1,289     1,289        100      100      1,389     1,389
   Societe Generale
   4.79%, due 05/10/2006                                   1,612     1,612        126      126      1,738     1,738
   UBS AG
   4.95%, due 06/20/2006                                   1,612     1,612        126      126      1,738     1,738
Repurchase Agreements                              ++
   Credit Suisse First Boston Corp. 4.92%,
      dated 04/28/2006 to be repurchased
      at $2,361 on 05/01/2006                              2,188     2,188        170      170      2,358     2,358
   Goldman Sachs Group, Inc. (The) 4.92%, dated
      04/28/2006 to be repurchased at $5,106
      on 05/01/2006                                        4,735     4,735        369      369      5,104     5,104
   Lehman Brothers, Inc. 4.92%, dated
      04/28/2006 to be repurchased at $86
      on 05/01/2006                                           80        80          6        6         86        86
   Merrill Lynch & Co. 4.87%, dated 04/28/2006
      to be repurchased at $5,214 on 05/01/2006            4,835     4,835        377      377      5,212     5,212
   Morgan Stanley Dean Witter & Co. 4.93%,
      dated 04/28/2006 to be repurchased at
      $2,433 on 05/01/2006                                 2,256     2,256        176      176      2,432     2,432

                                                         SHARES    VALUE     SHARES    VALUE     SHARES     VALUE
                                                       ---------   -----    ---------  -----   ---------   -------
INVESTMENT COMPANIES
   Barclays Global Investors Institutional
      Money Market Fund 1-day yield of 4.78%           2,578,693  $  2,579    200,852  $   201  2,779,545  $  2,780
   Merrimac Cash Fund, Premium Class
      1-day yield of 4.61%                          @    686,102       686     53,440       53    739,542       739
                                                                  --------             -------             --------
TOTAL SECURITY LENDING COLLATERAL (COST: $54,844)                   50,881               3,963              54,844
                                                                  --------             -------             --------
TOTAL INVESTMENT SECURITIES (COST: $662,483)        #             $706,191             $88,466             $794,657
                                                                  ========             =======             ========

NOTES TO SCHEDULE OF INVESTMENTS:

**   Non-income producing.

+ At April 30, 2006, all or a portion of this security is on loan. The value at April 30, 2006, of all securities on loan is $53,252.

*    Floating or variable rate note. Rate is listed as of April 30, 2006.

++ Cash collateral for the Repurchase Agreements, valued at $15,640, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00% - 9.05% and 05/02/2006 - 12/31/2049, respectively.

@ Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

# Aggregate cost for Federal income tax purposes is $662,853. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $145,264 and $13,460, respectively. Net unrealized appreciation for tax purposes is $131,804.

DEFINITIONS:

144A 144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2006, these securities aggregated $1,734.

THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE PRO FORMA FINANCIAL STATEMENTS.

REORGANIZATION BETWEEN TA IDEX TRANSAMERICA EQUITY AND TA IDEX GREAT COMPANIES - AMERICA(SM)
PRO FORMA STATEMENT OF ASSETS AND LIABILITIES
AT APRIL 30, 2006
(ALL AMOUNTS EXCEPT PER SHARE AMOUNTS IN THOUSANDS)
(UNAUDITED)

                                                                        TA IDEX     TA IDEX GREAT
                                                                     TRANSAMERICA     COMPANIES                   PRO FORMA
                                                                        EQUITY       AMERICA(SM)    ADJUSTMENTS      FUND
                                                                     ------------   -------------   -----------   ---------
ASSETS:
   Investment securities, at cost                                      $ 580,424       $82,059                    $ 662,483
                                                                       =========       =======                    =========
   Investment securities, at value
      (including securities loaned of $49,385, $3,867 and $53,252,
      respectively)                                                    $ 706,191       $88,466                    $ 794,657
   Cash                                                                   24,475           117                       24,592
   Receivables:
      Investment securities sold                                              --         2,917                        2,917
      Shares of beneficial interest sold                                   1,515             7                        1,522
      Interest                                                                45             6                           51
      Dividends                                                              330            96                          426
   Other                                                                      28             8                           36
                                                                       ---------       -------                    ---------
                                                                         732,584        91,617                      824,201
                                                                       ---------       -------                    ---------
LIABILITIES:
   Investment securities purchased                                            --           711                          711
   Accounts payable and accrued liabilities:
      Shares of beneficial interest redeemed                                 331           278                          609
      Management and advisory fees                                           404            51                          455
      Distribution and service fees                                           93            51                          144
      Transfer agent fees                                                    101            43                          144
      Administration fees                                                     11             1                           12
   Payable for collateral for securities on loan                          50,881         3,963                       54,844
   Other                                                                      82            27                          109
                                                                       ---------       -------                    ---------
                                                                          51,903         5,125                       57,028
                                                                       ---------       -------                    ---------
NET ASSETS                                                             $ 680,681       $86,492                    $ 767,173
                                                                       =========       =======                    =========
NET ASSETS CONSIST OF:
   Shares of beneficial interest unlimited shares authorized,
      no par value                                                       669,138        88,455                      757,593
   Distributable net investment income (loss)                               (826)         (290)                      (1,116)
   Accumulated net realized gain (loss) from investment
      securities                                                        (113,397)       (8,079)                    (121,476)
   Net unrealized appreciation (depreciation) on investment
      securities                                                         125,766         6,406                      132,172
                                                                       ---------       -------                    ---------
NET ASSETS                                                             $ 680,681       $86,492                    $ 767,173
                                                                       =========       =======                    =========
NET ASSETS BY CLASS:
   Class A                                                             $  86,366       $26,937                    $ 113,303
   Class B                                                                54,678        35,571                       90,249
   Class C                                                                26,775        15,559                       42,334
   Class I                                                               512,862         8,425                      521,287
SHARES OUTSTANDING:
   Class A                                                                 8,780         2,692        46(a)          11,518
   Class B                                                                 5,826         3,697        91(a)           9,614
   Class C                                                                 2,850         1,617        40(a)           4,507
   Class I                                                                51,972           840        14(a)          52,826
NET ASSET VALUE PER SHARE:
   Class A                                                             $    9.84       $ 10.01                    $    9.84
   Class B                                                                  9.39          9.62                         9.39
   Class C                                                                  9.39          9.62                         9.39
   Class I                                                                  9.87         10.03                         9.87
MAXIMUM OFFERING PRICE PER SHARE (1):
   Class A                                                             $   10.41       $ 10.59                    $   10.41

(1) Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B, C and I shares represents offering price. The redemption price for Classes B and C shares equals net asset value less any applicable contingent deferred sales charge.

(a) See Note 2 of the Pro Forma Notes to the Financial Statements.

THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE PRO FORMA FINANCIAL STATEMENTS.

REORGANIZATION BETWEEN TA IDEX TRANSAMERICA EQUITY AND TA IDEX GREAT COMPANIES - AMERICA(SM)
PRO FORMA STATEMENT OF OPERATIONS
FOR THE PERIOD MAY 1, 2005 THROUGH APRIL 30, 2006
(ALL AMOUNTS IN THOUSANDS)
(UNAUDITED)

                                                                        TA IDEX     TA IDEX GREAT
                                                                     TRANSAMERICA     COMPANIES                   PRO FORMA
                                                                        EQUITY       AMERICA(SM)    ADJUSTMENTS      FUND
                                                                     ------------   -------------   -----------   ---------
Investment Income:
   Dividends (net of withholding taxes on foreign dividends of
      $4, $-- and $4, respectively)                                    $  3,156        $ 1,144                    $  4,300
   Interest                                                                 373             76                         449
   Income from loaned securities-net                                         41              4                          45
                                                                       --------       --------                    --------
                                                                          3,570          1,224                       4,794
                                                                       --------       --------                    --------
EXPENSES:
   Management and advisory fees                                           3,405            749        (38)(b)        4,116
   Distribution and service fees:
      Class A                                                               621            119                         740
      Class B                                                               512            413                         925
      Class C                                                               247            194                         441
   Transfer agent fees:
      Class A                                                               368            130                         498
      Class B                                                               374            176                         550
      Class C                                                                96             67                         163
      Class I                                                                --             --                          --
   Printing and shareholder reports                                          97             33                         130
   Custody fees                                                              38             12         (2)(c)           48
   Administration fees                                                       91             19                         110
   Legal fees                                                                25              7                          32
   Audit fees                                                                29             21        (21)(d)           29
   Trustees fees                                                             19              4                          23
   Registration fees                                                         49             28                          77
   Other                                                                      8              4                          12
                                                                       --------        -------        -------     --------
Total expenses                                                            5,979          1,976        (61)           7,894
      Less:
   Reimbursement of class expenses:
      Class A                                                                (8)           (38)        46(e)            --
      Class B                                                              (204)           (62)        35(e)          (231)
      Class C                                                                (3)           (14)         6(e)           (11)
                                                                       --------        -------        -------     --------
   Total reimbursed expenses                                               (215)          (114)        87             (242)
                                                                       --------        -------        -------     --------
   NET EXPENSES                                                           5,764          1,862         26            7,652
                                                                       --------        -------        -------     --------
NET INVESTMENT INCOME (LOSS)                                             (2,194)          (638)       (26)          (2,858)
                                                                       --------        -------        -------     --------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   Realized gain (loss) from investment securities                       13,239          9,522                      22,761
   Increase (decrease) in unrealized appreciation (depreciation) on
      investment securities                                              99,320         (1,058)                     98,262
                                                                       --------        -------                    --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES        112,559          8,464                     121,023
                                                                       --------        -------                    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS        $110,365        $ 7,826        (26)        $118,165
                                                                       ========        =======        =======     ========

(b) - (e) See Note 2 of the Pro Forma Notes to the Financial Statements.

THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE PRO FORMA FINANCIAL STATEMENTS.

REORGANIZATION BETWEEN TA IDEX TRANSAMERICA EQUITY AND TA IDEX GREAT COMPANIES - AMERICA(SM)

PRO FORMA NOTES TO THE FINANCIAL STATEMENTS
At April 30, 2006
(ALL AMOUNTS IN THOUSANDS)
(UNAUDITED)

NOTE 1 - GENERAL

The accompanying unaudited pro forma financial statements are presented to show the effect of the proposed transfer of substantially all of the assets of TA IDEX Great Companies - America(SM) (the "Fund") to TA IDEX Transamerica Equity (the "Acquiring Fund") in exchange for Class A, B, C and I shares of the Acquiring Fund and the assumption by the Acquiring Fund of substantially all of the liabilities of the Fund as described elsewhere in this proxy statement/prospectus.

The "Pro Forma Fund" as identified in these financial statements represents the combined fund after the merger, with the Acquiring Fund treated as the accounting survivor for financial reporting purposes. Management believes the Acquiring Fund to be the accounting survivor because this fund's investment objective/style, fee and expense structure would remain in tact with the combined fund. In addition, the Acquiring Fund has substantially more assets than the Fund.

Under the terms of the Agreement and Plan of Reorganization, the exchange of assets of the Fund for the Class A, B, C and I shares of the Acquiring Fund will be treated and accounted for as a tax-free reorganization. The acquisition would be accomplished by an acquisition of the net assets of the Fund in exchange for the Class A, B, C and I shares of the Acquiring Fund at net asset value. The unaudited pro forma Schedule of Investments and the unaudited Pro Forma Statement of Assets and Liabilities have been prepared as though the acquisition had been effective on April 30, 2006. The unaudited pro forma Statement of Operations has been prepared as though the acquisition had been effective May 1, 2005 to report operations for the twelve months ended April 30, 2006.

The accompanying pro forma financial statements should be read in conjunction with the financial statements of the Fund and the Acquiring Fund, which are included in their respective semi-annual reports dated April 30, 2006.

NOTE 2 - PRO FORMA ADJUSTMENTS

The Pro Forma adjustments below reflect the impact of the merger.

(a) To adjust shares outstanding of the Pro Forma Fund based on combining the Fund at the Acquiring Fund's net asset value.

(b) To restate advisory fees using the Acquiring Fund advisory fee rates for the Pro Forma Fund at the combined average daily net assets of the Fund and Acquiring Fund.

(c)  To remove duplicate Custody fees.

(d)  To remove duplicate Auditing fees.

(e) To adjust the Reimbursements by the investment advisor as a result of the stated annual expense limit of the Acquiring Fund at the combined average daily net assets of the Fund and the Acquiring Fund.

No adjustments have been made to investments owned on the Schedules of Investments as the investments of the Pro Forma Fund are not unsuitable nor violate the investment objectives of the Acquiring Fund.

At April 30, 2006
(ALL AMOUNTS IN THOUSANDS)
(UNAUDITED)

NOTE 3 - INVESTMENT ADVISORY AND OTHER TRANSACTIONS

Transamerica Fund Advisors, Inc. ("TFAI") is the Acquiring Fund's investment adviser. Transamerica Fund Services, Inc. ("TFS") is the Acquiring Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Acquiring Fund's distributor/principal underwriter. TFAI, TFS, and AFSG are affiliates of AEGON, NV, a Netherlands corporation.

Transamerica Investment Management, LLC is both an affiliate of the Acquiring Fund and a sub-adviser to the Pro Forma Fund.

Certain officers and trustees of the Acquiring Fund are also officers and/or directors of TFAI, TFS and AFSG.

The following schedule represents the percentage of Pro Forma Fund assets owned by affiliated investment companies at April 30, 2006:

                                                         Net        % of
                                                       Assets    Net Assets
                                                      --------   ----------
TA IDEX Asset Allocation- Conservative Portfolio      $ 27,460      3.58%
TA IDEX Asset Allocation- Growth Portfolio             176,820     23.05%
TA IDEX Asset Allocation- Moderate Portfolio           104,156     13.58%
TA IDEX Asset Allocation- Moderate Growth Portfolio    204,531     26.66%
                                                      --------     -----
   Total                                              $512,967     66.87%
                                                      ========     =====

INVESTMENT ADVISORY FEES

The Acquiring Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

     0.75% of the first $500 million of ANA
     0.70% of ANA over $500 million

If the reorganization is approved, the Acquiring Fund will pay management fees to TFAI based on ANA at the following breakpoints:

     0.75% of the first $500 million of ANA
     0.70% of the next $2.0 billion of ANA
     0.65% of ANA over $2.5 billion

TFAI has contractually agreed to waive its advisory fee and will reimburse the Acquiring Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

     1.17% Expense Limit

If the reorginization is approved, the Fund will not be required to reimburse the adviser for previously waived advisory fees and reimbursed class expenses Total waived advisory fees are $148 and total Reimbursed class Expenses are $88.

                                     PART C

                                OTHER INFORMATION

[NOTE: PLEASE CONFIRM, UPDATE AND COMPLETE.]

Item 15 Indemnification

     Provisions relating to indemnification of the Registrant's Trustees and employees are included in Registrant's Restatement of Declaration of Trust and Bylaws which are incorporated herein by reference.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons, or otherwise, Registrant has been advised that in the opinion of the Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16 Exhibits

(1)  Declaration of Trust(m)

(2)  Bylaws(m)

(3)  Not Applicable

(4)  Form of Plan of Reorganization(n)

(5)  See Exhibits 1 and 2.

(6)  (a)  Investment Advisory Contract - TA IDEX Transamerica Equity(e)

     (b)  Sub-Advisory Agreement - TA IDEX Transamerica Equity(e)

(7)  (a)  Underwriting Agreement(j)

     (b)  Dealer's Sales Agreement(i)

     (c)  Service Agreement(d)

     (d)  Wholesaler's Agreement(c)

     (e)  Amended and Restated Plan for Multiple Classes of Shares(g)

(8)  Trustees Deferred Compensation Plan(b)

(9)  Custody Agreement(h)

(10) (a)  Plan of Distribution under Rule 12b-1 - Class A/B Shares(k)

     (b)  Plan of Distribution under Rule 12b-1 - Class C Shares(k)

          (i)  TA IDEX Transamerica Equity(e)

          (ii) Amendment to Plan of Distribution under Rule 12b-1(f)

(11) Opinion and Consent of Counsel to be filed herewith.

(12) Opinion and Consent of Dechert LLP to be filed by post-effective amendment.

(13) (a)  (i)  Transfer Agency Agreement(a)

          (ii) Amendment to Transfer Agency Agreement(l)

     (b)  (i)  Administrative Services Agreement(h)

          (ii) Amendment to Administrative Services Agreement(l)

     (c)  Expense Limitation Agreement(j)

     (d)  Consulting Agreement(k)

(14) Consent of Independent Registered Certified Public Accounting Firm is filed herewith.


                                    Part C-1

(15) Not Applicable

(16) Powers of Attorney are filed herewith.

(17) Form of proxy card is filed herewith.

----------
All exhibits filed previously are herein incorporated by reference.

(a) Filed previously with Post-Effective Amendment No. 20 to Registration Statement filed on November 16, 1995 (File No. 33-2659).

(b) Filed previously with Post-Effective Amendment No. 24 to Registration Statement filed on November 16, 1996 (File No. 33-2659).

(c) Filed previously with Post-Effective Amendment No. 25 to Registration Statement filed on January 31, 1997 (File No. 33-2659).

(d) Filed previously with Post-Effective Amendment No. 31 to Registration Statement filed on September 2, 1999 (File No. 33-2659).

(e) Filed previously with Post-Effective Amendment No. 33 to Registration Statement filed on December 17, 1999 (File No. 33-2659).

(f) Filed previously with Post-Effective Amendment No. 42 to Registration Statement filed on March 1, 2001 (File No. 33-2659).

(g) Filed previously with Post-Effective Amendment No. 43 to Registration Statement filed on December 17, 2001 (File No. 33-2659).

(h) Filed previously with Post-Effective Amendment No. 49 to Registration Statement filed on September 12, 2002 (File No. 33-2659).

(i) Filed previously with Post-Effective Amendment No. 50 to Registration Statement filed on November 12, 2002 (File No. 33-2659).

(j) Filed previously with Post-Effective Amendment No. 51 to Registration Statement filed on December 13, 2002 (File No. 33-2659).

(k) Filed previously with Post-Effective Amendment No. 56 to Registration Statement filed on March 1, 2004 (File No. 33-2659).

(l) Filed previously with Post-Effective Amendment No. 67 to Registration Statement filed on February 25, 2005 (File No. 33-2659).

(m) Filed previously with Post-Effective Amendment No. 69 to Registration Statement filed on May 27, 2005 (File No. 33-2659). Where is this in the list of exhibits?

(n)  See Appendix A to the Proxy Statement/Prospectus.

Item 17. Undertakings

1. The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933 (17 CFR 230.145(c)), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

2. The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

3. The undersigned registrant undertakes to file a post-effective amendment to this registration statement upon the closing of the Reorganizations described in this registration statement that contains an opinion of counsel supporting the tax matters discussed in this registration statement.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Petersburg and State of Florida on the 4th day of August, 2006.

                                        TRANSAMERICA IDEX MUTUAL FUNDS


                                        By: /s/ John K. Carter
                                            ------------------------------------
                                            John K. Carter
                                            President and Chief Executive
                                            Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the 4th day of August, 2006.

                                        TRANSAMERICA IDEX MUTUAL FUNDS


/s/ Peter R. Brown                      By: /s/ John K. Carter
-------------------------------------      -------------------------------------
Peter R. Brown                             John K. Carter, as President and
Chairman of the Board and Trustee          Chief Executive Officer, and as
                                           Attorney-In-Fact for the Trustees
                                           whose names appear opposite


/s/ Robert L. Anderson                  /s/ Glenn E. Brightman
-------------------------------------   ----------------------------------------
Robert L. Anderson, Ph.D.               Glenn E. Brightman, Senior Vice
Trustee                                 President and Principal Financial
                                        Officer

/s/ Daniel Calabria
-------------------------------------
Daniel Calabria
Trustee


/s/ Charles C. Harris
-------------------------------------
Charles C. Harris
Trustee


/s/ Jack E. Zimmerman
-------------------------------------
Jack E. Zimmerman
Trustee


/s/ Janice B. Case
-------------------------------------
Janice B. Case
Trustee


/s/ Norm R. Nielsen
------------------------------------
Norm R. Nielsen
Trustee


/s/ Russel A. Kimball, Jr.              /s/ John W. Waechter
-------------------------------------   ----------------------------------------
Russell A Kimball, Jr.                  John W. Waechter
Trustee                                 Trustee


/s/ Leo J. Hill                         /s/ William W. Short, Jr.
-------------------------------------   ----------------------------------------
Leo J. Hill                             William W. Short, Jr.
Trustee                                 Trustee

                                  EXHIBIT INDEX

11   Opinion and Consent of Counsel filed herewith.

14 Consent of Independent Registered Certified Public Accounting Firm is filed herewith.

16   Powers of Attorney are filed herewith

17   Form of proxy card is filed herewith.